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                                                                           #9152
                                                                          REV. D

                                                                          Rev. D
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                              ACQUISITION AGREEMENT

               ERICSSON CMS 8800 CELLULAR MOBILE TELEPHONE SYSTEM

                                TABLE OF CONTENTS

ARTICLE 1    DEFINITIONS..................................................2
ARTICLE 2    SCOPE OF AGREEMENT...........................................6
ARTICLE 3    TERM OF AGREEMENT............................................8
ARTICLE 4    PRICES.......................................................8
ARTICLE 5    TERMS OF PAYMENT.............................................9
ARTICLE 6    ORDERS AND SCHEDULING.......................................10
ARTICLE 7    ORDER DELAY/CANCELLATION....................................12
ARTICLE 8    INSTALLATION................................................12
ARTICLE 9    ACCEPTANCE TESTING AND ACCEPTANCE...........................13
ARTICLE 10   DELAY.......................................................15
ARTICLE 11   PURCHASER'S AND SELLER'S RESPONSIBILITIES...................16
ARTICLE 12   LICENSES, PERMITS AND APPROVALS.............................17
ARTICLE 13   WARRANTIES..................................................17
ARTICLE 14   CONFIDENTIAL INFORMATION....................................23
ARTICLE 15   CONTINUITY OF EXPANSION FUNCTIONALITY.......................24
ARTICLE 16   AMENDMENTS..................................................24
ARTICLE 17   TITLE; RISK OF LOSS.........................................24
ARTICLE 18   INSURANCE...................................................25
ARTICLE 19   SOFTWARE....................................................26
ARTICLE 20   TAXES.......................................................27
ARTICLE 21   INDEMNIFICATION AND LIMITATION OF LIABILITY.................27
ARTICLE 22   INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT...................28
ARTICLE 23   DISPUTE RESOLUTION..........................................29
ARTICLE 24   TERMINATION AND DEFAULT.....................................30
ARTICLE 25   ADVERTISING.................................................32
ARTICLE 26   LATE PAYMENTS...............................................33
ARTICLE 27   PERSONNEL...................................................33
ARTICLE 28   ASSIGNMENT..................................................33
ARTICLE 29   NOTICES.....................................................33
ARTICLE 30   AUTHORITY AND COMPLIANCE WITH LAWS..........................34
ARTICLE 31   HEADINGS....................................................34
ARTICLE 32   GOVERNING LAW; SEVERABILITY.................................35
ARTICLE 33   NO WAIVER...................................................35
ARTICLE 34   ENTIRETY OF AGREEMENT; NO ORAL CHANGE.......................35
ARTICLE 35   ATTACHMENTS AND INCORPORATIONS..............................35
ARTICLE 36   FINANCING AND BOARD APPROVAL................................36

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                              ACQUISITION AGREEMENT
               ERICSSON CMS 8800 CELLULAR MOBILE TELEPHONE SYSTEM

This Agreement (the "Agreement"), is made and effective as of December 30, 1998 (the "Effective Date"), by and between TRITEL FINANCE, INC., a Delaware corporation, and TRITEL COMMUNICATIONS, INC., a Delaware corporation, with their principal places of business in Jackson, Mississippi (jointly, "PURCHASER") and ERICSSON INC., a Delaware Corporation acting through its Network Operators Group with its principal place of business in Richardson, Texas ("SELLER").

ARTICLE 1 DEFINITIONS

As used herein:

(a) "Affiliate" means any individual, corporation, partnership, joint venture, proprietorship, or other entity directly or indirectly owning, owned by or under common ownership with either party to the extent of more than fifty percent (50%) of the voting shares or controlling interests owned beneficially by such entity or party, as the case may be.

(b) "AT&T Standards" means those certain core features, quality standards and technology requirements for Equipment and related Services and Software utilized in Tritel PCS Markets as specified in that certain Securities Purchase Agreement between Tritel, Inc., and AT&T Wireless PCS, Inc. and certain other parties dated May 20, 1998.

(c) "Cause" means that degree of responsibility or causation equal to at least 66.67% of the responsibility for or cause of an event on a comparative basis.

(d) "Cell Site" generally refers to a single physical location and enclosures thereof of one or more radio base stations (i.e., "cell(s)") in the System.

(e) "Cell Site Configuration" means the Equipment, Software, Installation and other applicable Services rendered hereunder at a Cell Site required to operate and control a particular cell at a Cell Site.

(f) "Cell Site Configuration Engineering" means the engineering required, on a site-specific basis, to establish the Cell Site Configuration Installation specifications, including; preparing Equipment lists, Equipment layout drawings, Equipment labels, cable ladder layout drawings, and "as-built" drawings and Documentation. Cell Site Configuration Engineering also includes the design for DC power distribution for Cell Site Configurations.

(g) "Cell Site Facilities Engineering" means the engineering required to design a specific Cell Site, including; property surveys, soil reports, Cell Site layouts, drawings and specifications for the construction of the Cell Site, shelters, towers, generators, grounding analysis, and all other items required to make the Cell Site functional. Cell Site Facilities Engineering does not include Cell Site Configuration Engineering.

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(h)     "Civil Work" means the labor and materials necessary in the performance of demolition, construction and renovation work (e.g., roads, grading, fencing, structural improvements, etc.) at the MSC location and at each Cell Site to assure that each Cell Site and MSC location is ready for Installation of the Equipment.

(i)     "Civil Work Supervision" means the supervision of Civil Work.

(j) "Confidential Matters" means all information about the business and financial matters (including costs, profits and plans for future development, training materials, Documentation, methods of operation and marketing concepts) and any other proprietary information relating to a party hereto or its Affiliates and their respective operations, businesses and financial affairs, that is obtained by the other party hereto as a result of the working relationship between the parties hereto with respect to the subject matter hereof, whether obtained prior to or after the date hereof; provided, however, that Confidential Matters shall not include information that (a) is or becomes generally available to the public other than as the result of wrongful disclosure by the recipient hereunder, its Affiliates or their respective representatives, or (b) was available to the recipient or its Affiliates or their respective representatives on a non-confidential basis prior to disclosure hereunder, or (c) is independently developed by the recipient hereunder, or (d) becomes rightfully available to the recipient from a third party that is under no obligation to maintain such information as confidential, or (e) is required to be disclosed through government regulation or court order. Recipient shall have the burden of proving by a preponderance of the evidence the applicability of any of the foregoing exceptions.

(k) "Consent" means the prior written approval of a party to do the act or thing for which the consent or approval is solicited, or the act of granting such consent or approval, as the context may require, which consent or approval shall not be unreasonably withheld, conditioned or delayed.

(l) "Documentation" means the documentation for the System described in Attachment E.

(m) "Equipment" means the equipment specified in Attachment A to this Agreement and purchased from SELLER, and such other wireless telecommunications equipment as SELLER or its Affiliates may hereafter make available to PURCHASER and which PURCHASER hereafter orders from SELLER under this Agreement. Equipment does not include subscriber equipment, which shall mean mobile telephone handsets, mounting hardwire, test equipment, antennas and similar subscriber equipment.

(n) "Facilities Preparation Services" means Civil Work, Civil Work Supervision, Ground Plan Architectural Work, Structural Architectural Work, and Utilities Work.

(o) "FCC" means the Federal Communications Commission or any successor agency thereto.

(p) "Ground Plan Architectural Work" means the preparation of architectural drawings necessary to obtain zoning permits and conditional use permits.

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(q)     "In Revenue Service" means the commercial use of the System, or a portion thereof, exclusive of operation for purposes of conducting Acceptance Tests.

(r) "Initial Configuration" means the portion of the System, on a per market basis, which is intended by the parties to be constructed, Installed and operated as the primary phase of the System, as more specifically set out in Attachment A. Initial Configuration does not include expansions thereto (e.g., additional Cell Site Configurations or additional MSC Configurations).

(s) "Installation" means the performance and supervision by SELLER of all installation purchased from and performed by SELLER of Equipment and Software and as further described in Article 8 and Attachment B.

(t) "MSC" means Mobile Switching Center, which generally refers to the physical location and enclosures thereof.

(u) "MSC Configuration" means the Equipment, Software, Installation and other applicable Services rendered hereunder at an MSC required to operate and control the MSC Configuration as the switching function of the System.

(v) "MSC Configuration Engineering" means the engineering required to establish the MSC Configuration Installation specifications, including; preparing Equipment lists, Equipment layout drawings, Equipment labels, cable tray layout drawings, and "as-built" drawings and Documentation. MSC Configuration Engineering also includes the design for DC power distribution for MSC Configurations.

(w) "MSC Facilities Engineering" means the engineering required to design a specific MSC, including; property surveys, soil reports, building layouts, drawings and specifications for the construction of the building, towers, generators, grounding analysis, and all other items required to make the MSC functional. MSC Facilities Engineering does not include MSC Configuration Engineering.

(x) "Network Element" means Equipment and Software required to perform switching or network node functions for a System (e.g., Authentication Center, Equipment Identity Register, Messaging System, Mobile Switching Center/Visitor Location Register, Mobile Intelligent Network, Service Signaling Point Home Location Register, Service Control Point, Signal Transfer Point, MSC, Short Message Service, Mobile Data Network Intermediate System, Mobile Data Base Station, Network Management Server).

(y) "Notice" means a writing containing the information required by this Agreement to be communicated to either party hereto, sent by (a) registered or certified mail, postage prepaid, (b) personal delivery,
        (c) confirmed air courier, or (d) by facsimile transmittal to such party at the address provided herein.

(z) "Operations Support System Services" means a combination of hardware and software platforms that provide tools for operating, maintaining, analyzing and provisioning the System, as further described in Attachment I.

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(aa)    "Order" means PURCHASER's purchase order generated as detailed in
        Article 6, which is accepted by SELLER, or any document that the parties mutually agree upon as the vehicle for procuring Equipment, Software and Services pursuant to this Agreement.

(bb) "Professional Services" means those services offered by SELLER relating to System design, enhancement and optimization as set forth in Attachment N.

(cc) "Software" means all software furnished hereunder including, but not limited to, computer programs contained on a magnetic or optical storage medium, in a semiconductor device, or in another memory device or system memory consisting of (i) hardwired logic instructions which manipulate data in central processors, control input-output operations, and error diagnostic and recovery routines, and (ii) instruction sequences in machine-readable code that control call processing, radio infrastructure, peripheral equipment and administration and maintenance functions. The term "Software" includes all Software Updates, Software Enhancements, and Software Features.

(dd) "Software Enhancements" means modifications or improvements made to the Software which improve performance or capacity of the Software, but shall not include Software Updates.

(ee) "Software Features" means distinct programs which constitute additional functions to the Software.

(ff) "Software Updates" means periodic updates to the Software issued by SELLER to correct defects in the Software, but shall not include Software Enhancements.

(gg) "Specifications" means the specifications and performance standards of the Equipment, Software and the System as set forth in the SELLER's Documentation. Specifications shall also include any specifications and performance standards delivered to PURCHASER by SELLER in the future, which relate to the System, Equipment or Software; however, no future specifications or performance standards shall reduce, diminish or otherwise adversely impact previously delivered specifications.

(hh) "Structural Architectural Work" means the preparation of all architectural drawings and blueprints relating to the structural specifications for the MSC and/or Cell Sites.

(ii) "System" means the Initial Configuration and all expansions thereto purchased by PURCHASER from SELLER pursuant to this Agreement, including all Equipment, Software, Installation and other Services purchased from SELLER by PURCHASER hereunder relating to the System.

(jj) "System Support Services" means those services to be provided by SELLER to PURCHASER for maintenance of Equipment and Software as described further in Attachment D.

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(kk)    "Services" means Cell Site Configuration Engineering, Cell Site
        Facilities Engineering, Civil Work, Civil Work Supervision, Facilities Preparation Services, Ground Plan Architectural Work, Installation, Network Element Configuration Engineering, Network Element Facilities Engineering, Network Services, RF Services, Structural Architectural Work, Support System Services, Technical Education, Transmission Services and all other services as SELLER provides or makes available to its customers, and which are more fully described in Attachment N.

(ll) "Technical Education" means the training courses offered by SELLER as set forth in Attachment C.

(mm) "Tritel PCS Markets" means those areas within the customer markets set forth in Attachment K in which PURCHASER or its Affiliates has FCC licenses to provide PCS services.

(nn) "Utilities Work" means the installation of electric and telephone utilities at the MSC and Cell Sites.

Unless the context otherwise requires, the terms defined in Article I hereof or herein shall have the meanings therein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. When a reference is made in this Agreement to a paragraph, such reference shall be to a paragraph of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The use of a gender herein shall be deemed to include the neuter, masculine and feminine genders wherever necessary or appropriate. Whenever the word "herein" is used in this Agreement, it shall be deemed to refer to the Agreement and not to a particular paragraph of the Agreement unless expressly stated otherwise.

ARTICLE 2 SCOPE OF AGREEMENT

2.1 Upon the terms and conditions herein set forth, PURCHASER hereby agrees to purchase from SELLER, and SELLER hereby agrees to sell, deliver, provide to PURCHASER and install in the Tritel PCS Markets, the Initial Configuration of the System, including the Equipment and Software and Installation therefor, as well as Documentation, Cell Site Configuration Engineering, MSC Configuration Engineering, Operations Support System Services, System Support Services, Professional Services and the other Services described herein which may be ordered by PURCHASER as part of the Initial Configuration. SELLER shall render such Services provided that PURCHASER is in compliance in all material respects with its obligations and requirements under this Agreement. At PURCHASER's option, additional markets may be designated for inclusion within the scope of this Agreement with SELLER's prior written Consent and utilizing the same pricing as provided for the Initial Configuration of the System.

2.2 The commitments of the Parties with respect to this Agreement or any Order thereunder shall be expressly conditioned upon PURCHASER having obtained and maintained an

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        effective FCC license as aforesaid and financing for the Market Area referenced in said Order.

2.3 During the Term of this Agreement, PURCHASER agrees to purchase a minimum of [CONFIDENTIAL TREATMENT REQUESTED] of Equipment, Software and Services from SELLER and to utilize SELLER as its exclusive Equipment provider in the Tritel PCS Markets, for all Expansions of Equipment and Software to the Initial Configuration. PURCHASER's minimum purchase commitment and grant of exclusivity is conditioned upon (i) SELLER continuing to make available to PURCHASER sufficient quantities of Equipment and Software, under the terms and conditions of this Agreement, to meet PURCHASER's needs, (ii) SELLER's compliance with this Agreement in all material respects, (iii) SELLER's continued ability to provide PURCHASER with first class quality, state of the art Equipment, Software and Services, (iv) SELLER's compliance in all material respects with any FCC requirements for its Equipment, Software and Services, and
        (v) SELLER's ability to provide Equipment, Software and Services which will enable PURCHASER to meet the AT&T Standards in all material respects. For purposes of this Section 2.3, "state of the art" means Equipment or Software, as applicable, which is the general functional equivalent in features, size and performance with equipment offered by any other PCS equipment vendor for sale in the United States.

2.4 SELLER shall, in accordance with the procedures set forth in Article 6, make available to PURCHASER Cell Site Facilities Engineering, Facilities Preparation Services, MSC Facilities Engineering, Professional Services, and such other Services as SELLER may from time to time offer to its customers.

2.5 SELLER hereby agrees to provide, upon request of PURCHASER, Technical Education in accordance with Attachment C, System Support Services in accordance with Attachment D and Installation for any Equipment and Software purchased under this Agreement.

2.6 PURCHASER hereby engages Seller to provide Installation for any MSC purchased under this Agreement.

2.7 SELLER will furnish PURCHASER, at no charge, one (1) set of Documentation (CD-ROM) as set forth in Attachment E for each of PURCHASER's MSC and Home Office locations.

2.8 Within a reasonable time after the Effective Date, SELLER shall, at no expense to PURCHASER, establish a Key Account Management ("KAM") organization. The KAM organization shall be located in offices in the metro Jackson, Mississippi area and shall be staffed at levels mutually agreeable to the parties hereto, and shall be provided to PURCHASER for the Term of this Agreement.

2.9 All Equipment and Software purchased by PURCHASER hereunder, other than Equipment purchased for repair and maintenance purposes, shall be new. For purposes of this Section 2.9 "new" shall mean Equipment and Software which has not been used In Revenue Service or for training or extended testing.

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ARTICLE 3 TERM OF AGREEMENT

This Agreement shall commence on the Effective Date hereof and continue for a period of five (5) years (hereinafter, the "Term") unless terminated on an earlier date as provided herein, except as to those provisions which by their express terms survive such termination.

ARTICLE 4 PRICES

4.1 The prices, fees and discount schedules for the Initial Configuration, including the Equipment, Software, Installation, test equipment and spare parts, are set forth in Attachment A. Any such prices not set forth in Attachment A shall be no greater than SELLER's ATP Prices (as defined in Attachment A) in effect during the time of this Agreement, less any applicable discounts. SELLER represents, warrants and covenants to PURCHASER that ATP Partner Prices are and shall, for the Term be no greater than SELLER's United States list prices.

4.2 The prices, fees and discount schedules for Equipment, Software and Services ordered by PURCHASER for expansions to the Initial Configuration shall be those set forth in Attachment A, subject to the price variation provisions contained in Attachment O. Prices for Equipment, Software, Documentation and Services not set forth in Attachments A, C, and D, if not otherwise set forth in this Agreement, shall be no greater than SELLER's ATP Partner prices in effect at the time of ordering by PURCHASER.

4.3 The unit prices of the Equipment are delivered prices, with the Equipment delivered by common carrier to PURCHASER's job site. Notwithstanding the foregoing, if the Equipment is delivered to SELLER's storage facility prior to delivery to the job site, SELLER shall be responsible for any ordinary common carrier charges to deliver the Equipment from the storage facility to the job site. PURCHASER will be responsible for any additional abnormal costs for delivery by private or contract carriers (e.g., helicopter, cranes for high-rise buildings, permits to close roads).

4.4 The prices, fees and applicable discount schedules for Operations Support System Services are set forth in Attachment I.

4.5 The prices, fees and applicable discount schedules regarding Technical Education are specified in Attachment C.

4.6 If applicable, the prices, fees and applicable discount schedules regarding System Support Services is specified in Attachment D.

4.7 The prices, fees and applicable discount schedules regarding Professional Services are set forth in Attachment N.

4.8 The prices of Cell Site Facilities Engineering, MSC Facilities Engineering, and Cell Site Configuration Engineering (if Installation is not furnished by or purchased from SELLER) shall be determined by SELLER on a quote basis, but is subject to the application of the discounts referred to in Attachment A.

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4.9     The price for Facilities Preparation Services shall be determined in accordance with the procedure set forth in paragraph 6.4.

ARTICLE 5 TERMS OF PAYMENT

5.1 PURCHASER shall pay for the Initial Configuration Equipment and Software, in cash, as follows:

        (a) [CONFIDENTIAL TREATMENT RE QUESTED] of the mutually agreed-upon estimate of the total price of the Initial Configuration Equipment and Software shall be paid within thirty (30) days of
               (i) the Effective Date, or (ii) the closing of the SELLER finance facilities (described in Article 36), whichever is later, and invoice therefor;

        (b) An additional [CONFIDENTIAL TREATMENT REQUESTED] shall be paid within thirty (30) days of delivery to the location(s) specified in the applicable order within the Tritel PCS Markets and invoice therefor;

        (c) An additional [CONFIDENTIAL TREATMENT REQUESTED] shall be paid within thirty (30) days of Acceptance of the Initial Configuration as provided in paragraph 9.2 and invoice therefor;

        (d) The balance shall be due thirty (30) days from the correction of all Punch List items pertaining to such Network Element and invoice therefor.

5.2 PURCHASER shall pay for the Initial Configuration Installation, in cash, as follows:

        (a)    [CONFIDENTIAL TREATMENT REQUESTED] shall be paid within thirty
               (30) days of Acceptance as provided in paragraph 9.2 and invoice therefor;

        (b)    On a site-by-site basis, the balance shall be paid within thirty
               (30) days from the correction of all punch list items and invoice therefor.

5.3 PURCHASER shall pay the price in full for any Equipment and Software ordered for expansions to the Initial Configuration, in cash, within thirty (30) days after delivery and invoice therefor, unless any such expansion is installed by SELLER as a significant expansion, then in such case, within thirty (30) days after Acceptance and invoice therefor.

5.4 PURCHASER shall pay the price in full of Installation ordered for expansions to the Initial Configuration within thirty (30) days after Acceptance of the Equipment and Software installed and invoice therefor.

5.5 PURCHASER shall pay for Operations Support System Services in accordance with the terms set forth in Attachment I.

5.6 PURCHASER shall pay the price in full of each Technical Education course within thirty (30) days after completion and invoice therefor. SELLER hereby grants PURCHASER

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        an education and training credit equal to [CONFIDENTIAL TREATMENT
        Requested] to be used during the Term of this Agreement, but in no event shall usage of the credit exceed [CONFIDENTIAL TREATMENT REQUESTED] during the first year of the Term..

5.7 Following the period in which System Support Services are provided to PURCHASER without charge, PURCHASER shall pay for System Support Services, in arrears, within thirty (30) days after invoice therefor.

5.8 PURCHASER shall pay for all other Services, including Facilities Preparation Services, Professional Services, Cell Site Facilities Engineering, MSC Facilities Engineering, and Cell Site Configuration Engineering (if Installation is not purchased from SELLER), within thirty (30) days after completion and invoice therefor.

ARTICLE 6 ORDERS AND SCHEDULING

6.1 Attachment H sets forth all final engineering and preparatory details, and the time schedule therefor, necessary for delivery and Installation of the Initial Configuration. PURCHASER and SELLER shall be responsible for the successful completion of their respective responsibilities as set forth in Attachment F.

6.2 When PURCHASER desires to place an Order with SELLER for Equipment or Software for an expansion or improvement of the Initial Configuration, PURCHASER shall submit to SELLER the information reasonably necessary for the furnishing by SELLER of a proposal. SELLER shall within fifteen
        (15) working days, generate a proposal including documents corresponding to separate Attachments A, F and H for each such request which proposal shall include all applicable discounts. Upon acceptance of any such proposal by PURCHASER, PURCHASER and SELLER shall be responsible for the successful completion of their respective items according to the schedule therein set forth.

6.3 When PURCHASER desires to place an Order with SELLER for Professional Services, PURCHASER shall submit to SELLER all information in PURCHASER's possession or any information requested by SELLER reasonably necessary for the furnishing by SELLER of a proposal. Within fifteen
        (15) working days, thereafter, SELLER shall generate a proposal including a scope of work and schedule for each such request which proposal shall include a staffing schedule and a "not to exceed" price. Upon acceptance of any such proposal by PURCHASER, PURCHASER and SELLER shall be responsible for the successful completion of their respective items according to the schedule therein set forth.

6.4     (a)    When PURCHASER desires to place an Order for any Facilities
               Preparation Services, PURCHASER shall submit to SELLER all information in PURCHASER's possession reasonably requested by SELLER necessary for the furnishing by SELLER of a proposal.
               SELLER shall within fifteen (15) working days, generate a proposal for each Facilities Preparation Service, which bid shall include the complete purchase price of such service, including, without limitation, all costs of equipment, materials and supplies, labor, transportation and other


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               related costs, terms of payment, and completion dates for such
               Services as well as a staffing schedule and a "not to exceed" price. In the case of any Facilities Preparation Service performed in accordance with this paragraph 6.4(a), SELLER shall be responsible for the execution, delivery, and timely performance of such Facilities Preparation Service. Upon acceptance of any such proposal by PURCHASER, SELLER shall render the applicable Facilities Preparation Services in accordance with the schedule therein set forth.

        (b) If PURCHASER rejects a proposal for Facilities Preparation Services submitted by SELLER under paragraph 6.4(a) above, PURCHASER may elect (i) to perform such Services itself, (ii) to have such Services performed on its behalf by a direct subcontractor of PURCHASER, or (iii) subject to SELLER's approval, which may be granted or withheld in SELLERS reasonable discretion, designate a third party subcontractor as the subcontractor of SELLER to perform such Services.

        (c) In the case of any Facilities Preparation Services performed pursuant to clauses (i) and (ii) of paragraph 6.4(b) above, SELLER shall have no responsibility whatsoever for such Services, notwithstanding that such Services may have been performed in accordance with suggestions from SELLER.

        (d) In the case of any Facilities Preparation Services performed in accordance with clause (iii) of paragraph 6.4(b) above, SELLER shall be responsible for the execution, delivery, and performance of such Services, but shall accept no responsibility for any delays of the third party subcontractor unless the subcontractor is selected or approved by SELLER. SELLER shall invoice PURCHASER the amounts charged by such subcontractor plus a fee to be mutually agreed upon by the parties, but not to exceed sixteen percent (16%) of the subcontractor's price as compensation for SELLER's role as prime contractor

6.5 Proposals submitted by SELLER pursuant to paragraphs 6.2 through 6.4 may be accepted by PURCHASER by issuance of PURCHASER's Order referencing or incorporating the proposal. SELLER shall acknowledge receipt of PURCHASER's Orders within three (3) working days. Orders issued pursuant to this Agreement shall be governed by and performed in accordance with the terms and conditions of this Agreement, unless the parties mutually agree otherwise in accordance with Article 16.

6.6     (a)    Subject to Section 6.6(b), SELLER agrees to deliver Equipment and Software and perform Installation in accordance with Orders submitted by PURCHASER to SELLER, which Orders shall be in accordance with SELLER's standard delivery and Installation lead times being quoted at the time such Order is placed by PURCHASER
               (or, if shorter, delivery and lead times set forth in Attachment
               A), to SELLER's most favored customers under comparable conditions, which lead times shall in no event be greater than the lead times specified in Attachment A hereto.

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        (b)    All Orders that are within SELLER's delivery and Installation lead times (as described in Section 6.6(a) above), and which are otherwise in accordance with the terms of this Agreement, shall be deemed automatically accepted upon receipt by SELLER. Should SELLER receive an Order with lead times that are shorter than SELLER's the above lead times, SELLER shall, within fifteen (15) working days, indicate in writing to PURCHASER whether such shortened lead times are acceptable. If SELLER shall deem a shortened lead time unacceptable, the parties hereto shall endeavor to agree upon lead times that are mutually acceptable. Should SELLER not notify PURCHASER of its non-acceptance of a shortened lead time within fifteen (15) working days of its receipt of the Order containing the shortened lead time, such Order shall be deemed accepted without any further confirmatory action by either party.

6.7 No provisions or data on an Order or in subordinate documents (such as shipping releases) or any form originated by PURCHASER or SELLER shall be incorporated in this Agreement unless the provisions or data merely supply information contemplated by this Agreement but do not vary the provisions of this Agreement. Whenever any such provisions conflict with this Agreement, this Agreement shall control unless the parties expressly otherwise agree in writing.

ARTICLE 7 ORDER DELAY/CANCELLATION

7.1 By providing Notice at least forty-five (45) days prior to the scheduled delivery of any Order or combination of Orders, PURCHASER may, without penalty or additional cost direct in writing that SELLER's delivery of such Order(s) be delayed by not more than one hundred twenty (120) days, except that PURCHASER may exercise such delay directive one time only during the Term of this Agreement. PURCHASER may at any time prior to delivery of the applicable Equipment or Software, cancel, in whole or in part, any Order other than (a) the Initial Configuration, (b) any Order for an MSC Configuration, or (c) any Order after Installation of ordered items has materially commenced, even if delivery of the entire Order has not been completed. In the event of a cancellation permitted hereunder, PURCHASER shall pay to SELLER Order cancellation charges in accordance with Attachment Q. PURCHASER reserves the right, without penalty or additional cost, to direct changes in the scheduled delivery location of any Order(s) so long as such changes are communicated to SELLER at least ten (10) working days prior to the scheduled delivery.

7.2 PURCHASER may, at any time prior, to their completion, cancel any Services ordered hereunder which are optional and not part of the Initial Configuration; provided, however, that PURCHASER shall pay SELLER for all Services performed prior to such cancellation at the prices set forth in Attachment A or as otherwise agreed.

ARTICLE 8 INSTALLATION

8.1     (a)    As provided in Attachment F, either PURCHASER or SELLER shall install the Equipment and Software at the sites to be selected by PURCHASER so as to be ready for Acceptance Tests with regard to the Initial Configuration in accordance with the procedures set forth in the applicable provisions of SELLER's then current installation manual(s) and the time schedule set forth in Attachment H.

        (b) When Installation of Equipment or Software not comprising part of the Initial Configuration of a System is ordered by PURCHASER from SELLER, SELLER shall Install the Equipment and Software at the sites to be selected by PURCHASER in accordance with (i) Installation specifications prepared by SELLER, and (ii) the time schedules set forth in the applicable Attachment H.

        (c) SELLER shall perform Installation, activation of Software and any other Services ordered hereunder, with regard to a System or other systems networked to the System, so as to cause no unreasonable interference with service to subscribers, System performance, billing, administration or maintenance. SELLER shall
               (i) advise PURCHASER whenever such Installation, activation of Software or other Services will or are likely to cause such interference to a System or such networked systems, and (ii) use its reasonable best efforts to work with PURCHASER to prevent or minimize such interference.

8.2 As provided in Attachment F, either PURCHASER or SELLER shall install the System so as to cause no unreasonable interference with or obstruction to lands and thoroughfares or rights of way on or near which the Installation work may be performed. The party installing the Equipment shall exercise every reasonable safeguard to avoid damage to existing facilities, and if repairs or new construction are required in order to replace facilities damaged by the party installing the Equipment due to its carelessness or negligence, such repairs or new construction shall be at the installing party's own expense.

ARTICLE 9 ACCEPTANCE TESTING AND ACCEPTANCE

9.1 Attached as Attachment J are descriptions of acceptance testing ("Acceptance Tests") to be conducted, and deliverables related thereto (e.g., test results, inventory reports, Acceptance Certificates, initial tests, RF call tests, RF tuning, handoff tests, border tests), regarding Installation of the Initial Configuration Equipment and Software (and, as applicable, regarding Installation of Equipment and Software added to the Initial Configuration) to demonstrate that the Equipment and Software installed by SELLER will operate in accordance with the requirements of this Agreement and the Specifications. Such Acceptance Tests shall include separate procedures for testing (i) Cell Site Configuration Installation and integration, (ii) MSC Configuration Installation and integration, and (iii) System radio frequency coverage, radio network initial tuning and handoff parameters.

9.2     (a)    SELLER shall notify PURCHASER as soon as it knows, but at least ten (10) days before, the date on which Acceptance Tests shall be conducted. Not more than once for each identical set of Acceptance Tests and at least twenty (20) days before any Acceptance Test is conducted, SELLER shall provide PURCHASER with detailed test instructions, procedures and schedules relating to the scheduled Acceptance Test. At the first practicable date thereafter, SELLER and

                PURCHASER shall each sign off on any pretest forms provided as part of the particular Acceptance Test being conducted. If PURCHASER or its nominee does not attend the Acceptance Tests, SELLER shall proceed with the tests and immediately forward the test results to PURCHASER.

        (b) If the Equipment, Software or the System, as a whole, comprising the Initial Configuration does not fulfill the requirements of the Acceptance Tests, SELLER shall, at its expense, correct the defects as soon as practicable; provided, however, that SELLER shall not be obligated to correct deficiencies in the System Caused by PURCHASER's radio frequency design for the System. SELLER shall also provide PURCHASER with detailed documentation of the severity of any defect, the impact upon system functionality and performance and the targeted date by which SELLER expects to remedy the defect. The Acceptance Tests (or so much of them as necessary) shall be recommenced immediately after such correction in accordance with this Article 9.

        (c) Upon the successful completion of any Acceptance Tests conducted by SELLER, SELLER shall submit to PURCHASER an Acceptance Certificate certifying (i) successful completion of the Acceptance Tests, (ii) the Equipment and Software, to that stage completed, have been installed in accordance with the requirements of this Agreement and the Specifications, subject to documented resolution of minor punch list items, and (iii) that the System (or System segment) is ready to be placed In Revenue Service. PURCHASER shall acknowledge same by signing the Acceptance Certificate prior to the System (or System segment) being placed In Revenue Service. At such time, punch list items will be identified and the Equipment, Software or Installation covered by such certificate shall be deemed "Accepted" (i.e., "Acceptance" shall have occurred). PURCHASER may ---------- add bona fide (e.g., non-cosmetic) items to the punch list up to fifteen (15) days after Acceptance.. Defects in components any arising after Acceptance that are covered by Article 13 shall not be considered punch list items. SELLER shall, as promptly as reasonably practicable, complete and correct all punch list items. Upon resolution of punch list items by SELLER, SELLER shall submit to PURCHASER, and PURCHASER shall sign, a certificate verifying that no further punch list items remain unresolved. In the event of any dispute as to the results of any Acceptance Tests, such dispute shall be resolved by a Third Party Engineer selected pursuant to paragraph 23. 1.

        (d) Only service affecting deficiencies identified in Attachment J, in conjunction with this Article 9, shall be grounds for delay of Acceptance of the System.

        (e) PURCHASER's use of any part of the Initial Configuration Equipment In Revenue Service prior to the in-service date(s) as shown in Attachment H, or the Acceptance Date determined in accordance with subparagraph (c) of this paragraph 9.2, shall constitute Acceptance of such part of the Initial Configuration, and the date PURCHASER first uses any item of Equipment In Revenue Service shall be the Acceptance Date for such item of Equipment. Equipment ordered for expansions to an Initial Configuration shall, for purposes of Articles 13 and 17, be deemed to be Accepted by PURCHASER upon delivery, or in the case of significant expansions installed by SELLER, upon Acceptance.

ARTICLE 10 DELAY

10.1    (a)    If Caused by the fault or negligence of SELLER, Installation and Acceptance of the Initial Configuration does not occur within the period stated in Attachment H (as such period may be extended pursuant to the terms of this Agreement), PURCHASER shall be entitled to, and SELLER shall pay to PURCHASER, damages in accordance with this paragraph 10.1.

        (b) The Parties agree that damages for delay are difficult to calculate accurately and, therefore, agree to fix as liquidated damages, and not as a penalty, an amount determined in accordance with the table in paragraph 10.1(c). The amount of liquidated damages shall be calculated by multiplying the applicable percentage for each week or fraction of a week of delay times the Equipment and Software charges which comprise or are to comprise the Initial Configuration and which have not been placed In Revenue Service within the period scheduled for Acceptance as set forth on Attachment H as a result of such delay ("Delayed Equipment and/or Software"). If any portion official Initial Configuration is In Revenue Service, the percentage per week amount shall be imposed only against the full price of all Delayed Equipment and/or Software, but shall not in any event exceed [CONFIDENTIAL TREATMENT REQUESTED] thereof. Liquidated damages shall be in addition to PURCHASER's other remedies under this Agreement, particularly Paragraph 24. If SELLER's delay exceeds eight (8) weeks PURCHASER may, at its sole option, terminate any exclusivity provisions of this Agreement.

        (c)                      LIQUIDATED DAMAGE TABLE

            Weeks Late (Full or Partial)                   Percentage
            ---------------------------- ---------------------------------------

                   0 through 2                [CONFIDENTIAL TREATMENT REQUESTED]
                   3 through 4                [CONFIDENTIAL TREATMENT REQUESTED]
                   5 through 6                [CONFIDENTIAL TREATMENT REQUESTED]
                   7 through 8                [CONFIDENTIAL TREATMENT REQUESTED]
                   9 and above                [CONFIDENTIAL TREATMENT REQUESTED]

10.2    Any delay caused by PURCHASER shall entitle SELLER to:

        (a) A day-to-day delay in performance of SELLER's obligations, or a longer equitable adjustment if SELLER has reassigned Installation personnel or suspended deliveries of Equipment as a result of PURCHASER's delay; and

        (b) Unless covered by Article 7, reimbursement of (i) any reasonable out-of-pocket expenses incurred by SELLER for subcontractor labor charges, extra storage or delivery charges, (ii) salaries of SELLER's Installation personnel, and (iii) if applicable, capital costs on delayed Equipment Caused by PURCHASER's delay or the resumption of work following such delay; provided, however, that SELLER shall use reasonable efforts to minimize such expenses by working around delays caused by PURCHASER.

10.3    (a)     Neither SELLER nor PURCHASER will be liable for nonperformance or defective or late performance of any of their obligations hereunder to the extent and for such periods of time as such nonperformance, defective performance or late performance is due to acts of God, war (declared or undeclared), unforeseeable acts
                (including failure to act) of any governmental authority (de jure or de facto), riots, revolutions, fire, floods, explosions, sabotage, nuclear incidents, earthquakes, storms, sinkholes, epidemics, strikes, (other than strikes of such party's own (or its Affiliates' own) employees), or delays of suppliers or subcontractors if no equivalent source for such supplies or services can reasonably be obtained for the same causes.

        (b) The party claiming the benefit of excusable delay hereunder shall promptly notify the other of the circumstances creating the delay and provide a statement of the impact.

ARTICLE 11 PURCHASER'S AND SELLER'S RESPONSIBILITIES

11.1 Attachment F is the responsibility matrix that details those obligations for which SELLER and PURCHASER are respectively responsible.

11.2 The obligations as set forth in Attachment F shall be performed in a timely fashion in accordance with the schedule set forth in Attachment H, or with respect to items inadvertently omitted from Attachment F, in a timely fashion on reasonable notice. Any delay by either party shall be subject to Article 10 of this Agreement.

11.3 PURCHASER shall provide SELLER complete access to the System and agrees that SELLER may, upon reasonable advance Notice to PURCHASER (and with PURCHASER's Consent) and at reasonable times and only when necessary, interrupt operation of the System while conducting testing or correcting deficiencies. SELLER shall use all best efforts to minimize the length and impact of any such interruption of operation.

11.4 Each party shall provide all information in its possession that is reasonably necessary to properly install the System or as otherwise required by either party to perform its obligations under this Agreement.

11.5 PURCHASER shall be responsible for all site acquisition, zoning and permitting.

11.6 PURCHASER shall be responsible for and shall provide security for safeguarding the Cell Sites and MSC(s). This security shall be provided prior to the commencement of any SELLER activities at such locations.

11.7 SELLER shall be responsible and provide, at its expense, storage facilities for Equipment delivered by SELLER under this Agreement until the later of (i) completion of SELLER's installation activities relating to the Initial Configuration or (ii) such time as PURCHASER provides storage facilities.

ARTICLE 12 LICENSES, PERMITS AND APPROVALS

12.1 Any licenses, permits or approvals required by any Federal, state, or other governing authority relating to the manufacture, type acceptance, importation, safety or use of the Equipment throughout the United States or any state shall be the sole responsibility and expense of SELLER. Any licenses, permits or approvals required by any Federal, state or local governing authority relating to use of the Equipment or System in a specific locality shall be the sole responsibility of PURCHASER. Upon request, the responsible party shall furnish evidence that such licenses or permits have been obtained and are in force.

12.2 Each party shall be responsible for ensuring that it and its subcontractors are and remain eligible under local laws to perform the work under this Agreement in the various jurisdictions involved.

12.3 PURCHASER agrees to reasonably assist SELLER, at SELLER's expense, to obtain and maintain (i) licenses,, permits or approvals for importation, re-exportation of the Equipment and Software on a duty and customs free basis and (ii) entry or work permits or visa required for personnel engaged by SELLER to perform work under this Agreement.

ARTICLE 13 WARRANTIES

13.1    (a)    SELLER warrants that, for a period of [CONFIDENTIAL TREATMENT
               REQUESTED] from the date of Acceptance, (the "Warranty Period"),
               Equipment and the Installation thereof shall conform with and perform the functions set forth in the Specifications and shall be free from defects in material or workmanship which impair service to subscribers, System performance, billing, administration or maintenance. If SELLER becomes aware of or is notified in writing by PURCHASER of any such defects in material or workmanship or nonconformity with Specifications within the Warranty Period, SELLER shall, at its election and expense, repair or replace any such defective Equipment or Installation.
               Such repair or replacement includes material, labor and Services, and shall, except as otherwise provided herein, be PURCHASER's sole remedy and SELLER's sole obligation in the event this warranty is breached. Any Equipment or Installation so repaired or replaced shall likewise be covered by the warranty set forth in this paragraph 13.1 for the remainder of the original warranty period or ninety (90) days, whichever is greater.

        (b) If PURCHASER claims a breach of warranty under this paragraph 13.1, it shall notify SELLER promptly in writing of the claimed breach. If SELLER becomes aware of any breach of warranty it shall notify PURCHASER promptly of such breach, the severity of the breach and the expected resolution date of such breach.

               PURCHASER shall allow SELLER to inspect the Equipment or Software at PURCHASER's location, or, upon SELLER's reasonable request, return the Equipment to SELLER's U.S. repair facility, provided, however, PURCHASER shall not be obligated to remove or return any Equipment other than small circuit board components (excluding radios) nor shall it be required to remove or return any item which would materially interrupt service or other features of PURCHASER's System unless SELLER provides and installs temporary replacement items at SELLER's expense.

        (c) During the Warranty Period, electronic circuit board components, RBS subassemblies and other Equipment (which may be de-installed and reinstalled by PURCHASER in the ordinary course of business) will be repaired or replaced, with PURCHASER responsible for fault isolation (except to the extent that PURCHASER could not have reasonably been expected to isolate such fault without the assistance of SELLER), removal of defective boards, subassemblies or Equipment and replacement from spare stock (except to the extent that such removal and replacement requires the specialized expertise of SELLER), and packing and shipping to SELLER's U.S. repair facility. PURCHASER will maintain a stock of spare board components, subassemblies or other Equipment as recommended by SELLER for this purpose. SELLER's recommendation shall be accompanied by and based upon its mean time between failure analysis regarding such board components, subassemblies and Equipment, and such recommendation and supporting data shall be updated no less than quarterly. In the event that PURCHASER experiences board component, subassembly or Equipment failures that materially exceed the number and frequency of such failures contemplated by the spare board component, subassembly and Equipment stock recommended by SELLER, at the request of PURCHASER, SELLER shall supply to PURCHASER additional spare board components, subassemblies and Equipment of each type so depleted, as necessary to maintain an adequate emergency replacement stock, without charge to PURCHASER, until implementation of a permanent remedy. Upon implementation of such remedy of (i) all excess items supplied under this paragraph shall be returned to SELLER, and (ii) all in-service and spare stocks of such items which are the subject of the corrections contemplated by this paragraph 13(c) shall be updated, at no charge to PURCHASER, to the revision level incorporating the permanent remedy.

        (d) In the event that, during the Warranty Period, PURCHASER experiences failures of Equipment (other than electronic circuit board components, RBS subassemblies or other Equipment which may be de-installed and reinstalled by PURCHASER in the ordinary course of business), which PURCHASER believes in good faith to be excessive, PURCHASER shall bring such failures to the attention of SELLER by giving written notice to SELLER under Article 29 hereof, and SELLER shall give high priority to the remedy of the cause of the failures. If during the period prior to the implementation of a permanent remedy, the supplying to PURCHASER by SELLER of additional items of such Equipment is inappropriate, SELLER agrees during such period to negotiate in good faith for adjustments commensurate with the operational and/or financial effect upon PURCHASER caused by such failures.

        (e) Freight charges incurred in connection with SELLER's obligations under this paragraph 13.1 shall be borne by SELLER, unless the Equipment returned is not defective or otherwise not covered by SELLER's limited warranty, in which case PURCHASER shall pay for all freight charges between PURCHASER's point of origin and SELLER's U.S. repair facility.

13.2 SELLER warrants that during the Warranty Period, the Software, Software Updates, Software Enhancements and Software Features shall conform with and perform the functions set forth in the Specifications, and shall be free from defects in material and workmanship which impair service to subscribers, System performance, billing, administration or maintenance. If during the Warranty Period, SELLER becomes aware of or is notified that the Software is defective or fails to so perform, SELLER shall correct such defects or failure and ensure that the Software, Software Updates, Software Enhancements and Software Features conform with, and perform the functions set forth in, the Specifications. SELLER's obligation under this warranty is limited to correction of any Software, Software Update, Software Enhancement or Software Feature failures and, except as otherwise provided herein, SELLER's performance thereof shall be PURCHASER's sole remedy in the event this warranty is breached. For additional Software purchased in accordance with Article 6, a new Warranty Period shall apply as described above except that the new Warranty Period shall only apply with respect to new functions (as specified in the additional Specifications) and the new Warranty Period shall begin on the date of Acceptance.

13.3 SELLER will return to PURCHASER the repaired or replaced Equipment or provide the remedy for the defect in Software or Installation within twenty (20) working days from the date PURCHASER makes a request for service under this warranty to Equipment, Software or Installation not materially impairing service with respect to subscribers, System performance, billing, administration or maintenance.

13.4 SELLER agrees to commence work under this warranty on all Equipment, Software or Installation defects materially impairing service to subscribers, System performance, billing, administration or maintenance as soon as practicable, but in no event later than eight (8) hours after notification of such defect, and will cure such defect as promptly as practicable.

13.5 SELLER shall maintain a Technical Assistance Center in the United States or Canada, and during the relevant warranty period shall make such support center available to PURCHASER twenty-four (24) hours per day free of charge to PURCHASER. During the Warranty Period. SELLER shall provide PURCHASER with a KAM organization at no additional charge to PURCHASER. Upon the expiration of the Warranty Period. SELLER and PURCHASER agree to negotiate, in good faith and within a reasonable time period, a System Support Services Agreement based on a KAM organization and including Hardware Repair and Replacement, Software Maintenance, and Consultation Services, the prices for which shall not exceed the prices specified in Attachment D.

13.6 If any Equipment or Software is rendered inoperative as a result of a natural or other disaster, SELLER will make all reasonable efforts to supply at PURCHASER's expense, help locate backup or replacement Equipment or Software for PURCHASER by using its reasonable best efforts to obtain the waiver of any delivery schedule priorities and by making replacement Equipment or Software available at PURCHASER's expense, from the facility then producing such products, or from inventory.

13.7    SELLER's limited warranty under this Article 13 shall not apply to:

        (a) damage or defects Caused by PURCHASER's negligence, including, but not limited to:

               (i) Exposure of Equipment or Software by PURCHASER to environmental conditions other than those specified in Attachment G, or use by PURCHASER other than in accordance in all material respects with written instructions furnished by SELLER;

               (ii) Material modification by PURCHASER of Equipment or Software without SELLER's written Consent;

               (iii) Interaction with the System caused by PURCHASER's use of equipment or software not purchased under this Agreement, unless SELLER has represented in writing that such equipment or software is compatible with the System;

               (iv) Operation or servicing of the System by PURCHASER's personnel or contractors who have not received Technical Education from SELLER commensurate with the operational or servicing tasks performed by such personnel.

               (v) PURCHASER has not implemented, within ninety (90) days from receipt, for fault preventive purposes, the Software Updates in the System that SELLER supplies to PURCHASER with from time to time during the Warranty Period, provided, however, that such Software Update would have prevented the damage or defect to which the warranty claim relates.

        (b) Any Equipment or Software damaged by accident or disaster, including without limitation, fire, flood, wind, water, lightning or power failure; or

        (c) Incidental hardware normally consumed in operation or which has a normal life inherently shorter than the term of this Agreement (e.g., fuses, lamps, magnetic tape).

13.8 PURCHASER shall reimburse SELLER for SELLER's reasonable out-of-pocket expenses incurred, at PURCHASER's request, in responding to and/or remedying Equipment, Software, or service deficiencies not covered by the warranties set forth herein or under a System Support Services Agreement between SELLER and PURCHASER.

13.9 If SELLER purchases or subcontracts for the manufacture of any part of the System or the performance of any of the Services to be provided hereunder from a third party, the warranties given to SELLER by such third party shall inure, to the extent applicable or permitted, to the benefit of PURCHASER, and PURCHASER shall have the right to enforce such warranties directly or through SELLER. The warranties of such third parties shall not be in lieu of any warranties given by SELLER under this Agreement. If PURCHASER independently purchases any third party equipment or software to be used with or as part of the System, PURCHASER agrees to obtain warranty or maintenance service solely from such third party providers of equipment and/or software, and PURCHASER will provide SELLER with proof of such maintenance support.

13.10 THE LIMITED WARRANTIES IN THIS ARTICLE 13 CONSTITUTE THE ONLY WARRANTIES OF SELLER WITH RESPECT TO THE EQUIPMENT OR SOFTWARE, AND ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO WARRANTIES ARE MADE BY SELLER ON BEHALF OF ANY OTHER PARTY FROM WHOM EQUIPMENT MAY HAVE BEEN INDEPENDENTLY PURCHASED BY PURCHASER. SELLER's warranty obligations under this Article 13 shall not be enlarged, diminished or affected by, and no warranty obligation or liability shall arise from SELLER's performance of System Support Services or other advice or service made in connection with the System.

13.11 With regard to Equipment or Software that is covered by contractual warranty or extended warranty maintenance as of January 1, 2000, ("Covered Product"), SELLER warrants that the Covered Products will be able to accurately process date data from, into and between the twentieth and the twenty-first centuries, including leap year calculations and correct handling of the date September 9, 1999, provided that;

        (i) all products (including software products) not delivered by or licensed from SELLER under this Agreement and used with the products, properly exchange date and data;

        (ii) the products are used under normal conditions and in accordance with the Specifications; and

        (iii) PURCHASER has installed the latest software update or software corrections offered or supplied by SELLER and creating functional ability to handle conversion to the twenty-first century.

        In the event of a breach of this warranty SELLER shall, if it receives Notice before the 1st of July 2000, at its option and without undue delay, correct or replace the non-compliant Covered Products, without charge to PURCHASER, by providing PURCHASER with the latest product software update or correction creating functional ability to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and the twenty-first centuries, including leap year calculations.

        THE WARRANTY GIVEN IN THIS ARTICLE CONSTITUTES THE ONLY WARRANTY AND OBLIGATION MADE BY SELLER WITH RESPECT TO THE COVERED PRODUCTS' ABILITY TO ACCURATELY PROCESS DATE DATA FROM, INTO AND BETWEEN THE TWENTIETH AND THE TWENTY-FIRST CENTURIES, INCLUDING LEAP YEAR CALCULATIONS AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND THE REMEDIES ABOVE ARE THE SOLE AND EXCLUSIVE REMEDIES TO BE USED IN CASE OF A BREACH OF THE ABOVE WARRANTY. IN NO EVENT SHALL SELLER BE LIABLE TO BUYER UNDER THIS WARRANTY FOR ANY INACCURACIES, DELAYS, INTERRUPTIONS OR ERRORS AS A RESULT OF (I) RECEIVING DATE DATA FROM ANY NON-SELLER PRODUCTS, SOFTWARE OR SYSTEMS IN A FORMAT THAT IS INCONSISTENT WITH THE FORMAT AND PROTOCOLS ESTABLISHED FOR THE COVERED PRODUCTS OR (II) ANY CHANGE, MODIFICATION, UPDATE OR ENHANCEMENT MADE OR ATTEMPTED TO BE MADE TO THE COVERED PRODUCTS BY PARTIES OTHER THAN BY SELLER, OR FOR ANY LOSS OF PRODUCTION, LOSS OF USE, LOSS OF BUSINESS, LOSS OF DATA OR REVENUE OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT THE POSSIBILITY OF SUCH DAMAGES COULD HAVE BEEN REASONABLY FORESEEN. NOTHING IN THIS WARRANTY SHALL BE CONSTRUED TO LIMIT ANY RIGHTS OR REMEDIES THE BUYER MAY OTHERWISE HAVE UNDER OTHER WARRANTIES UNDERTAKEN BY SELLER WITH RESPECT TO DEFECTS OTHER THAN THE ABILITY TO ACCURATELY PROCESS DATE DATA. BUYER UNDERSTANDS AND AGREES THAT THE ABOVE MENTIONED WARRANTY IS NOT APPLICABLE TO ANY OTHER GOODS OR PRODUCTS DELIVERED OR PROVIDED BY SELLER THAT ARE NOT COVERED PRODUCTS.

13.12 In addition to and not in limitation of any other warranties provided hereunder, SELLER warrants that the Equipment and Software will enable the System to be operated in full compliance in all material respects with all federal, state and local laws, regulations and codes, including, without limitation, all FCC regulations, rules and policies.

13.13 SELLER shall comply with the legal requirements for advanced lawful intercept under the Communications Assistance for Law Enforcement Act of 1994, as well as Enhanced 911 and TTY service requirements upon the schedule required by law, including any extensions that may be granted as provided below. The price for any features to implement the above shall be commercially reasonable and shall be identified by SELLER as the features are further along in the development process. If SELLER is unable to meet the legally required implementation date for the above matters, PURCHASER will seek a reasonable extension of such date upon written request by

        SELLER. If granted such an extension, SELLER's failure shall not be deemed to be a default of this Agreement. SELLER shall promptly reimburse PURCHASER for its reasonable legal and other expenses in requesting such extension, whether or not granted. Should PURCHASER be fined or otherwise have a monetary forfeiture imposed upon it by a governmental agency for PURCHASER's failure to meet the above requirements where such failure is due to SELLER's inability to timely deliver such feature, SELLER shall reimburse PURCHASER for the same.

ARTICLE 14 CONFIDENTIAL INFORMATION

14.1    (a)    The parties hereto agree, except as may be required to comply with any applicable law, regulation or order of any governmental or other authority, including the trier of fact under Article 23, to:

               (i) maintain, or cause to be maintained, the confidentiality of Confidential Matters of the other party and not disclose, or permit to be disclosed, any such Confidential Matters, unless authorized in writing by such other party;

               (ii) not use, or permit to be used, any such Confidential Matters, except in accordance with the scope of this Agreement;

               (iii) restrict or cause to be restricted, disclosure of such Confidential Matters to its respective officers, employees, and agents and those Affiliates and their respective officers, employees and agents who need to know such Confidential Matters in the performance of work relating to the subject matter of this Agreement (it being understood that such Affiliates and their respective officers, employees and agents shall be informed of the confidential nature of such Confidential Matters and shall be directed to treat such Confidential Matters confidentially and not use such Confidential Matters other than for the purpose described above); and

               (iv) take precautions necessary or appropriate to guard the confidentiality of such Confidential Matters.

        (b) If any party becomes obligated to disclose Confidential Matters pursuant to an order of any governmental or other authority, such party shall notify the other party so that such other party shall have the opportunity to seek a protective order or other appropriate remedy that will permit such party to avoid such disclosure. In the event that such protective order or other remedy is not obtained, such party will disclose only that portion of the Confidential Matters as it is obligated to disclose pursuant to such order, and will use all reasonable efforts to obtain assurances that confidential treatment will be accorded to any Confidential Matters so disclosed.

14.2 Notwithstanding the provisions of Article 23 of this Agreement the parties agree that SELLER may enforce provisions of Article 19 and this
        Article 14 regarding restrictions
        on use and transfer and obligations of confidentiality with respect to the Software by an action for injunctive relief or other equitable remedies.

14.3 Except as expressly provided herein, nothing contained in this Agreement shall be construed or deemed to grant, either directly or indirectly or by implication, any license under any existing or future intellectual property rights of SELLER.

ARTICLE 15 CONTINUITY OF EXPANSION FUNCTIONALITY

15.1 For a period of four (4) years following the expiration of this Agreement, SELLER shall make available for sale to PURCHASER, at SELLER's then current prices, Equipment and Software to enable PURCHASER to expand the System, which Equipment and Software will provide equivalent functionality for and shall be fully compatible with the System, or any other system supplied by SELLER to AT&T Wireless Services, Inc. or its Affiliates or successors so long as PURCHASER maintains an affiliation with AT&T Wireless Services, Inc. or its Affiliates or successors.

15.2 SELLER may at any time cease production or purchase, as the case may be, of any part of a System so long as SELLER maintains a sufficient inventory of Equipment and Software to meet its obligations pursuant to
        Section 15.1 above. In the event that such discontinuance of production or purchase is in anticipation of migration to new generation Equipment which is not compatible with that purchased by PURCHASER hereunder, SELLER shall notify PURCHASER of its intent to discontinue production or purchase, as the case may be, specifying the approximate number of such items of Equipment, Software or other parts SELLER then has in inventory, sufficiently in advance of the final production run or purchase to allow PURCHASER to purchase any additional items of Equipment, Software or other parts it may desire for inclusion in such final production run or purchase.

ARTICLE 16 AMENDMENTS

The terms and conditions of this Agreement, including the provisions of the Attachments, may be amended by mutually agreed contract amendments. Each amendment shall be in writing and shall identify the provisions to be changed and the changes to be made. Contract amendments shall be signed by duly authorized representatives of SELLER and PURCHASER. Any acknowledgment form or other form of SELLER or PURCHASER containing terms and conditions of sale or purchase shall not have the effect of modifying the terms and conditions of this Agreement, and all deliveries and Installation of goods and performance of Services by SELLER shall be deemed to be only upon the terms and conditions of this Agreement.

ARTICLE 17 TITLE; RISK OF LOSS

17.1 Title to each item of Equipment shall pass to PURCHASER upon delivery to PURCHASER's job site. Prior to acquiring title to the Equipment, PURCHASER shall not cause or permit the System or any portion of it to be sold, leased or subjected to a lien or other encumbrance.

17.2 Risk of loss to each item of Equipment shall pass to PURCHASER upon delivery to PURCHASER's job site.

ARTICLE 18 INSURANCE

18.1 SELLER shall maintain and keep in force all risk insurance, in form and substance and with insurers reasonably satisfactory to PURCHASER, covering all Equipment delivered to PURCHASER the risk of loss to which has not passed to PURCHASER, and shall furnish PURCHASER with proof that such insurance has been obtained and is in force.

18.2 Upon risk of loss passing to PURCHASER, PURCHASER shall maintain and keep in force all risk insurance, in form and substance and with insurers reasonably satisfactory to SELLER, covering all Equipment delivered to PURCHASER the title to which has passed to PURCHASER, and shall furnish SELLER with proof that such insurance has been obtained and is in force.

18.3 SELLER shall at all times while performing Services on PURCHASER's premises carry insurance with limits not less than the limits described as follows:

        (a)    Employer's General Liability - Limits $2,000,000.

        (b) Comprehensive General Public Liability: $2,000,000 single limit bodily injury and property damage combined; such coverage shall include a broad form liability rider, completed operations coverage rider and contractual liability rider.

        (c) An umbrella policy with $1,000,000 single limit bodily injury and property damage combined.

        (d) Workmen's Compensation (Statutory limits in state or states in which this Agreement is to be performed).

18.4 Upon request, each party shall provide the other with certificates of insurance (i) evidencing the insurance to be carried under this Article 18 and in the case of the insurance required under Paragraph 18.3, naming the other party as an additional insured, and (iii) including provisions that such insurance policy(ies) shall not be subject to cancellation, expiration or reduction without thirty (30) days written notice to the other party.

18.5 Notwithstanding the requirements as to insurance to be carried, the insolvency, bankruptcy or failure of any insurance company carrying insurance for either party, or failure of any such insurance company to pay claims accruing, shall not be held to waive any of the provisions of this Agreement or relieve either party from any obligations under this Agreement.

18.6 The parties waive all rights against each other and against their separate subcontractors, and all other subcontractors for damages caused by negligence, fire or other perils to the extent covered by liability or any other property insurance purchased as required by this Agreement, except such rights as they may have to the proceeds of such insurance.

ARTICLE 19 SOFTWARE

19.1 Except as may be limited by the terms of this Agreement, SELLER grants PURCHASER a perpetual, royalty-free Right-to-Use ("RTU") license for the Software (including Software Updates, Software Enhancements and Software Features) delivered to PURCHASER under this Agreement for which PURCHASER has paid the appropriate license fees. Fees for any Software licensed on a "pay-as-you-grow basis" or on an added functionality basis will be calculated on an annual basis based on the same pricing criteria as was used in determining the initial license fee (e.g., number of sectors, switch reports, features, Network Elements, servers, or subscribers). PURCHASER agrees to provide SELLER with information necessary and appropriate for calculation of such fees or otherwise agree to SELLER's right to obtain such information during the regular course of its business, and SELLER agrees to limit the use of such information to the calculation and invoicing of such fees. PURCHASER's right to continued use of Software licensed on a pay-as-you-grow basis or otherwise used In Revenue Service Will be contingent upon the payment of appropriate fee adjustments within thirty (30) days of invoice therefor, subject to any bona fide disputes regarding amounts due as a result of threshold "pay-as-you-grow" fee adjustments.

19.2 PURCHASER acknowledges that the Software is the property and confidential proprietary information of SELLER or third party licensors. Title and ownership rights to Software, including any reproductions, modifications or derivatives thereof, shall remain at all times with SELLER or third party licensors. PURCHASER may not sell, assign, transfer, license, or otherwise make available the Software to any third party, except as provided herein, nor shall PURCHASER adapt or create any derivative work using the Software or decompile or reverse engineer the Software without the prior written Consent of SELLER. PURCHASER may not copy or duplicate the Software, except that PURCHASER may make one
        (1) copy of the Software for each of its MSC and its Home Office locations for back-up or archival purposes, provided such copies bear all copyright or other proprietary notices as are contained on the original copy (or as SELLER may reasonably require from time to time). PURCHASER shall not alter or remove any copyright or other proprietary notices on or in copies of the Software. In no event may PURCHASER, other than as set forth in paragraphs 19.4 and 28.2 hereof, sell, assign, transfer, license, or otherwise make available any of the Software to any person not purchasing the System, in whole or in part. Except as expressly permitted in this Article 19 and in Article 28, PURCHASER agrees not to disclose or cause to be disclosed the Software to any person other than employees and contractors of PURCHASER duly authorized to use the Software on PURCHASER's behalf and who have been informed by PURCHASER of the use and disclosure restrictions set forth herein.

19.3 The Software supplied under this Agreement shall not, without SELLER's prior written Consent, which shall not be unreasonably withheld, be implemented on or used to directly control hardware other than that purchased under this Agreement, except for hardware which is capable of interfacing with the System at a point of open interface.

19.4 PURCHASER may transfer this RTU Software license to any subsequent Purchasers of all or part of the System (on a market by market basis) from PURCHASER without further approval of SELLER provided the subsequent Purchasers are purchasing markets or portions of PURCHASER's markets and are not direct competitors of SELLER and further provided the subsequent Purchasers agree in a writing delivered to SELLER to assume PURCHASER's obligations set forth in this Agreement relating to the Software.

19.5 Modifications of the Software made by SELLER which constitute Software Enhancements or Software Features will be made available to PURCHASER on an RTU license basis at the prices set forth in Attachment A, and if not therein set forth, at no greater than SELLER's then current ATP price, including discounts therefor. Software Updates shall be provided to PURCHASER without charge during the Warranty period. Thereafter, Software Updates shall be made available to PURCHASER pursuant to agreements for System Support Services, except any Enhancements released within one hundred eighty (180) days of this Agreement shall be made available to PURCHASER at no additional cost.

19.6 Notwithstanding the provisions of Article 23 of this Agreement the parties agree that SELLER may enforce provisions of this Article 19 regarding restrictions on transfer and confidentiality of the Software by an action for injunctive relief or other equitable remedies.

19.7 SELLER represents and warrants that the Software delivered to PURCHASER with a System or with any Equipment, as the case may be, is all of the Software reasonably necessary to use, operate or maintain the System or Equipment, as the case may be.

ARTICLE 20 TAXES

The amounts to be paid by PURCHASER under this Agreement do not include any state or local sales and use taxes, however designated, which may be levied or assessed on the System or any component thereof, including, but not limited to, Services. With respect to such taxes, PURCHASER shall either furnish SELLER with an appropriate exemption certificate applicable thereto or pay to SELLER, upon presentation of invoices therefor, such amounts thereof as SELLER determines it is required to collect or pay. In addition, PURCHASER shall reimburse SELLER for any property taxes incurred by SELLER with respect to the Equipment and Software following Installation of such Equipment or Software but prior to the passage of title thereof to PURCHASER. PURCHASER shall have no obligation to SELLER with respect to other taxes, including, but not limited to, those relating to franchise, net or gross income or revenue, license, occupation, other real or personal property, and fees relating to importation of the Equipment and Software.

ARTICLE 21 INDEMNIFICATION AND LIMITATION OF LIABILITY

21.1 SELLER and PURCHASER agree to indemnify and hold each other harmless from and against all losses, claims, demands, damages (to person or property), and causes of action (including reasonable legal fees) resulting from the intentional or negligent acts or omissions, or strict liability, of either party, its officers, agents, employees, or subcontractors. If SELLER and PURCHASER jointly cause such losses, claims, demands, damages, or causes of action, the parties shall share the liability in proportion to their respective degree of causal responsibility.

21.2 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IN NO EVENT, WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, TORT (INCLUDING BUT NOT LIMITED TO NEGLIGENCE OR INFRINGEMENT), SHALL SELLER OR PURCHASER BE LIABLE UNDER THIS AGREEMENT FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY NATURE WHATSOEVER, INCLUDING LOST PROFITS OF THE OTHER PARTY, BEFORE OR AFTER ACCEPTANCE.

ARTICLE 22 INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT

22.1 SELLER agrees that it will defend, at its own expense, all suits and claims against PURCHASER for infringement or violation of any patent, trademark, copyright, trade secret or other tangible or intangible property rights of any kind whatsoever, whether United States or foreign (collectively, "Property Rights"), covering, or alleged to cover, the Equipment, Software, or the System or any component thereof, in the form furnished or as subsequently modified by SELLER or with SELLER's Consent, and SELLER agrees that it will pay all sums, including, without limitation, attorneys' fees and other costs, which, by final judgment or decree, or in settlement of any suit or claim, may be assessed against or incurred by PURCHASER on account of such infringement or violation, provided (a) SELLER shall be given prompt written notice of all claims of any such infringement or violation and of any suits or claims brought or threatened against PURCHASER or SELLER of which PURCHASER has express knowledge, and SELLER shall be given full authority to assume control of the defense thereof through its own counsel at its expense and to compromise or settle any suits or claims so far as this may be done without prejudice to the right of the PURCHASER to continue the use, as contemplated, of the Equipment, the Software or the System or any component thereof so furnished; and (b) PURCHASER shall cooperate fully with SELLER in the defense of such suit or claims and provide SELLER such assistance as SELLER may reasonably require in connection therewith provided that SELLER shall pay the actual expenses of PURCHASER in providing such assistance. PURCHASER may in its discretion and at its own expense participate directly or through its own counsel in the defense of such suits or claims.

22.2 If in any such suit so defended, all or any part of the Equipment, Software, or the System, or any component thereof is held to constitute an infringement or violation of any other person's Property Rights and its use is enjoined, or if in respect of any claim of infringement or violation SELLER deems it advisable to do so, SELLER shall at its sole option take one or more of the following actions at no additional cost to PURCHASER: (a) procure the right to continue the use of the same without interruption for PURCHASER; (b) replace the same with non-infringing Equipment or Software that meets the Specifications; (c) modify such Equipment or Software so as to be non-infringing, provided that the Equipment or Software as modified meets all of the Specifications; or (d) in the case of Equipment or Software not essential to the operation of the System, and for which PURCHASER can readily obtain competitive replacements, take back the infringing Equipment or Software and credit PURCHASER with an amount equal to its price less a mutually agreeable allowance for use. If SELLER fails to perform its obligations under this Section 22.2, PURCHASER may, at SELLER's expense, take any of the foregoing actions on behalf of SELLER or, if PURCHASER is unable to do so, exercise its remedies under Section 24.1 hereof.

22.3 SELLER's indemnity under this Article 22 shall not apply to any infringement caused by PURCHASER's modification of the Equipment and any infringement caused solely by PURCHASER's use of the Equipment other than in accordance with the Specifications and the purposes contemplated by this Agreement, except as expressly authorized or permitted by SELLER. PURCHASER shall indemnify SELLER against all liability and cost of defense, including reasonable attorney's fees, for any and all claims against SELLER for infringement based upon the foregoing.

22.4 The remedies stated in this Article 22 shall be the parties' exclusive remedies for infringement or violation of any property rights. Except as expressly provided in paragraph 22. 1, in no event shall either party be liable to the other for money damages for infringement.

        ARTICLE 23 DISPUTE RESOLUTION

23.1 If there is a disagreement relating to Installation and Acceptance, the parties will attempt to negotiate a solution within fourteen (14) days of notification of such disagreement. If no solution can be reached, the parties shall select a third party engineer ("Third Party Engineer') (whose fees and expenses will be shared equally by PURCHASER and SELLER) who will, after conducting such examination or testing as he/she deems necessary, render a decision in the matter by stating whether the Equipment, Software or Installation in question shall be Accepted. If the parties are unable to agree on the selection of the Third Party Engineer, the Third Party Engineer will be selected by the then President of the Institute of Electrical & Electronics Engineers. The Third Party Engineer's decision shall be final and binding and neither party shall appeal or otherwise contest it. Once a Third Party Engineer is selected for resolving a dispute relating to Installation or Acceptance, he/she shall be selected for the resolution of any further disputes hereunder relating to Installation and Acceptance unless otherwise agreed to by both parties or unless The Third Party Engineer refuses to continue to serve in that function.

23.2    (a)    Any controversy or claim arising out of or relating to this
               Agreement for the breach hereof which cannot be settled by the parties except for (i) disputes to be settled by a Third Party
               Engineer under paragraph 23.1, or (ii) action for equitable relief under Articles 19 or 28 which shall be resolved as provided therein, shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration
               Association as set forth herein.

        (b) Each party may select one arbitrator. Selection shall be completed within ten (10) days of the receipt of a demand for arbitration. If either party fails to select an arbitrator within such ten- (10) day period, the one selected shall act as sole arbitrator. If two arbitrators have been selected, the two arbitrators selected shall select a third within fifteen (15) days after their selection. If they fail to do so, the third arbitrator shall be selected by the American Arbitration Association. The arbitrators shall set a date of hearing no later than sixty (60) days from the date all arbitrators have been selected.

        (c)    All proceedings shall be conducted in the English language.

        (d) The arbitration shall take place at a location to be agreed upon by the parties. If the parties are unable to agree, the arbitrators shall select a location in New Orleans, Louisiana for the arbitration, preferably, the regional office, if any, of the American Arbitration Association.

        (e) In any such arbitration proceeding the arbitrators shall adopt and apply the provisions of the Federal Rules of Civil Procedure relating to discovery so that each party shall allow and may obtain discovery of any matter not privileged which is relevant to the subject matter involved in the arbitration to the same extent as if such arbitration were a civil action pending in a United States District Court; provided, however, that each party shall be entitled to no more than four (4) depositions upon oral examination of no more than one (1) day in length each.

        (f) The award of any arbitration shall be final, conclusive and binding on the parties hereto.

        (g) The arbitrators may award any legal or equitable remedy. The arbitration award shall include an award of attorney's fees, in the amount of such fees, to the prevailing party. Judgment upon any arbitration award may be entered and enforced in any court of competent jurisdiction.

        (h) Either party to an arbitration hereunder may bring an action for injunctive relief against the other party if such action is necessary to preserve jurisdiction of the arbitrators or to maintain status quo pending the arbitrators' decision. Any such action called pursuant to this paragraph shall be discontinued upon assumption of jurisdiction by the arbitrators and their opportunity to consider the request for equitable relief pending final decision in the arbitration.

ARTICLE 24 TERMINATION AND DEFAULT

24.1    (a)    PURCHASER may, upon written notice to SELLER, terminate this
               Agreement in whole or in part, at its option, without penalty:
               (i) if the Nashville and Knoxville markets within the Initial
               Configuration scheduled to be installed and completed as set forth in the final Attachment H, in general, as opposed to Cell
               Site Configuration Equipment at a specific site, (other than by the fault of PURCHASER or due to an event specified in paragraph
               10.3) has been rightfully rejected by PURCHASER and has not thereafter been Accepted within [CONFIDENTIAL TREATMENT
               REQUESTED] after such rejection; or (ii) if SELLER fails to perform its obligations under paragraph 22.2 and such failure results in a judicial imposition of legal damages or expenses which are not fully reimbursed by SELLER or injunctive relief upon PURCHASER materially affecting its ability to provide first class service on the System.

        (b) In the event PURCHASER terminates this Agreement in accordance with this paragraph 24.1, PURCHASER may at its option: (i) return to SELLER, freight collect all Equipment delivered, in which event SELLER shall refund to PURCHASER all amounts paid to SELLER under this Agreement; or (ii) retain so much of the Equipment as it elects and return to SELLER, freight collect, all other Equipment, in which event SELLER shall refund to PURCHASER all amounts paid in respect to Equipment returned by PURCHASER and the related Installation charges and payment for Services thereof.

24.2    (a)    PURCHASER may, at its option and upon written notice to SELLER, terminate this Agreement in whole or in part, if (i) if at any time there shall be filed by or against the SELLER in any court a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of the property of the SELLER or makes a general assignment for the benefit of creditors or petitions for or enters into such an agreement or arrangement with its creditors; (ii) SELLER Causes a delay as defined in paragraph 10.1 of more than [CONFIDENTIAL
               TREATMENT REQUESTED] in the Installation of an Initial
               Configuration other than the first one referenced in paragraph
               24.1 (a) above, (iii) if SELLER's Equipment Software and Services materially fails to meet the AT&T Standards, or (iv) SELLER is in default under any material terms of this Agreement, other than those specified in paragraph 24.1 (a) (i) and (ii) above, and action to correct such default is not commenced within [CONFIDENTIAL TREATMENT REQUESTED] after receipt of Notice from PURCHASER and such default is not thereafter cured within sixty
               (60) days after commencement of correction, unless SELLER cannot complete such cure within such period for reasons beyond its control and SELLER is continuing to diligently pursue the cure, in which case such default shall be cured no later than [CONFIDENTIAL TREATMENT REQUESTED] after SELLER's original receipt of Notice under this paragraph 24.2 (a).

         (b) In the event PURCHASER terminates this Agreement in accordance with paragraph 24.2 (a), PURCHASER may at its option return to SELLER, freight collect, any specific items of Equipment delivered or Software installed which is the subject of the default in paragraph 24.2 (a) above, in which event SELLER shall refund to PURCHASER all amounts paid to SELLER under this Agreement with regard to such Equipment, Software and the Installation thereof

24.3 SELLER may terminate this Agreement without any obligation to deliver Equipment not yet delivered, or, at its option, temporarily suspend its performance, without liability, under this Agreement, in the event that:
        (a) PURCHASER is in default under any material terms of this Agreement, except as provided for in Article 24.3(b), and correction is not commenced within [CONFIDENTIAL TREATMENT REQUESTED] after receipt of Notice from SELLER and such default is not thereafter cured within [CONFIDENTIAL

        TREATMENT REQUESTED] after commencement of correction, unless PURCHASER cannot complete such cure within such period for reasons beyond its control and PURCHASER is continuing to diligently pursue the cure, in which case such default shall be cured no later than one hundred fifty
        (150) days after SELLER's original receipt of Notice under this paragraph 24.3 or (b) PURCHASER materially breaches any confidentiality agreement with SELLER, including the provisions of Article 14 and 19 or otherwise materially fails to meet the provisions of Article 2.2, and SELLER, while reserving all other remedies available under this Agreement for such a breach, has provided PURCHASER with Notice of such breach or (c) PURCHASER (i) applies for or consents to the appointment of or the taking of possession by a receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property,
        (ii) makes a general assignment for the benefit of its creditors, (iii) commences a voluntary proceeding under the Federal Bankruptcy Code or under any other law relating to relief from creditors generally, or (iv) fails to contest in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary proceeding under the Bankruptcy Code or under any other law relating to relief from creditors generally, or any application for the appointment of a receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property, or its liquidation, reorganization, dissolution, or winding-up.

24.4 Except as provided above, if either party terminates this Agreement, SELLER's obligations hereunder with respect to Equipment already delivered, installed and not returned, and PURCHASER's obligations with respect to payments for Accepted Equipment not returned, shall continue in full force and effect.

ARTICLE 25 ADVERTISING

25.1 Neither SELLER nor PURCHASER shall publicly advertise or, except as required by law, publish information concerning the entry into, execution or delivery of this Agreement, its nature, or the terms and conditions hereof, without the other party's prior written Consent; provided, however, that either party or its Affiliates may refer generally to the performance of this Agreement in its annual report to shareholders, and PURCHASER may disclose this Agreement or information related to this Agreement to its representatives, agents and lenders involved with PURCHASER's debt and/or equity financing and may make any public disclosures required by government regulatory agencies including, but not limited to, the SEC, FCC and FAA. PURCHASER shall endeavor to provide SELLER with reasonable advance Notice of any expected required disclosure and consider in good faith SELLER's request to redact portions of the Agreement prior to disclosure to such agencies.

25.2 Seller shall provide PURCHASER with an advertising allowance of [CONFIDENTIAL TREATMENT REQUESTED] to assist PURCHASER in the promotion of its System as well as the joint promotion of SELLER's participation in the System. No more than one half (1/2) of such allowance may be used by PURCHASER in the first year of the Term. The parties shall mutually agree on the form and content of such advertising.

ARTICLE 26 LATE PAYMENTS

All amounts payable under this Agreement which are past due shall accrue interest from their due date at the rate of [CONFIDENTIAL TREATMENT REQUESTED] per annum (or such lesser rate as may be the maximum permissible rate under applicable law).

ARTICLE 27 PERSONNEL

Neither party shall actively solicit any employees of the other party or any of its Affiliates who are assigned to perform work hereunder during the period of such assignment and for one (1) year thereafter, without the Consent of the party whose employee is so solicited. Such Consent is not required for responses to advertisements placed or posted in periodicals, electronic bulletin boards, or other media of general circulation.

ARTICLE 28 ASSIGNMENT

28.1 The parties may assign or transfer this Agreement to their respective Affiliates. PURCHASER reserves the right to assign this Agreement to any bona fide purchaser of the Tritel PCS Markets, or any portion thereof, or to AT&T Wireless Services, Inc. or its Affiliates or successors. Neither party may otherwise assign this Agreement, or any part of its rights or obligations hereunder, without the other party's Consent

28.2 PURCHASER shall have the right to lease or license the use of the System or any component thereof to any other cellular mobile telephone service provider on a time-sharing or other basis. Such lease or license shall not serve to expand or otherwise alter SELLER's warranty obligations under this Agreement.

28.3 Notwithstanding the provisions of Article 23 of this Agreement, the parties agree that either party may enforce provisions of this Article 28 regarding assignment by an action for injunction or other equitable remedies.

ARTICLE 29 NOTICES

29.1 Any notice required under this Agreement shall be given to the appropriate party, at the following addresses:

        If to PURCHASER:

        Tritel Communications, Inc.
        1080 River Oaks Dr. -- Suite B-100
        Jackson, Mississippi 39208
        Facsimile: (601) 936-6045
        Attention: Jerry M. Sullivan, Jr., Executive Vice President/Chief
                   Operating Officer

        Tritel Communications, Inc.
        112 E. State Street
        Ridgeland, Mississippi 39157
        Facsimile: (601) 898-6216

        Attention: David Walsh, Vice President-Program Development

        Young, Williams, Henderson & Fuselier, PC
        P.O. Box 23059
        Jackson, Mississippi 39225-3059
        Facsimile: (601) 355-6136
        Attention: James H. Neeld, IV

        and to those persons listed on Attachment P, if any.

        If to SELLER:

        ERICSSON INC., Network Operators Group
        740 E. Campbell Road
        Richardson, Texas 75081
        Attention: Group General Counsel
        Facsimile: (972) 583-1810

29.2 Either party may change the address to which notice to it shall be sent by notifying the other party of the change and the new address on thirty
        (30) days notice given in accordance with this Article.

29.3 Notice given under this Article 29 shall be deemed to have been given upon receipt by the other party.

ARTICLE 30 AUTHORITY AND COMPLIANCE WITH LAWS

30.1 PURCHASER and SELLER represent and warrant that (a) all necessary approvals and authority to enter into this Agreement and bind the parties have been obtained, (b) the person executing this Agreement on behalf of PURCHASER or SELLER has express authority to do so and, in so doing, to bind PURCHASER or SELLER hereto, and (c) the execution of this Agreement by PURCHASER or SELLER does not violate any provision of any by-law, charter, regulation or any other governing authority of such party. Each party agrees to furnish the other with such documents as either party may reasonably request showing proof of authority in accordance with this Article.

30.2 PURCHASER and SELLER shall comply with all applicable laws in the performance of this Agreement, including the laws and regulations of the United States Department of Commerce and State Department and any other applicable agency or department of the United States regarding the export or re-export of products or technology; and (b) indemnify each other for any loss, liability or expense incurred as the result of breach of this paragraph 30.2.

        ARTICLE 31 HEADINGS

The headings given to the Articles herein are inserted only for convenience and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular Article to which the title refers.

ARTICLE 32 GOVERNING LAW; SEVERABILITY

TIES AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW THEREOF. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under such applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid in any jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect and such prohibited or invalid provisions shall remain in effect in any jurisdiction in which it is not prohibited or invalid.

ARTICLE 33 NO WAIVER

The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this Agreement, or to exercise any right hereunder, shall not be construed as a waiver or relinquishment of the future performance of any such terms, covenants, or conditions or the future exercise of such right, and the obligation of the other party with respect to such future performance shall continue in fall force and effect.

ARTICLE 34 ENTIRETY OF AGREEMENT; NO ORAL CHANGE

This Agreement and the Attachments referenced herein constitute the entire Agreement between the parties with respect to the subject matter hereof, and supersedes all proposals, oral or written, all previous negotiations, and all other communications between the parties with respect to the subject matter hereof. No modifications, alterations or waivers of any provisions herein contained shall be binding on the parties hereto unless evidenced in writing signed by duly authorized representatives of both parties as set forth in
Article 16.

ARTICLE 35 ATTACHMENTS AND INCORPORATIONS

35.1 The following documents attached hereto, are hereby incorporated by reference herein, and made a part of this Agreement with the same force and effect as though set forth in their entirety herein (such documents together with this Agreement are herein referred to as the "Agreement").

----------------------------------------------------------
ATTACHMENT            TITLE/DESCRIPTION
----------------------------------------------------------
A                     Pricing
----------------------------------------------------------
B                     Installation
----------------------------------------------------------
C                     Technical Education
----------------------------------------------------------
D                     System Support Services
----------------------------------------------------------
E                     Documentation
----------------------------------------------------------
F                     Responsibility Matrix
----------------------------------------------------------
G                     Environmental Conditions
----------------------------------------------------------
H                     Time Schedule
----------------------------------------------------------
I                     OSS
----------------------------------------------------------
J                     Acceptance Tests/Certificate
----------------------------------------------------------
K                     Tritel PCS Markets
----------------------------------------------------------

----------------------------------------------------------
ATTACHMENT            TITLE/DESCRIPTION
----------------------------------------------------------
L                     AXE 10 Functions for CMS 8800
----------------------------------------------------------
M                     (Reserved)
----------------------------------------------------------
N                     Services
----------------------------------------------------------
0                     Price Variation
----------------------------------------------------------
P                     Recipients of Notices to PURCHASER
----------------------------------------------------------
Q                     Order Cancellation Policy
----------------------------------------------------------

35.2 Except where otherwise noted, in the event of any conflict or inconsistency among the provisions of this Agreement and the documents attached and incorporated herein, such conflict or inconsistency shall be resolved, by giving precedence to this Agreement, thereafter to the Attachments (except Attachment E), and thereafter to Attachment E.. No provisions or data on an Order or in subordinate documents (such as shipping releases) or any form originated by PURCHASER or SELLER shall be incorporated in this Agreement unless the provisions or data merely supply information contemplated by this Agreement but do not vary the provisions of this Agreement. Whenever any such provisions conflict with this Agreement, this Agreement shall control unless the parties expressly otherwise agree in writing.

ARTICLE 36 FINANCING AND BOARD APPROVAL

Pursuant to a letter agreement between SELLER and Airwave Communications, LLC dated December 14, 1998, SELLER has committed to provide certain loan facilities and financing payments to PURCHASER and certain investors in PURCHASER. PURCHASER'S obligations hereunder are conditioned upon SELLER's fulfillment of the terms of the Financing Commitment. Further, PURCHASER'S obligations hereunder are also conditioned upon approval of this Agreement by PURCHASER'S Board of Directors.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


ERICSSON INC.                                     TRITEL COMMUNICATIONS, INC.
Network Operators Group

By:                                               By:
   ---------------------------------------           ---------------------------------------
Title: Executive Vice President & General                Jerry M. Sullivan, Jr.
         Manager                                  Title: Executive Vice President & General
                                                         Manager

Date:                                             Date:
     -------------------------------------             --------------------------------------

                                                  TRITEL FINANCE, INC.

                                                  By:
                                                     ----------------------------------------
                                                        Jerry M. Sullivan, Jr.
                                                  Title: Executive Vice President & General
                                                         Manager
                                                  Date:
                                                       --------------------------------------

ATTACHMENT A - PRICING
ERICSSON INC. / TRITEL COMMUNICATIONS, INC. & TRITEL FINANCE, INC.






1  PRICING

1.1  "ATP PRICES"

AT&T Partnership (ATP) market prices are used as Seller's list prices for the purposes of calculating Purchaser's Initial Configuration and expansion prices.

1.2  INITIAL CONFIGURATION

1.2.1  DEFINITION

Purchaser's Initial Configuration is defined as Phase IA in Attachment A.

The sales object level MSC configurations upon which the Initial Configuration is priced are included in Attachment A.

All Initial Configuration pricing shall be subject to verification based on Seller's ATP prices and based on the revised Initial Configuration as described in Section 2.1 of Attachment A.

Base station models include Tower Mounted Amplifiers (TMAs), 2-hour battery backup, RBS software, Self Contained Cell Site (SCCS) cabinet, cable sets, as well as all required installation materials.

Switch pricing includes spares and power equipment with 8-hour battery backup, as well as installation materials and cable sets.

1.2.2  DISCOUNTS

The following discounts are applied to Seller's ATP prices in order to calculate the net prices for Purchaser's Initial Configuration:

        RBS, including TMAs, power, battery [CONFIDENTIAL TREATMENT REQUESTED] backup, spares, & RBS software

        Self Contained Cell Site (SCCS)     [CONFIDENTIAL TREATMENT REQUESTED]
               cabinet, including cable sets

        MSC, including basic software,      [CONFIDENTIAL TREATMENT REQUESTED]
               power, battery backup, & spares

        MSC optional software feature set   [CONFIDENTIAL TREATMENT REQUESTED]
               (defined according to Section 1.3)

With the exception of the SCCS, all discounts off of ATP prices are applicable only to the Initial Configuration. The SCCS cabinet continues to receive the [CONFIDENTIAL TREATMENT REQUESTED] discount off of ATP prices for the term of the Agreement.

1.3  SOFTWARE PRICING

Purchaser's pricing for MSC software is based on Seller's CMS 8800 Version 5 software release. The pay-as-you-grow component of the MSC software is priced according to Subscriber Concurrent Call (SCC) capacity. SCC is calculated according to the procedure described in Seller's 1999 Budget Planning Guide for ATP markets.

The MSC optional software feature set is defined in Attachment A and includes all features necessary for Purchaser to achieve the same "look and feel" as AT&T Wireless Services.

1.4  SERVICES PRICING

Ad hoc labor rates and Services pricing is included in Seller's 1999 Budget Planning Guide for ATP markets.

1.5  PRICE ADJUSTMENTS

Purchaser's Equipment and Software purchases for which ATP prices have not been firmly established shall be subject to later price adjustment, with corresponding payment credit to Purchaser, by Seller once ATP prices have been finalized.

2    PURCHASER'S OPTIONS

2.1  INITIAL CONFIGURATION CHANGE OPTION

Seller grants Purchaser the option to alter its Initial Configuration subject to the following conditions:

   o Purchaser may elect to change its Initial Configuration once, no later than three months following the execution date, by giving Seller written notice of the new configuration,

   o  Initial System discounts shall apply to the revised Initial Configuration,

   o The dollar value of the change shall be limited to [CONFIDENTIAL TREATMENT REQUESTED] of the value of the original Initial Configuration,

   o Purchaser's change option is limited to MSC and RBS Equipment and Software.


Purchaser's Initial Configuration shall be re-calculated based on the change option, and any invoicing shall be adjusted by Seller according to the revised Initial Configuration.

2.2  MSC-2000 UPGRADE OPTION

Seller grants Purchaser the option to purchase MSC-5000 models for its Initial Configuration although those models are not Generally Available (GA) at the time they are required for installation. Seller will charge Purchaser for the appropriate MSC-5000 models as part of the Initial Configuration and install MSC-2000 models in the markets specified by the Purchaser and will upgrade those nodes to MSC-5000 equivalents at no additional charge to Purchaser.

3    DELIVERY COMMITMENTS

3.1  LEAD TIMES

The following sections detail the maximum lead times required for RBS and switch hardware as defined for the delay provisions of the Agreement. All lead times given are stated in working days and assume that Purchaser has fulfilled its obligations (site readiness, etc.) according to Seller's installation specifications. Seller represents that the following lead times are no greater than those offered to Seller's most favored customers under comparable conditions.

Seller's lead time commitment for switch hardware is 120 days if forecasted and 180 days if not forecasted.

Seller's lead time commitment for base station hardware is 45 days if forecasted and 90 days if not forecasted.

3.2  EQUIPMENT QUANTITIES

Seller agrees to make available to Purchaser for order and delivery during 1999 no less than six (6) MSCs and no less than six hundred (600) RBS 884 Macro 1900 base stations.

3.3  MSC-5000 AVAILABILITY

Seller represents to Purchaser that the estimated GA date for the MSC-5000 model is July 15, 1999. However, in no event shall GA of the MSC-5000 model be later than second quarter of 2000. Seller understands that a portion of Purchaser's network deployment will be based on the MSC-5000's timely introduction.

                                                                    ATTACHMENT B
                                                    ACQUISITION AGREEMENT # 9152


                                   TRITEL INC.


                                  INSTALLATION
                                  ------------



AXE SWITCH
----------

1.      Installation
        1.1     Unpacking of and Inventorying of Mechanical Parts and Cables (Package A)
        1.2     Assembly  and  Installation  of Exchange  Framework  (BYB  102/202)  and Power
                Plant; Check for fit and finish
        1.3     Designation of Suites, Cabinets, Cableways, and Shelves
        1.4     Assembly and Installation of Ancillary Equipment (as needed)
        1.5     Assembly and Connectorizing of External Cabling
        1.6     Installation of Internal Cabling
        1.7     Connection of Commercial Power to Power Plant; Functional Test Power Plant
        1.8     Installation of Equipped Magazines (Package B)
        1.9     Install Cover Plates/Doors

2.      Testing
        2.1     Hardware/Functional Test of APZ
        2.2     Test of Switching Network
        2.3     Functional Test of Operation and Maintenance Functions
        2.4     Test of Trunk Circuits
        2.5     Test of Traffic Routing/Generation of Test Traffic
        2.6     Test of Individual Multiple Positions
        2.7     Test of Individual Trunks
        2.8     Combined Operational Testing of APZ & APT with Traffic
        2.9     Acceptance Testing


3.      Functional Test of Traffic Handling Functions in APT
        3.1     Test of Traffic Routes
        3.2     Test of Individual Multiple Positions
        3.3     Test of Individual Trunks
        3.4     Generation of Test Traffic
        3.5     Combined Test
        3.6     Operation Test

BASE STATIONS
1.      Activities Before Shipping
        1.1     Assembly of Base Station Configurations
        1.2     Test of Base Stations and Preparation of Test Protocols
        1.3     Preparation of Transport and Packing
        1.4     Transport by Common Carrier to Cell Site
2.      Activities at Cell Site
        2.1     Unpacking  and  Checking  Equipment  for Correct  Specifications  and Possible
                Damage
        2.2     Assembly of Equipment
        2.3     Cabling and Wiring
        2.4     Connection to the DC Power Supply
        2.5     Connection to Antenna Feeders
        2.6     Connection to 4W Circuits to Switch
        2.7     Test  of  Base  Station  Equipment  Preparation  of Base  Station  Final  Test
                Protocols
        2.8     Connection of Base Station Equipment to Commercial Power within Room
        2.9     Install Antennas on Tower


3.   SYSTEM TEST

     Overall test carried out from MTSO with Initial Configurations of Cell Site Configurations, as well as telco lines connected and mobile stations operating. SELLER will interconnect and/or cross connect the equipment at the POP to the circuits of the PSTN provided by PURCHASER within the same building and the interconnection and/or cross connect at the POP of the facilities between the MTSO Equipment, and each Cell Site Configuration. In the event analog circuits are used between the MTSO and the Cell Sites, the required circuits will be supplied by PURCHASER.

                                                                    Attachment C

                                                     Acquisition Agreement #9152


                                   Tritel Inc.


                               TECHNICAL EDUCATION

TECHNICAL EDUCATION CENTER STUDENT CERTIFICATE PROGRAM

The program is a competency development program with basic core courses and several areas of concentration. At the present time, three areas for the CMS 8800 are available: MSC, RBS, and RF Engineering. These areas are available in both the 850Mhz systems and the 1900 Mhz systems. Within each area of concentration, multiple levels of technical competence are possible. The MSC area has four levels and the RBS and RF areas have three levels each. One important note about this program is that it is not intended to certify the competence of anyone. This program is a method of providing a customized training path for technicians and RF Engineers for the companies that utilize Ericsson CMS 8800 systems. This program is NOT a substitute for and should not be confused with the official Ericsson Standardized On-The-Job Training Program or the Certification programs that Ericsson designs for it's customers. An expanded list of CMS 8800 courses appears at the end of this Attachment C.

o LEVEL 1 Provides training required to perform basic routines and administration under the guidance of a technician that has achieved certificate level 3 through this certificate program.
o LEVEL 2 For the technician required to perform normal operation and maintenance activities using standard Ericsson exchange documentation.
o LEVEL 3 For the technician who will diagnose and repair both hardware and some software faults as well as perform extended operations and maintenance functions.
o LEVEL 4 For the technician/engineer who is trained to be a trouble shooter on both hardware and software as well as have a strong command of advanced functions, features an system capabilities.

     STEPS: To participate in the Certificate program the three steps listed below must be followed;

        1. Successfully complete at the courses identified (80% or better score in each course). These required courses are listed in the Ericsson course catalog specific to the CMS 8800 system.
        2. Have the specified amount of work field experience verified by the applicants supervisor on the certificate request form.
        3. Submit an application for certificate at which time Ericsson will notify the employee's supervisor or team leader of student competency development certificate eligibility. If the employee has met all requirements for the level requested, Ericsson will send to the employee's supervisor.

NOTES:

        1. Credit for passing courses will not be automatic. Students will be evaluated via written quizzes, performance of lab exercises, and observation of the student's ability to perform.
        2. All instructors teaching concentration courses are required to be certified to instruct the class. Instructor certification includes two elements: Professional Certification and Technical Certification.
        3. All courseware has been revised to include the new evaluation criteria, as well as recent CNA improvements. Also, additional lab exercises are added as needed.
        4. In the event that a student wishes to waive a course that is required for this program, his/her supervisor must submit a course description or outline of an equivalent course plus a certificate of completion for the substituted course. The Certificate office will determine the eligibility of the substituted course descriptions or outlines.

PRICING:

All Ericsson Technical Education Center (E-TEC) courses are priced based on Credit Units. The value of each Credit Unit is [CONFIDENTIAL TREATMENT REQUESTED] USD each. The price for the Credit Unit remains the same whether the course is conducted at the E-TEC facility in Richardson Texas or at the customers location. The number of Credit Units for each course is based on the extent of technical knowledge imparted during the training. The majority of the courses are 10 Credit Units per day. This may vary at customer request if the customer has asked specifically for a course that is shorter in duration but contains the same information. It may also vary if the course is of such a high technical level that it warrants special skills by the instructor. All courses conducted at other then the E-TEC facility must be prefaced by a quote of costs originated by the Ericsson manager setting up the class and signed by the customer manager coordinating the course. In addition, the customer must pay for all of the instructors expenses to include: airfare, rental car, hotel, meals and incidentals. No courses will be scheduled until the Ericsson training manager responsible for the course receives the customer signed quote from the customer along with a purchase order number covering all of the expected costs for the class.

CMS 8800, 1998 COURSE OFFERINGS:

INTRODUCTION: The course offerings for CMS 8800 include curriculum designed specifically for the CMS 8800 product line. Additional courses will be included from the Ericsson product line as applicable.
(A)     CMS 8800, 1998 Course/Price List

----------------------------------------------------------------------------------------------------------------------------
                   COURSE NAME                           # OF      CREDIT                 END CUSTOMER
                                                         DAYS       UNITS                   PRICE/$
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 Ericsson Cellular Overview                        1          10          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
RBS 882M/DM Overview                                       1          10          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 Digital Overview                                  1          10          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 Digital Operation & Maintenance                   3          30          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 MSC Advanced Operation & Maintenance             10         100          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
AS 45/46 Features                                          3          30          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
Introduction To Cellular Digital Packet Data (CDPD)        1          10          [CONFIDENTIAL TREATMENT  REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 System Introduction                               4          40          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
AS 94/34 Features                                          1          10          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
RBS 884 Overview                                           1          10          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
RBS 884 Macro Operations & Maintenance                     5          50          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 System Survey                                     5          50          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
RF Engineering 1                                          10         100          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
AS 100/101 Features                                        2          20          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
RF Engineering 2                                          10         100          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 Measurement and Statistical Analysis for          4          40          [CONFIDENTIAL TREATMENT REQUESTED]
the Trunk and Switch Environment
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 Measurement and Statistical Analysis for          5          50          [CONFIDENTIAL TREATMENT REQUESTED]
the RF and RBS Environment
----------------------------------------------------------------------------------------------------------------------------
RF Engineering 3                                          10         100          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
Multi-Line Fixed                                           5          50          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
Air Interface                                              5          50          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 MSC Operations                                   10         100          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
RF Engineering 1, Accelerated                              4          40          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
RF Engineering 2, Accelerated                              5          50          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
RF Engineering 3, Accelerated                              5          50          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
AS 100/101 O & M                                           2          20          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 MSC Maintenance                                  10         100          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
MSC Operations (CBT)                                      10         100          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
RBS 882 Operation & Maintenance                            5          50          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
RBS 882 Microcell Installation, Operation & Maintenance    5          50          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
RBS 884 Micro/Compact Installation, Operation and          5          50          [CONFIDENTIAL TREATMENT REQUESTED]
Maintenance
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 RBS Basics                                        5          50          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
884 1900 Macro IO&M                                        5          50          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
AS 100/101 DCCH Seminar                                    3          30          [CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------
884 DBC Macro IO&M                                       TBD
----------------------------------------------------------------------------------------------------------------------------
AS 123/124 Tech. Overview                                TBD
----------------------------------------------------------------------------------------------------------------------------

For a complete listing of all E-TEC CMS 8800 courses and a detailed description of the Student Certificate programs, see the E-TEC Homepage on the Internet.

Revised 4/18/97

                                                                    Attachment D
                                                    Acquisition Agreement # 9152






                             System Support Services

                                    CMS 8800




                                   Tritel Inc.




                                  Revision PA3


                                                        System Services Contract

                                      (48)

                            SYSTEMS SERVICES CONTRACT

                          TABLE OF CONTENT


       1 Heading                                  3


       2 Preamble (Background)                    3


       3 Definitions                              3


       4 Scope of Contract                        4


       5 Services                                 5


       6 Prices and Terms of Payment              5


       7 General PURCHASER's Obligations          5


       8 Delays                                   6


       9 Warranty                                 6


       10 Excluded Equipment                      7


       11 Term and Termination                    7





       ANNEX 1       CONTRACT DOCUMENTS

       ANNEX 2       HARDWARE AND SOFTWARE

       ANNEX 3A      SERVICE PRODUCT SPECIFICATION FOR SW

                     MAINTENANCE

                     APPENDIX 1  SPECIFICATIONS OF VARIABLES FOR  SW MAINTENANCE
                                 MAINTENANCE

       ANNEX 3B      SERVICE PRODUCT SPECIFICATION FOR REPAIR &

                     REPLACEMENT

                     APPENDIX 1  SPECIFICATIONS OF VARIABLES FOR REPAIR &
                                 REPLACEMENT

       ANNEX 4A      PRICES FOR SW MAINTENANCE

       ANNEX 4B      PRICES FOR HW MAINTENANCE

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1.  HEADING


    This Contract is made and entered into on ....... 1998, between

    Tritel Inc., a company with its principal place of business in Jackson, Mississippi hereinafter called the "PURCHASER",

    and

    Ericsson Inc., a company with its principal place of business in Richardson, TX, hereinafter called the "SELLER".

    PURCHASER and SELLER may also hereinafter be referred to as the "Party", or, collectively the "Parties".

2.  PREAMBLE  (BACKGROUND)


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    WHEREAS, PURCHASER has purchased a mobile telephone system from SELLER in accordance with the Acquisition Agreement, and
    WHEREAS, PURCHASER would like to acquire Services for such system, and
    WHEREAS, SELLER would like to supply such Services to PURCHASER in accordance with the terms and conditions of this Contract.

    Now, therefore, in consideration of the mutual promises and the mutual covenants herein contained, the Parties hereby agree as follows:

3.  DEFINITIONS

    The following expressions shall have the meaning hereby assigned to them unless the context would obviously require otherwise.

    "ACQUISITION AGREEMENT", means the contract entered into between the Parties for the supply and installation of the System and shall include any amendment thereto.

    "CONTRACT", means this contract concluded between PURCHASER and SELLER including all Annexes which are incorporated into the said Contract in accordance with Annex 1, Contract Documents, as well as any Contract Amendment.

    "CONTRACT AMENDMENT", means a document duly signed by the Parties by which any alterations, amendments or modifications of the Contract shall be introduced in the Contract.

    "SELLER", means Ericsson Inc.

    "DATE OF ACCEPTANCE", means the date when the System or Part of the System is accepted or deemed as accepted in accordance with the Acquisition Agreement.

    "HARDWARE", means such equipment included in the System as is specified in Annex 2.

    "NORMAL WORKING HOURS", means the time from 8.00 am to 5:00 p.m. local time Monday to Friday, local and national holidays excluded.

    "PROCEDURES MANUAL", means the manual describing the SELLER's and PURCHASER's required procedures for requesting Services and answering Services requests.

    "PURCHASER", means ............. , and legal successors in title to the
    PURCHASER and any assignee of the PURCHASER approved by the SELLER.


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    "SELLER'S EQUIPMENT", means such tools, instruments, test equipment and any other item belonging to or procured by SELLER or its subcontractors as are required for the execution of the Contract and not intended to be incorporated into the System or otherwise acquired by PURCHASER.

    "SERVICE(S)", means the Service Products specified in Annex 3.

    "SOFTWARE", means any such computer program, software module or package or any part thereof in binary code form and included in the System as is specified in Annex 2.

    "SYSTEM", means the Hardware and Software jointly forming the Mobile Telephone System specified in Annex 2 and any additional system component approved of in writing by SELLER for Services under this Contract.

    "TERRITORY", means . . . . .

    Additional definitions are to be found in each Service specification in Annex 3.

    Other capitalized expressions used in this Contract shall have the meanings respectively assigned to them elsewhere in this Contract.

    Words indicating the singular only also include the plural and vice versa, where the context so requires. The headings of the Articles are for convenience only and shall not affect their interpretation.

4.  SCOPE OF CONTRACT

    Upon the terms and conditions set forth in this Contract, the SELLER shall supply, and the PURCHASER shall acquire and pay for Services for the System acquired by the PURCHASER from the SELLER.

    Unless modified, herein, the terms and conditions contained in the Acquisition Agreement shall apply.

5. SERVICES

    The SELLER shall offer the PURCHASER the Services specified in Annex 3. PURCHASER agrees to purchase the services specified in Annex 4 at the prices set forth, therein, and as modified from time-to-time by agreement of the parties.

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6.  PRICES AND TERMS OF PAYMENT

    The PURCHASER shall pay the prices for the Services specified in Annex 4.

    Payments shall be made against the SELLER's invoice. Terms of payment are within thirty (30) days after date of invoice.

7.  GENERAL PURCHASER'S OBLIGATIONS

    In order for the SELLER to be able to supply the Services to the PURCHASER, the PURCHASER must conduct the following obligations and the obligations stated in each Services specification :

     i) The PURCHASER shall carry out the recommended operation and maintenance of the System and seek to remedy all faults which can reasonably be remedied and handle problems which can reasonably be handled without expert assistance from the SELLER.

     ii) The PURCHASER shall keep an operational logbook and record of faults in accordance with the instructions received in the B-Module.

     iii) The PURCHASER shall provide the SELLER with regular and accurate statistical information regarding the performance of the System. The information required is specified in the B-Module.

     iv) The PURCHASER shall seek to ensure its maintenance personnel are sufficient in number and are competent in order to carry out the PURCHASER obligations stipulated in this Article 7. The personnel should have satisfactorily completed the training equivalent to the SELLER's recommended training path for operation and maintenance personnel and they should have adequate on-site experience and follow-up training.

     v) The PURCHASER shall be responsible for the provision of all the necessary consumables and spare parts needed during the conduct of the Services.

     vi) The PURCHASER shall appoint suitable personnel for the purpose of liaison with the SELLER relating to the Services.

     vii) The PURCHASER shall provide at no cost, the SELLER's service personnel with operating supplies and consumables such as paper, magnetic tapes, ribbons, cards, format tapes, disc cartridges and such similar items as the PURCHASER would use during normal operation.

     viii) The PURCHASER shall at all time maintain a security back up of PURCHASER generated data/information in the System.

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     ix)    The PURCHASER shall during the term of this Contract keep the System upgraded to the latest Software release level.

8.  DELAYS

    In the event that any of the Services, as defined in Annex 3, are not executed within the respective times stipulated in this System Services Contract, due to circumstances for which the SELLER is responsible, or within any extended or postponed period, as the case may be, the PURCHASER shall be entitled to an adjustment in price regarding these Services, the amount of which shall be agreed upon between the Parties on a yearly basis.

    It is understood that the total sum of the aforesaid adjustment, during each year, in no event shall exceed a reduction of five (5) percent of the price for the delayed Service in question during the corresponding year.

    The aforesaid adjustment, or when applicable the price rebate, shall be full and exclusive compensation for any delay in performing the Services or part thereof. Applicable price rebate means the rebate of the price agreed upon by the parties to apply if SELLER does not reach a certain performance level.

9.  WARRANTY

    Provided that PURCHASER has met all obligations contained in Article 7, and otherwise excluded by Article 10, the SELLER agrees to provide warranty coverage as provided herein.

    The SELLER shall, free of charge, remedy faulty repaired Hardware by repairing such Hardware, without undue delay.

    The above stated liabilities are limited to a period of three (3) months from date of delivery by the SELLER to the PURCHASER of the repaired or replaced unit.

10. EXCLUDED EQUIPMENT


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    The Service does not cover Hardware and Software damaged due to the
    PURCHASER's or third parties misuse, packing, repair or attempted modifications. Equipment not purchased through Ericsson is also not covered.

    The Services shall not apply to any failure caused by modification of the Hardware or Software without the SELLER's written approval.

    Consumable parts, such as lamps, fuses, batteries etc. are excluded from this Service(s).

11. TERM AND TERMINATION

    This System Services Contract shall be effective upon the Date of Acceptance of the System in accordance with the Acquisition Agreement. This contract may be terminated at any time if the PURCHASER does not maintain the system at the latest available release level.

    The term of this Contract shall be automatically renewed for successive one
    (1) year terms unless terminated by either Party in writing not later than one hundred eighty (180) days prior to the expiration of the current term.

12. ANNEXES

    The Contract Documents including all Annexes are specified in Annex 1 hereto.

    IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.


    ERICSSON INC.
    Wireless Communications                             Tritel Inc.

    By: __________________________         By: ___________________________


    Title:  ______________________         Title: ________________________


    Date:  _______________________         Date: _________________________




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
                                                                         ANNEX 1


    CONTRACT DOCUMENTS

    The Contract shall consist of the following documents, as amended from time to time as provided herein,

     a)     The contract document

     b)     The Annexes:

            Annex  1       Contract Documents
            Annex  2       Hardware and Software
            Annex  3a      SW Maintenance
            Annex  3b      Repair and Replacement
            Annex  4a      Price SW Maintenance
            Annex  4b      Price HW Maintenance

     c)     Such documents as are incorporated by reference.





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
                                                                         ANNEX 2


    HARDWARE AND SOFTWARE


 1. HARDWARE PARTS OF THE NETWORK ELEMENTS

    MSC            Mobile Service Switching Center

    RBS            Radio Base Station

    HLR            Home Location Register

    SCP            Service Control Point

 2. SOFTWARE PARTS OF THE NETWORK ELEMENTS

    MSC            Mobile Service Switching Center

    HLR            Home Location Register

    OSS            Operation and Support System

    MXE            Message System

    FOG            File Operations Gateway

    RBS            Radio Base Station




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
                                                                        ANNEX 3a

    SERVICE PRODUCT SPECIFICATION FOR SW MAINTENANCE


1.  INTRODUCTION

    This document is a specification for the service product SW Maintenance. SW Maintenance is the service for maintaining the System Software supplied by the SELLER and specified in the Acquisition Agreement.

2.  DEFINITIONS

    In addition to the definitions in the Contract document, the following expressions shall have the meaning hereby assigned to them unless the context would obviously require otherwise.

    "APPROVED CORRECTION", means a permanent and documented Software correction dedicated as such by the SELLER.

    "APPROVED CORRECTION FOR APPLICATION SYSTEM", means a package, consisting of several Approved Corrections.

    "CONSULTATION CALL-UP TIME", means the time between the PURCHASER's request for consultation support and when the SELLER contacts the PURCHASER.

    "CORRECTION NOTE FOR APPLICATION SYSTEM", means a set of updated Software and/or Hardware units and its documentation. It consists of corrections and may also include new functionality/feature.

    "DOCUMENTATION", means the current documentation for the System.

    "EMERGENCY CALL-UP TIME", means the time between the PURCHASER's request for Emergency Telephone Support and the SELLER contacting the PURCHASER, specified in Appendix 1.

    "EMERGENCY CALL-OUT TIME", means the time between the PURCHASER's request for Emergency On-Site Support and the SELLER's personnel leaving for the Site, specified in Appendix 1.

    "EMERGENCY SITUATION", means the situation described in Article 3.1.1.

    "EMERGENCY SUPPORT", means the support specified in Article 3.1.

    "EMERGENCY ON-SITE SUPPORT", means the support specified in Article 3.1.3.


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    "EXCHANGE", means the part of the System where the host processor APZ 211 or
    APZ 212 or equivalent resides.

    "NORMAL OPERATIONAL CONDITION", means that the System operates and performs in accordance with the specification in the Acquisition Agreement or is operating at a level acceptable to both Parties.

    "PROCEDURES MANUAL", means the manual referred to in Appendix 1 hereto.

    "SITE", means the actual location(s) where the System or Part of System is installed.

    "SOFTWARE UPGRADES", means enhancements to existing software as well as availability of new features and functionality.

    "SOFTWARE UPDATES", means corrections of the Software based on the SELLER's and users fault reports that are issued as Software Updates by the SELLER. A Software Update shall contain the appropriate load file, implementation instructions and user documentation.

    "TROUBLE REPORT", means the report issued by the PURCHASER and sent electronically or on diskette to the SELLER for the purpose of indicating a problem relating to the operation of the System.

    "TROUBLE REPORT HANDLING", means the service specified in Article 3.2.

    "TROUBLE REPORT ANSWER", means the SELLER's answer to the Trouble Report.

3.  SW MAINTENANCE

    The following SW Maintenance is available to the PURCHASER for the network elements specified in Annex 2. SW Maintenance consists of the following four
    (4) service components, further specified below:

     i)     Emergency Support

     ii)    Trouble Report Handling

     iii)   Consultation Support

     iv)    Software Update

3.1  EMERGENCY SUPPORT

    The following Emergency Support is available to the PURCHASER in case of an Emergency Situation (defined below). The Emergency Support specification is divided into the following headings:

     i)     Emergency Situation

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        ii)    Emergency Telephone Support

        iii)   Emergency On-Site Support

        iv)    Completion of Emergency Support.

3.1.1   EMERGENCY SITUATION

        An Emergency Situation in the System is deemed to be at hand under the following circumstances:

        a) Complete Exchange/network element failure, i.e. an exchange or a dependent support system (operation and maintenance function) stops handling traffic and does not recover automatically

        b) Major disturbance, i.e. the traffic handling capacity is reduced by more than thirty percent (30%) in at least one Exchange/network element

        c) Charging function stops working or is seriously affected

3.1.2   EMERGENCY TELEPHONE SUPPORT

        In an Emergency Situation, the SELLER shall have a person with appropriate skills and system knowledge to call the PURCHASER within the Emergency Call-Up Time specified in Appendix 1 hereto. Such person shall provide telephone support by providing answers and recommendations, orally or by telefax, to solve the Emergency Situation with the aim of restoring the System to Normal Operational Condition.

3.1.3   EMERGENCY ON-SITE SUPPORT

        If the Emergency Situation is of such a complicated nature that it cannot be reasonably solved through telephone support, the PURCHASER may request that the SELLER provide Emergency On-Site Support by sending a person with appropriate skills and system knowledge to the location specified by the PURCHASER.

        The SELLER's personnel shall leave for the Site within the Emergency Call Out Time specified in Appendix 1 hereto.

        Such person shall provide the following Emergency On-Site Support:

        a) Analyze the Emergency Situation

        b) Provide the PURCHASER with appropriate answers and recommendations to solve the Emergency Situation with the aim of restoring the System to Normal Operational Condition

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        c) Assist and advice the PURCHASER in carrying out such recommendations upon PURCHASER's request.

3.1.4   COMPLETION OF EMERGENCY SUPPORT

        Emergency Support shall be considered completed when an agreed solution to the Emergency Situation has been reached or when the Emergency Situation no longer is at hand, or if the PURCHASER does not accept to follow the recommendations given by the SELLER.

        The SELLER shall provide, the PURCHASER with a written report on the Emergency Support supplied without undue delay.

3.2     TROUBLE REPORT HANDLING

        The following Trouble Report Handling is available to the PURCHASER in case of trouble in the System. The Trouble Report Handling specification is divided into the following two (2) headings:

        i)     Trouble Report Classification

        ii)    Trouble Report Analysis/Answering.

3.2.1   TROUBLE REPORT CLASSIFICATION

        Trouble Reports shall be classified as A, B or C by the PURCHASER according to the classifications below. A Trouble Report is automatically given priority B unless otherwise classified by the PURCHASER. The classifications A, B and C are dependent on the severity of the trouble and are defined below.

        Class A:  Fault resulting in an Emergency Situation.

        Class B: i) System traffic handling capacity is reduced by less than thirty percent (30%) in at least one exchange/network element.

                  ii) Errors in the Documentation causing handling errors.

        Class C:  Minor errors in the Documentation.

3.2.2   TROUBLE REPORT ANALYSIS /ANSWERING

        The SELLER shall analyze Trouble Reports and provide Trouble Report Answers within the times stated in Appendix 1. The Trouble Report Answer will be provided to the PURCHASER in accordance with the routines and specifications stated in the Procedures Manual.

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        The SELLER shall provide status reports on Trouble Reports until a
        Trouble Report Answer is issued.

3.3     CONSULTATION SUPPORT

        The following Consultation Support for the System is available to the PURCHASER. Consultation Support consists of the following two (2) components further specified below:

        i) Telephone Consultation

        ii) Consultation Services at the SELLER's Location.

3.3.1   TELEPHONE CONSULTATION

        In case of a request for consultation, the SELLER, as requested by the PURCHASER, shall have a person with appropriate skills and System knowledge, or a specialist, call the PURCHASER within the applicable Call-Up Time specified in Appendix 1 hereto.

        Such person shall provide telephone support by providing answers and recommendations, orally, by telefax or electronic media, to questions from the PURCHASER. The aim of this support is to assist the PURCHASER's personnel in arriving at a reasonable understanding of the operation and maintenance of the System.

        The consultation will be limited to:

        o  Assistance with interpretation of Ericsson documentation
        o Operational Instructions (OPI) that have been exhausted, and indicates "consult expert"
        o  Faults that do not result in an alarm
        o  Alarms that do not have an associated Job Procedure (JP) or OPI

        If a question cannot be answered immediately, the SELLER will inform the PURCHASER within forty eight (48) hours when the question will be answered.

3.3.2   CONSULTATION SERVICES AT THE SELLER'S LOCATION

        In the case of a request for Consultation at the SELLER's Location to handle a complex question concerning the System, the SELLER shall provide a person, as requested by the PURCHASER, with appropriate skills and system knowledge or a specialist, to answer questions and give recommendations at the SELLER's Location with the aim of assisting the PURCHASER's personnel in arriving at a reasonable understanding of the operation and maintenance of the System.


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        The time for consultation at the SELLER's Location shall be agreed upon on a case by case basis.

3.4     SOFTWARE UPDATE


        The following Software Update service is available to the PURCHASER. The Software Update service consists of the following two (2) service components further specified below:

         i) Specific Software Updates

        ii) General Software Updates

3.4.1   SPECIFIC SOFTWARE UPDATES

        When applicable, the SELLER shall provide the PURCHASER with Software Updates, within a reasonable period of time in relation to the technical implications of the case, resulting from Trouble Reports Answers received as part of the Trouble Report Handling service.

3.4.2   GENERAL SOFTWARE UPDATE

        The SELLER shall provide the PURCHASER with General Software Updates when available from the SELLER.

        General Software Updates may be one of two (2) types:

        a) Approved Correction for Application System

        b) Correction Note for Application System.

3.4.2.1 Software Updates are provided under the same software license terms and conditions as stated in the Acquisition Agreement.

3.4.2.2 Software Updates are delivered in an indivisible package that may contain other software programs (new functionality/features) in addition to the Software Update. The PURCHASER may not in any way use the other software programs unless the PURCHASER specifically requests and purchases a licence to use such other software programs under the same terms and conditions as stated in the Acquisition Agreement except price.

3.5     SOFTWARE CONFIGURATION MANAGEMENT

            Software configuration management can include the implementation of software upgrades/updates.

3.5.1   Implementation of Software upgrades/updates


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            SELLER implements software upgrades/updates and ensures that the installation is made correctly and in a timely manner. PURCHASER shall make the appropriate network nodes available at the earliest convenient moment, but no later than one month after the upgrade release, for such software upgrade/update. Should implementation not be made within one month due to network inaccessibility, then the SELLER shall not be liable for faults that could have been avoided by the upgrade/update.

            Implementation is made in all nodes of the purchasers network.

4.      SW MAINTENANCE SERVICE REQUESTS AND PROCEDURES MANUAL

        In order for the SELLER to be able to provide qualified SW Maintenance service, the PURCHASER must provide the SELLER with all available data and information when requesting the service.

        The Procedures Manual describes activities related to the SW Maintenance service.

        SW Maintenance service requests by the PURCHASER shall be made in accordance with the Procedures Manual. A SW Maintenance service request by the PURCHASER which has not been made in accordance with the Procedures Manual will be rejected by the SELLER. In such a case, the PURCHASER must reissue and resubmit the request.

        The SELLER shall promptly acknowledge that the service request has been received from the PURCHASER.

5.      PURCHASER'S OBLIGATIONS

        In order for the SELLER to be able to provide the SW Maintenance service to the PURCHASER, in addition to the General PURCHASER's Obligations stated in the Contract, the PURCHASER is obligated to provide at no cost to the SELLER:

        i) Be responsible for providing the following items to the SELLER including access to the System while undertaking Emergency On-Site
        Support:

        o      Adequate I/O Devices/OSS terminals

        o The possibility to connect a portable PC via a modem to the System.

        o      A free and unbarred telephone

        o      A tele-facsimile machine

        o      The latest version of the System Documentation

        o The latest version of the Documentation for the B and C modules of the Exchange.

        ii) Provide a representative of the PURCHASER to be present at the PURCHASER's Site at all times when services are being performed by the SELLER on Site.

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        iii) Implement Software Updates in the System within one (1) month from receipt thereof.

        iv) Follow the agreed procedures stated in the Procedures Manual.

        v) Purchase all memory and hardware required for system upgrades and updates.

6.      APPENDIX

        The parameters for the SW Maintenance service are specified in Appendix 1 hereto.




                                                              Service Product
                                                              Specification
                                                              SW Maintenance





        SPECIFICATION OF VARIABLES FOR SW MAINTENANCE


        EMERGENCY SUPPORT

        Emergency Support availability: 24 hours per day, 365 days per year.

        Call up (Emergency): 30 minutes.

        Call out: 8 hours.

        CONSULTATION SERVICE

        Consultation Service availability: Normal Working Hours.

        Call up (Consultation): 30 minutes.

        Call up by person with specialist competence: one hour.

        TROUBLE REPORT HANDLING

        Lead-time Trouble Report Answers: Class A Trouble Reports 6 weeks

        Lead-time Trouble Report Answers: Class B/C Trouble Reports 14 weeks



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        PROCEDURES MANUAL

        Associated Procedures Manual is customer specific




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

                                                                        ANNEX 3b

        SERVICE PRODUCT SPECIFICATION FOR REPAIR & REPLACEMENT



  1.    INTRODUCTION

        This document is the specification of the service product Repair & Replacement. Repair & Replacement is the service for the supply of Replacement Units for certain faulty Hardware in the System within a specified time.

  2.    DEFINITIONS

        In addition to the definitions in the Contract, the following expressions shall have the meaning hereby assigned to them unless the context would obviously require otherwise.

        "BEYOND REPAIR" means a Faulty Unit is damaged or worn out to such an extent that repair is not technically possible or the cost of repair would exceed the price for a new Service Unit.

        "EPIDEMIC FAILURES" means a cyclical repeatedly failure.

        "FAULTY UNIT" means a Service Unit that does not fulfill the Specification.

        "LEAD TIME" means the time between the receipt of order and delivery as stated in Appendix 1 hereto.

        "PROCEDURES MANUAL" means the manual referred to in Appendix 1 hereto.

        "REPLACEMENT UNIT" means a fault free Service Unit with the same product code as a Faulty Unit. The revision state of the Replacement Unit may be of the same or higher state than the Faulty Unit regarding the numeric value. The character following the numeric value may be lower, i.e. the functionality of it shall always be the same or better as that of the Faulty Unit. The unit may be at SELLER's option new or a refabricated unit.

        "SERVICE UNITS" means PURCHASER's Hardware units (i.e., equipment) specified in the Procedures Manual.

        "SPECIFICATION" means the technical and functional specification of the Service Units which is specified in the Acquisition Agreement.



  3.    REPAIR & REPLACEMENT

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        Repair & Replacement is the service for the delivery of Replacement
        Units in exchange of Faulty Units, as further specified below.

  4.    DELIVERY OF REPLACEMENT UNITS

        SELLER shall after receipt of an order, from PURCHASER placed in accordance with the Procedures Manual, for each Replacement Unit category, deliver a Replacement Unit to the PURCHASER within the Lead Time stated in Appendix 1. Service Units are divided into two categories, category 1 and category 2 as stated in the Procedures Manual.

        Delivery terms for Replacement Units shall be in accordance with Appendix 1 hereto.

        Risk of loss and damage to the Faulty Unit and title thereto shall pass to SELLER when delivered in accordance with the delivery term stipulated in this Article 4.

        The accuracy for the Lead Time is 95% or more.

        If a Faulty Unit in the System suffers from Epidemic Failure, the agreed Lead Times does not apply. The Lead Time may in such case vary depending on SELLER's workshop capacity. In such case the maximum Lead Time shall not exceed six (6) months for either category of Service Units.

  5.    DELIVERY OF FAULTY UNITS

        Delivery terms for Faulty Units shall be in accordance with Appendix 1 hereto.

        Risk of loss and damage to the Faulty Unit and title thereto shall pass to SELLER when delivered in accordance with the delivery term stipulated in this Article 5.

        If a Faulty Unit, classified as category 2 is deemed by SELLER to be Beyond Repair, the PURCHASER shall within thirty (30) calendar days be informed thereof and the Faulty Unit shall be returned to PURCHASER at PURCHASER's risk and expense. In this case SELLER shall, if a Replacement Unit is available, offer PURCHASER such a unit at the same price as a spare part.

  6.    STATISTICAL INFORMATION

        SELLER undertakes to issue quarterly reports containing delivery performances and fault statistics regarding Service Units.

  7.    SERVICE REQUESTS AND PROCEDURES MANUAL

        In order for the SELLER to be able to provide the Repair & Replacement service, the PURCHASER must provide the SELLER with all available data and information when requesting the service.

                                                        System Services Contract

                                      (68)

        Repair & Replacement service requests by the PURCHASER shall be made in accordance with the Procedures Manual. An order by the PURCHASER which has not been made in accordance with the Procedures Manual will be rejected by the SELLER. In such a case the PURCHASER must reissue and resubmit a new order.

        The Procedures Manual states the procedures to be followed by the PURCHASER and the SELLER in the performance of this service. It shall be regarded as a part of the Contract, and is stated in Appendix 1 hereto.

        The Procedures Manual covers the following areas:

        o  Administrative procedures for ordering
        o  Contact list
        o  Address list
        o  List of Service Units

  8.    PURCHASER'S OBLIGATIONS

        In order for the SELLER to be able to provide the Repair & Replacement service to the PURCHASER, in addition to the General PURCHASER's Obligations stated in the Contract, the PURCHASER is obligated to:

        i) Undertake to treat Faulty Units as if they were functional units and according to SELLER's standards to prevent additional damage to the Faulty Units.

        ii) Undertake to follow the procedures mutually agreed upon in the Procedures Manual.

        iii) Not make any modification or attempt to repair Service Units without SELLER's written approval.

  9.    APPENDIX

        The variables for the Repair & Replacement service are specified in Appendix 1 hereto.




                                                        System Services Contract

                                      (69)

                                                                   APPENDIX 1 to
                                                                 Service Product
                                                                   Specification
                                                                        Repair &
                                                                     Replacement


        SPECIFICATION OF VARIABLES FOR REPAIR & REPLACEMENT



  1.    LEAD TIME

        Lead Time for Service Parts category 1: 30 calendar days.

        Lead Time for Service Parts category 2: 60 calendar days.

  2.    ORDERS RECEIVED

        For Service Units category 1, orders are considered received by SELLER when: Faulty Unit and correct documentation are in ERICSSON REPAIR CENTER's possession.

        For Service Parts category 2, orders are considered received by SELLER when: Faulty Unit and correct documentation are in ERICSSON REPAIR CENTER 's possession.

  3.    DELIVERY TERMS

        Each party shall bear the cost of shipping replacement and faulty units to the other party.

  4.    PROCEDURES MANUAL

        The Procedures Manual is created jointly by SELLER and PURCHASER.



                                                        System Services Contract

                                      (70)

                                    ANNEX 4a

PRICES FOR SW  MAINTENANCE

1.      SW MAINTENANCE FEE


-------------------------------------------------------------------------------------------------------
SERVICE                              CATEGORY                         PRICE
-------------------------------------------------------------------------------------------------------
SOFTWARE MAINTENANCE (BASIC)         BASIC (INCLUDES)

                                       1) Fault specification,
                                           Isolation,
                                           and solution
                                       2) Software Updates/Upgrades
                                       3) Emergency Support
                                       4) Telephone Consultation

PLATFORM FEE (BASED ON NUMBER OF
MSC/HLR)
1 MSC/HLR                                                             [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]
2-4 MSC/HLR                                                           [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]
greater than 5 MSC/VLR                                                [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]

SOFTWARE SUPPORT
MSC (Based on # of RBS connected to
MSC)
1-24 RBS                                                              [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]
25-50 RBS                                                             [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]
greater than 51 RBS                                                   [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]

HLR                                                                   [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]

MXE                                                                   [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]

AP                                                                    [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]

CDPD MDBS 882                                                         [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]
CDPD MDBS 884                                                         [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]

OPTIONAL FEATURES
MSC                                                                   [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]
OSS                                                                   [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]
WIN                                                                   [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CDPD Backbone                                                         [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]



                                                        System Services Contract

                                      (71)


SOFTWARE MAINTENANCE (ENHANCED)      OPTION 1 (INCLUDES)
                                       1) Consultation Service        [CONFIDENTIAL TREATMENT
                                          not included in BASIC       REQUESTED]
                                                                      Minimum: 12 hours on-site
                                                                      support
                                                                      Minimum: 1 hour telephone
                                                                      support

                                     OPTION 2 (INCLUDES)
                                       1) Emergency On-Site Support   [CONFIDENTIAL TREATMENT
                                                                      REQUESTED]
                                                                      Minimum: 12 hours on-site
                                                                      support
SOFTWARE MANAGEMENT
CONFIGURATION (ENHANCED)

Software Updates                                                      Per System Basis
Software Upgrades                                                     Per System Basis
-------------------------------------------------------------------------------------------------------

  2.    PRICE CALCULATION FOR ADDITIONAL NETWORK ELEMENTS

        The Additional Fee, for additional network elements added to the System, will be effective and charged from the adjacent month after acceptance. The charge is calculated for the rest of the year on a prorata basis for the remaining months.

  3.    PRICE REDUCTION DURING THE SOFTWARE WARRANTY PERIOD

        The Customer shall, during the Software warranty period under the Acquisition Agreement, pay no fee for the basic SW Maintenance Services.

  4.    PRICE ADJUSTMENT CLAUSE

        The prices stated above are subject to adjustment in accordance with the Acquisition Agreement.

  5.    INVOICING

        The charges will be invoiced on the date of Software warranty expiration under the Acquisition Agreement and thereafter monthly in advance during the terms of this Contract. Optional selections will be billed from the date of purchase.


                                                        System Services Contract

                                      (72)

                                                                        ANNEX 4a



        PRICES FOR HW MAINTENANCE

1.      HW MAINTENANCE FEE

-----------------------------------------------------------------------------------------------------
SERVICE                                        CATEGORY            PRICE
-----------------------------------------------------------------------------------------------------
HARDWARE MAINTENANCE (BASIC)                   BASIC (INCLUDES)
                                                1) Repair and
                                                   Replacement

RBS 882 Analog transceiver                                         [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]
RBS 882 Digital transceiver                                        [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]
RBS 882 Micro transceiver                                          [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]
RBS 882 Digital Micro transceiver                                  [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]
RBS 884 transceiver                                                [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]
RBS 884 Micro transceiver                                          [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]
RBS 884 Compact transceiver                                        [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]

MSC with 1 - 16 STCs (Small Node)                                  [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]
MSC with 17 - 34 STCs (Medium Node)                                [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]
MSC with more than 34 STCs (Large Node)                            [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]

HLR                                                                [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]

MXE                                                                [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]

CDPD MDBS 882                                                      [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]
CDPD MDBS 884                                                      [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]

Fixed Cellular MLT                                                 [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]
Fixed Cellular SLT 0-50,000 SLT                                    [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]
Fixed Cellular SLT                                                 [CONFIDENTIAL TREATMENT
                                                                   REQUESTED]

HARDWARE MAINTENANCE (ENHANCED)                OPTIONAL
Advanced Delivery Service                       1) Repair and      Per System Basis
                                                   Replacement
-----------------------------------------------------------------------------------------------------

                                                        System Services Contract

                                      (73)

  2.    HW MAINTENANCE FEE (OPTIONAL)

        OPTIONAL HW MAINTENANCE SERVICE INCLUDES:

        Repair and replacement, advanced delivery service. 2-Day Top 100 Critical Parts List

        Price for Repair and Replacement, Advanced Deliver Service is as follows:

        $TBD

  3.    PRICE CALCULATION FOR ADDITIONAL NETWORK ELEMENTS

        The Additional Fee, for additional network elements added to the System, will be effective and charged from the adjacent month after acceptance. The charge is calculated for the rest of the year on a prorate basis for the remaining months.

  4.    PRICE REDUCTION DURING THE HARDWARE WARRANTY PERIOD


        The purchaser shall, during the Hardware warranty period under the Acquisition agreement , pay no fee for the H/W Maintenance Services.

  5.    PRICE ADJUSTMENT CLAUSE

        The prices stated above are subject to adjustment in accordance with the Acquisition Agreement.

  6.    INVOICING

        The charges will be invoiced on the date of Hardware warranty expiration under the Acquisition Agreement and, thereafter, monthly in advance during the terms of this Contract.



                                                        System Services Contract

                                      (74)

                                                                    ATTACHMENT E
                                                     ACQUISITION AGREEMENT #9152


                                  DOCUMENTATION

                     CMS 8800 PRODUCT INFORMATION DEFINITION


INTRODUCTION

The CMS 8800 library is designed to be user-friendly so that relevant documents will be at hand when and where they are needed.

The library provides the information needed to operate, maintain, check and repair the system and its equipment in a proper and effective manner.

The contents and arrangement of the library are intended to show the correct servicing of the system. The documentation is divided into modules covering areas such as software, hardware etc. The documents are written for operators, technicians and engineers who are experienced with similar equipment. The documentation should be combined with Ericsson training courses that incorporate the appropriate theoretical and practical applications.

This library description gives a summary of the customer library covering the information needs for Ericsson's Cellular Mobile System CMS 8800.

Please note that the library is under development and changes in library structure, contents and distribution media may take place in order to include new functions and to make the library easier to use.

  13.   LIBRARY STRUCTURE

        The CMS 8800 system library is divided into five parts, Mobile Services Switching Center (MSC) Library, Home Location Register (HLR) Library, Radio Base Station (RBS) Library, Operation and Support (OSS) Library, and External Vendor Libraries. Each library contains different kinds of documents with varied information.

        The grouping of documents into libraries, each forming an information package, makes the library adaptable to the information requirements of different users in an operating company.




                                    --------
                                      CMS
                                    --------
               ---------- --------- --------- --------- ---------
                 Library   Library   Library   Library   Library
                   MSC       HLR       RBS      OSS       EXT
               ---------- --------- --------- --------- ---------

        To facilitate searching for information in paper-bound libraries, it is more efficient to have the documents divided and grouped into modules and submodules, which are electronically stored libraries. In this description, however, it is used as an easier way to explain the ideas behind the structure of the libraries. All types of modules are not normally included in each one of the libraries. Below is a list of modules existing today:

        Module         Designation
        B              Operation and Maintenance
        C              Office/Site Documents
        D              Descriptions for Functional Products
        F              Hardware Documents
        K              Power Supply Documents (Radio Base Station)

Modules and Submodules

        In paper-bound libraries, each module can be composed of one or more binders, depending on the amount and type of material covered by the particular module.

        Modules are composed of separate submodules related to specific topics. These submodules are listed numerically beginning with the module letter and 01.

        At the beginning of each of the submodules, there is an index or list detailing the subject matter covered. This index breaks down the submodule into particular units of information.

        The units of information contained in the submodules are in the form of numbered documents.

        Each module and the associated submodules deals with a specific type of information, such as Maintenance, Operations, and Engineering.

DISTRIBUTION MEDIA
    MSC and HLR AXE libraries

        AXE libraries are distributed electronically on two different platforms:

        DOCVIEW is the document viewing program which compacts the data sufficiently for use on a PC hard disk. The entire AXE Operations and Maintenance Library can be stored in 16 Mb. The DocView program works as a companion to FIOL, the interface with the AXE. DocView and FIOL are used simultaneously with a split screen. DocView is easy to learn and fast to use. It is generally delivered on a CD ROM, but is not used as a CD ROM product. DocView is intended to be a tool for the experienced, or trained, user.

        KRSWIN CD ROM is the document viewing program with a powerful searching engine. Using Boolean operands (and, or, not), the user may search for terms while combining terms. For example, "ETC and STR" will locate all documents where both these terms are found. KRSWin is a windows product and is intended for use by the novice operator, or a switch engineer who needs to perform research in great detail.

RBS library

        The 884 Users Guide are available on KRSWin CD ROM. The balance of the RBS information is distributed on paper.

OSS library

        The distribution media is paper.

External Vendors library

        The distribution media is paper.

AXE (MSC AND HLR) OPERATION AND MAINTENANCE MANUAL


        The Operation & Maintenance Manuals are sometimes called the Job Procedures Library. The AXE operators may be asked to perform tasks on the AXE prior to training courses, or in an alarm/emergency situation. The job procedure is a special document type which is an easy-to-use, step-by-step, task-oriented, detailed explanation of how to carry out a particular task. This information can be used in a way which enhances in-service-performance goals for the end-user. Fewer mistakes are made and tasks are completed efficiently the first time.

        The Operation and Maintenance Manual is available on KRSWin CD ROM. Thus, the reader can search for familiar terms to learn the tasks on his own.

        The job procedure is written on two competence levels. For the experienced technician who knows the command and is familiar with the procedure, a detailed flow chart is given. This flow chart gives guidance and serves as a memory-aid for the experienced worker. For the novice technician, the flow chart is a detailed description of what actions should be taken and how the AXE will react to the activity. Complete examples of syntax are provided. Warnings are also noted. This level of detail provides the inexperienced technician with the information to do any task as well or better than an experienced colleague.

        The information given is related to a specific AXE application system; i.e., the contents are adapted to the equipment included and functions for the system involved.

RADIO BASE STATION LIBRARY

        These instructions are intended for use by customers who will install and/or commission the base station. Included in this information is the Ericsson know-how regarding methods and procedures for installation and testing.

      884 Users Guide

        This modern work guide is intended for use by end-user customers of all competence levels. The typical radio technician would need this information only when the new product is delivered. It can be used to learn the new functions of the product and the new routines associated with it.

        The 884 Users Guide includes these sections:

           o INTRODUCTION: This section describes the scope of the contents of the information within.

           o SYSTEM DESCRIPTION: This section contains descriptions of the functional structure, the hardware architecture, and the hardware and software interfaces for the base station. The manual also contains a basic description of the CMS 8800.

           o INSTALLATION: This section details activities required to install and commission the radio. It is written in job procedure format.

           o TEST AND VERIFICATION: This section contains information describing the procedures for making an installation test and how to perform a start of operation of the base station. It contains lists of recommended test instruments, and test instructions for hardware and function testing. The manual is a tool for the commissioning staff.

           o OPERATION & MAINTENANCE: This section describes the procedures required for normal operation and maintenance of the base station. The manual contains information for the administrative routines, shipping and storage, repair orders, handling of spare parts, inspection, and operation. The manual also contains information covering checking or "fault-finding" and repair. The manual is job-oriented in the same manner as the work-flow.

           o TROUBLESHOOTING: This section is an aid in controlling and troubleshooting equipment on site using a Personal Computer or data terminal connected to the Input/Output Interface Magazine.

           o   GLOSSARY OF TERMS

           o   ACRONYMS AND ABBREVIATIONS

           o   SUPPORT INFORMATION

           o APPENDIX: This section includes hard-to-remember charts and tables, such as Fault Code Lists and Frequency Lists.

OSS - OPERATION AND SUPPORT SYSTEM - LIBRARY

        The documentation for the OSS system is delivered in a customer library. The library contains information describing the functions, administrative routines, error handling, operational instructions, installation instructions, software customization, acronyms, valid range of value, etc. The presentation media is both paper modules consisting of one or more binders, and on-line presentation. The on-line information may be cross-reference-linked to other product information such as AXE or TMOS information. On-line OSS information will be accessible using the Help function.

Introduction

        The main principle for compiling a customer library is simply that each library should contain the information needed to run the Operation and Support System at the site where it is to be placed.

Module A:  Introduction Manual

        The Introduction Manual contains a general description of the functions and the interfaces from the OSS to other systems. It also describes the other modules in the set and the procedure for trouble reporting.

     Module B: System Administration Manual

        The System Administration Manual contains information for system administration. It also contains instructions for software maintenance such as administrative routines, corrective maintenance procedure, error handling, advanced diagnostics, software reconfiguration, user interface customization, security and authority management, and license keys management. It describes recovery procedures for cases in which a link goes down, the OSS server fails, or the AXE begins a restart. The B module also describes the procedure to modify the system configuration, and to identify, correct and report failures and defects within the system.

     Module D: Reference Manual

        The Reference Manual provides an overview of the product which includes general system capacity and limitations.

     Module G: Installation Manual

        The Installation Manual contains all instructions required to install the OSS. It also describes the installation parameters, valid range of value, etc.

     Module H: Function Verification Manual (where applicable)

        The Function Verification Manual contains instructions to be used by novice operators.

     Module M: Programming Manual (where applicable)

        The Programming Manual contains information on the application interfaces needed for development or alteration of functions.

     Module N: Market Adaptations Manual (where applicable)

        The Market Adaptations Manual provides unique (site-specific) information specific to each customer's application systems.

     Module O: Operations Manual

        The Operations Manual contains illustrations of the windows and examples of OSS reports and how to analyze them.


PRODUCT INFORMATION THEORY AND PROCESSES
General Information

                This information mainly describes the AXE (MSC and HLR) documentation to show the principles, but the documentation for most of the other units included in CMS 8800 is structured and designed for use in a similar way.

Architecture

                The system has modular architecture with top down design and function modules on five levels. (See figure below.) Therefore, each function block as well as each function unit has its own product identity. Each is handled individually throughout the life cycle of the product. That is, not only are the function blocks and function units designed, engineered, documented, and installed separately, they can also be operated, maintained, and updated individually.

     Modularity

                Modularity regulates system organization, hardware design, software design, and applications.

                The entire system is a set of specified functions, realized at the lowest level as function units to the highest level, the total system.

                The figure below shows the AXE modular architecture.

    -----------------------------------------------------------------------
                                     System
                                    Product
                                     Level 1
                               -------------------
                                 System Products
                                    Level 2
                            --------------------------
                                   Sub system
                                     Level
                        ---------------------------------
                                 Function Block
                                     Level
                    ------------------------------------------
                                 Function Unit
                                     Level
               Software                                    Hardware
               ----------------------------------------------------

    -----------------------------------------------------------------------

    AXE Modular Architecture

                System A system is an organized collection of parts for a completely functioning product, such as a telephone system, a signaling system, or a cooling system.

                The AXE System Level refers to the entire AXE system and encompasses all subordinate modular levels. The APZ subsystem is responsible for controlling the telephony applications switch equipment. The APT subsystem is responsible for switching telephone calls in the AXE.

                EXAMPLE:
                AXE Telephone Exchange System (System Product Level 1) APZ Control System for AXE (System Product Level 2) APT Switching System for AXE (System Product Level 2)

     Subsystem

                A subsystem is a logically limited part of a system. The subsystem represents characteristics and well-defined main functions within the system.

                Both APZ and APT systems are divided into a number of subsystems. ANZ consists of subsystems supporting the control system; the ANT contains subsystems in support of telephony applications. Some subsystems contain only software, others contain both software and hardware.

                EXAMPLE:
                ANZ  Central processing unit
                ANT  Subscriber switching stage

     Function Block

                A function block is a logically limited part of a subsystem. It can be an independent product or a combination of hardware or software product(s) and functional unit(s).

                Each subsystem consists of individual Function Blocks. Each function block has an interface to all other function blocks, which is defined by discrete signals. Each function block is made up of software or hardware function units that define specific functions within individual function blocks.

                EXAMPLE:
                Data store
                Fault handling
                Input/Output device

     Function Unit

                A function unit is the smallest building block in the functional structure. Function units can be either hardware or software. The function units are used when a product in hardware or software must be divided into smaller functionally related parts.

      Magazines

                The hardware function unit of a function block usually contains several identical devices or circuits and some common equipment. These hardware devices are implemented on printed circuit boards. The boards are grouped together in board cages called magazines.
Product code/Product identity

                A product is identified by a unique product code and its designation. The product code indicates the system's association with the product, its location in the product hierarchy, its function, and its relationship with other products. The figure below shows a simplified product code in AXE.

                                        AXE
                                      Level 1
                                 -----------------
                                 APZ           APT
                                      Level 2
                             -------------------------
                             ANZ                   ANT
                                    Sub System
                         --------------------------------
                         CNZ                          CNT
                                   Function Block
                     ---------------------------------------
                     CAA         COA        ROF          BFD
                                   Function Unit
                  ---------------------------------------------

                Simplified Product Code in AXE

                System level 1 has the product code AXE. System level 2 has product codes APZ for the control and APT for the switching system. All subsystems in APZ have a product code ANZ (ANT is used for APT). All function blocks in ANZ have a product code CNZ (CNT is used for ANT).

                Software units and function units have product codes CAA and COA, respectively.

                        Magazines and printed boards have the product codes BFD and ROF, respectively.

Documentation Principles

                        The Ericsson document numbering system is built on a close relationship between the products and their associated documents. The system's hierarchy defines the products at different levels. From a documentation point of view, all products, from the top level (AXE, APT, APZ) to the bottom level (individual circuit board) are treated equally.

                        The numbering system classifies and groups the products and documents according to their use, system association, and content. Predefined basic numbers and classes are registered in a database, and new items can be registered as required. An individual identity number consists of letters and digits combined according to the rules of the numbering system.

                        An individual document number consists of two parts: a decimal class and a product number. These parts are made up of letters and digits, combined according to the rules of the document numbering system.

                        The decimal class indicates the information content of the document. A decimal class consists of four or five numbers. A prefix can be attached to decimal class to indicate a difference between individual documents, without changing the meaning of the decimal class.

                        A product number indicates the system level for which the document is written. A product number is made up of a combination of letters and numbers. The letters designate the system level, while the numbers identify the product.

                        A product is identified by a unique product number and its designation. The product number indicates the system association of the product, its location in the product hierarchy, its implementation (for example, software and hardware), and its relationship with other products.

                        Note that this is a description of Ericsson's document numbering system. That the document type is mentioned or described in this part of the library description does not imply that the document type is included in the CMS 8800 library.


Document Structure

                        The system hierarchy defines the products at different levels. All products from top level (AXE, APT, APZ ) to the bottom (individual circuit board) are treated equally from a documentation identification point of view.

                        For each product category, a document structure shows the documentation required for the different phases the product goes through, such as design and production. The below figure shows the document structure for one function block.

[GRAPHIC OMITTED]

Document Structure for a Function block

                        The document survey is an important document. All other documents belonging to a particular product are listed on the survey. (See next figure.)

                        Note: Only those documents required for normal everyday activities are supplied to the customer. The remainder are internal proprietary documents.

                        The volume of documentation is considerable for complex products. The amount of documentation that exists for a particular product is not apparent from the product code alone. The next figure shows all the information needed for the APT system products level.

                                [GRAPHIC OMITTED]

                                                                    ATTACHMENT F
                                                    ACQUISITION AGREEMENT # 9152


                                   TRITEL INC.

                          CMS 88 RESPONSIBILITY MATRIX

                                TABLE OF CONTENTS


        PLANNING....................................................................... 3
        200    Initial Planning & Design.
        210    Radio Network Design

        IMPLEMENTATION & TESTING OF
        RBS............................................................................ 5
        300    Base Station Site Search (site acquisition)
        310    Base Station Site Lease (site acquisition)
        320    RBS Engineering
        330    Base Station Site Civil Construction
        340    Installation of Outdoor RBS Equipment
        350    Installation of Indoor RBS Equipment
        360    RBS Network Element Test
        370    Engineering Antenna System

        IMPLEMENTATION & TESTING OF SWITCH (E.G. MSC, HLR).............................10
        400    Switch Engineering
        410    Data Transcript
        420    Civil Construction & Site Acquisition for Switch Site
        430    Switch Installation
        440    Switch Network Element Testing

        IMPLEMENTATION & TESTING OF NETWORK MANAGEMENT SYSTEMS (NMS)  (E.G. OSS, SMAS) &
        OTHER NETWORK ELEMENTS(E.G. MXE).........................14
        500    Engineering of Seller's NMS Network Elements (e.g. OSS, SMAS)
        510    Engineering of Seller's Other Network Elements (e.g. MXE)
        520    Pre-Testing of Seller's NMS Network Elements (e.g. OSS, SMAS)
        530    Installation of Seller's Other Network Elements (e.g. MXE)
        540    Installation of Seller's NMS Network Elements (e.g. OSS, SMAS)
        550    Testing  of Seller's Other Network Elements (e.g. MXE)

                                       88



        IMPLEMENTATION & TESTING OF
        TRANSMISSION...................................................................15
        600    Lease of Transmission & Data Communications Network
        610    Transmission Engineering
        620    Transmission Installation
        630    Transmission Testing
        640    Testing Data Communications Network

        INTEGRATION &
        ACCEPTANCE.....................................................................17
        700    Integration of Seller's MSC, HLR, Network Elements & PSTN
        710    Integration of Seller's NMS (e.g. OSS, SMAS) Network Elements
        720    Integration of Seller's Other (e.g. MXE) Network Elements
        730    Integration of Seller's RBS Network Elements
        740    System Demonstration (for Network Elements delivered by Seller)
        750    NMS Demonstration (for Network Elements delivered by Seller)
        760    Initial Tuning
        770    Commercial Acceptance
        780    RF Optimization
        790    Initial Configuration Acceptance

                                             KEY

        The Responsibility Matrix states different areas of activities within the project and clarifies the division of responsibility between Purchaser and Seller.

        X  =  Purchaser's responsibility

        B = Included in Seller`s Basic Package for Engineering, Installation and Testing

        O  =  Optional available from Seller at additional charge

        O1 =  Optional available from Seller at additional charge. Seller
              responsible for              everything
        except Zoning, commercial power and Telco.

        O2 = Optional available from Seller at additional charge. Seller responsible for Civil Construction only.




-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------

      PLANNING

-------------------------------------------------------------------------------------------------------------

200.  INITIAL PLANNING & DESIGN
-------------------------------------------------------------------------------------------------------------
   1. Prepare "Market Requirement Questionnaire":                                         ERICSSON PROVIDE
 .  -  Plan and estimate overall number of basestations                             B      TRITEL THE
 .  -  Grade of service                                                             B      DOCUMENT
 .  -  Transmission routing, signaling, numbering, charging                         B
 .  -  Services, operations, and maintenance plans                                  B      ERICSSON BRINGS
 .  -  External interfaces defined                                                  B      DT, ENG.,
 .  -  Prepare radio network requirements document (only if                         B      INSTALLATION
        Seller is providing RF Network plan)                                              AND JR INVITES
 .  -  Develop reports from requirements document                                   B      THE RESOURCES TO
 .  -  Obtain tools (software/hardware to create reports)                           B       KICKOFF

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
   2. Clarify requirements interrelated, if any, with other            X
      working networks.



                                       90

                                                                    PURCHASER    SELLER        REMARKS
   TASK                                                                R
-------------------------------------------------------------------------------------------------------------
   3. Answer Market Requirement Questionnaire  (data base).            X
-------------------------------------------------------------------------------------------------------------
   4. Review responses from Market Requirement Questionnaire.                      B
      Recommend changes, or approve.
-------------------------------------------------------------------------------------------------------------
   5. Seller to supply "Exchange Requirement" data forms to B
      Purchaser.
-------------------------------------------------------------------------------------------------------------
   6. Answer Exchange Requirement data forms.                          X
-------------------------------------------------------------------------------------------------------------
   7. Review responses from Exchange Requirement data forms.                       B
      Recommend changes, or approve.
-------------------------------------------------------------------------------------------------------------
   8. Plan and estimate the Network Element(s) required to             X
      meet market and exchange data criteria.
-------------------------------------------------------------------------------------------------------------
   9. Determine number of hours of reserve required for                X
      emergency power (battery backup) for switch.
-------------------------------------------------------------------------------------------------------------
   10.Design emergency power based on item 200.9. Seller to                        B
      supply design requirements to Purchaser.
-------------------------------------------------------------------------------------------------------------
   11.Define a minimum portion of the Initial Configuration            X           B
      for Initial Tuning
-------------------------------------------------------------------------------------------------------------

210.  RADIO NETWORK DESIGN
-------------------------------------------------------------------------------------------------------------
   1. Prepare forecast of demand for service and location of
      demand:                                                          X
 .  -  Outline desired area of coverage via maps or software            X
 .  -  Show demographic information of area to be covered               X
 .  -  Define coverage areas that are designated "urban",
        "suburban", and "rural"                                        X
 .  -  Designate estimated subscriber growth for coverage area          X           O
 .  -  Design RF cellplan to be used.
-------------------------------------------------------------------------------------------------------------
   2. Develop coverage objectives. Prepare coverage plan to
      meet objectives:
 .  -  Define building coverage penetration requirement for             X           O
        urban", "suburban", and "rural"
 .  -  State time restraints to provide coverage of above areas         X
        and outline yearly marketing requirements through year
        10.
-------------------------------------------------------------------------------------------------------------
   3. Prepare nominal cell plan using items 210.1 and 210.2.           X           O
-------------------------------------------------------------------------------------------------------------
   4. Provide search areas for cell sites as proposed by RF            X
      Engineering to site acquisition responsible.
-------------------------------------------------------------------------------------------------------------
   5. Perform feasibility study for and ranking of possible
      site(s):                                                         X
 .  -  Preliminary zoning review                                        X
 .  -  Preliminary site survey by RF Engineering                        X
 .  -  Preliminary site survey by construction company(s).
-------------------------------------------------------------------------------------------------------------
   6. Select best site. Purchaser to notify the acquisition            X           B      REVIEW ROOFTOPS
      team.
-------------------------------------------------------------------------------------------------------------


                                       91


-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   7. Identify, qualify and secure real estate for exchange            X
      and radio base station sites.
-------------------------------------------------------------------------------------------------------------
   8. Perform radio microwave analysis.  If necessary, clear           X
      frequency band. Inform Seller of available frequencies
      in relation to time schedule.
-------------------------------------------------------------------------------------------------------------
   9. Determine frequency plan based on results of item 210.8.         X
-------------------------------------------------------------------------------------------------------------
   10.Document and distribute radio base station dependent
      data. Identify the following cell site information:              X           O
 .  -  Number of voice channels                                         X           O
 .  -  Effective radiated power                                         X           O
 .  -  Antenna radiation center above ground level (AGL)                X           O
 .  -  Sector/omni antenna and orientations                             X           O
 .  -  Down-tilt angle (if used)                                        X           O
 .  -  Frequency plan                                                   X           O
 .  -  Frequency hopping sequence (if used)                             X           O
 .  -  Site name, site code and number                                  X           O
 .  -  Provide map coordinates of base stations                         X           O
 .  -  Create Cell Design Data (CDD) for each site
-------------------------------------------------------------------------------------------------------------
   11.Prepare FCC application of frequency use, adjacent               X
      channel use, and obtain coordination approval (see
      ITEM300.2).
-------------------------------------------------------------------------------------------------------------
   12.Review network data sheets against equipment                                 B
      capabilities (e.g. ERP not achievable). Negotiate and
      work-out discrepancies.
-------------------------------------------------------------------------------------------------------------
   13.Design and conduct cellplanning site survey e.g.:
 .  -  Position relative normal grid                                    X           O
 .  -  Space for antenna system including antenna separation            X           O
 .  -  Nearby obstacles                                                 X           O
 .  -  Service area                                                     X           O
 .  -  Measurements (if necessary) of path loss and time                X           O
      dispersion
-------------------------------------------------------------------------------------------------------------

 .  IMPLEMENTATION  & TESTING OF RBS

-------------------------------------------------------------------------------------------------------------

300.  BASE STATION SITE SEARCH (SITE ACQUISITION)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
   1. Provide to Purchaser site prerequisites specifications                       B
      (size, floor loading, ceiling height, etc.).
-------------------------------------------------------------------------------------------------------------
   2. Submit application to FCC and local authorities (see             X
      item 210.11).
-------------------------------------------------------------------------------------------------------------

                                       92


-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   3. Perform title search for selected sites and verify the           X
      site is available for lease.
-------------------------------------------------------------------------------------------------------------
   4. Identify microwave circuit(s) and other interfering              X
      objects that must be relocated.
-------------------------------------------------------------------------------------------------------------
   5. Provide information to Seller that a site is preliminary         X           B      ERICSSON REVIEW
      identified. Possible inspection will be  performed at                               WITH TRITEL FOR
      Seller's discretion                                                                 CAPABILITY
                                                                                          OF BEING BUILT
-------------------------------------------------------------------------------------------------------------

310.  BASE STATION SITE LEASE (SITE ACQUISITION)
-------------------------------------------------------------------------------------------------------------
   1. Perform negotiation with site owners.                            X
-------------------------------------------------------------------------------------------------------------
   2. Approve and conclude lease contract.                             X
-------------------------------------------------------------------------------------------------------------
   3. Complete site data file and provide to civil construction contractor:
   -  Preliminary site plan                                            X
   -  Final title search results                                       X
   -  Lease/purchase documents                                         X
   -  FCC permits submitted and received                               X
-------------------------------------------------------------------------------------------------------------
   4. Complete site data file and provide to civil construction contractor:
   -  RF Engineering data                                              X
   -  Building permits                                                 X
   -  An engineering firm soil test if required                        X
-------------------------------------------------------------------------------------------------------------

320.  RBS ENGINEERING
-------------------------------------------------------------------------------------------------------------
   1. Perform joint site survey to determine layout for site,          X           B
      including antenna system. Parties to agree on layout.
-------------------------------------------------------------------------------------------------------------
   2. Prepare site prerequisites specifications for site                           B
      search (see item 300.1), and for civil construction
      (see item 330.2)
-------------------------------------------------------------------------------------------------------------
   3. Prepare detailed installation design based on item 320.1.                    B
-------------------------------------------------------------------------------------------------------------
   4. Approve detailed installation design.                            X
-------------------------------------------------------------------------------------------------------------
   5. Prepare as built drawings after installation.                                B
-------------------------------------------------------------------------------------------------------------

330.  BASE STATION SITE CIVIL CONSTRUCTION
-------------------------------------------------------------------------------------------------------------
   1. Hire Architecture & Engineering (A/E) firm.                      X         O1 & O2
-------------------------------------------------------------------------------------------------------------
   2. Give Seller's requirements to A/E firm e.g.; size and                        B
      weight of Seller's equipment, environmental
      requirements, demarcation points to be located close to
      basestations.
-------------------------------------------------------------------------------------------------------------

                                       93

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   3. Obtain topographic survey of property (if tower/monopole         X        O1 & O2
      is to be constructed).
-------------------------------------------------------------------------------------------------------------
   4. A/E firm will prepare complete site drawings (A&E). Drawings to include but not limited to showing:
 .  -  Equipment  locations and details                                 X        O1 & O2
 .  -  Electrical panel location and details                            X        O1 & O2
 .  -  Telco demarcation point and details                              X        O1 & O2
 .  -  Antenna descriptions, locations and details                      X        O1 & O2
 .  -  Coax locations and details                                       X        O1 & O2
 .  -  Concrete support pads/steel platform structures and              X        O1 & O2
        details                                                        X
 .  -  Mounting devices (e.g.; threaded studs) if required for                   O1 & O2
        the Seller's equipment                                         X        O1 & O2
 .  -  Reinforcement of existing structures                             X        O1 & O2
 .  -  External alarms and details                                      X           B      Ericsson to
 .  -  Grounding system and details                                     X           B      provide grounding
 .  -  Lightning protection system and details                          X        O1 & O2   spec. and
         -     Warning lights on tower                                 X        O1 & O2   lightning
         -     Special color on tower                                  X        O1 & O2   protection
 .  -  Tower/monopole/coax bridge details (for tower/monopole           X
        sites, only)                                                   X        O1 & O2   REQUIREMENTS.
 .  -  Fences and details(for tower/monopole sites, only)               X        O1 & O2
 .  -  Access road and details (for tower/monopole sites, only)         X        O1 & O2
 .  -  Core drilling                                                    X        O1 & O2
 .  -  Fire protection system                                           X        O1 & O2
 .  -  Heating, ventilating, air conditioning systems                   X        O1 & O2
 .  -  Lighting systems
-------------------------------------------------------------------------------------------------------------
   5. Approve site drawings.                                           X        O1 & O2
-------------------------------------------------------------------------------------------------------------
   6. Provide copy of A&E drawings to Seller (or to Purchaser).        X        O1 & O2
-------------------------------------------------------------------------------------------------------------
   7. Acknowledge receipt of approved A&E Drawings.                                B
-------------------------------------------------------------------------------------------------------------
   8. Prepare and issue request for quotation for new tower or         X        O1 & O2
      monopole (if tower/monopole is to be constructed).
-------------------------------------------------------------------------------------------------------------
   9. Select vendor for new tower or monopole and place order          X        O1 & O2
      (if tower/monopole is to be constructed).
-------------------------------------------------------------------------------------------------------------
   10.Obtain soils report (if tower/monopole is to be                  X        O1 & O2
      constructed).
-------------------------------------------------------------------------------------------------------------
   11.Design foundation for tower or monopole (if                      X        O1 & O2
      tower/monopole is to be constructed).
-------------------------------------------------------------------------------------------------------------

                                       94


-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   12.Obtain structural analysis of existing tower or monopole         X        O1 & O2
      with new equipment added (for existing tower/monopole
      sites only).
-------------------------------------------------------------------------------------------------------------
   13.Order antenna support structure.                                 X        O1 & O2
-------------------------------------------------------------------------------------------------------------
   14.Issue A&E drawings to contractors for quotes.                    X        O1 & O2
-------------------------------------------------------------------------------------------------------------
   15.Select contractor(s)                                             X        O1 & O2
-------------------------------------------------------------------------------------------------------------
   16.Furnish antennas, feeders and jumpers.                           X        O1 & O2
-------------------------------------------------------------------------------------------------------------
   17.Provide warehouse for civil construction items (if               X        O1 & O2
      required)
-------------------------------------------------------------------------------------------------------------
   18.Obtain building permit.                                          X        O1 & O2
-------------------------------------------------------------------------------------------------------------
   19.Obtain zoning approval.                                          X
-------------------------------------------------------------------------------------------------------------
   20.Order commercial power.                                          X
-------------------------------------------------------------------------------------------------------------
   21.Order Telco.                                                     X
-------------------------------------------------------------------------------------------------------------
   22.Prepare construction schedule and list milestones such           X        O1 & O2
      as "joint site inspection" date and "site ready for
      installation" date to Seller
-------------------------------------------------------------------------------------------------------------
   23.Prepare and distribute implementation schedule for                           B
      Seller's "Installation and Testing".
-------------------------------------------------------------------------------------------------------------
   24.Construct site in accordance with approved A&E drawings          X        O1 & O2
      in item 330.4. Construct tower/monopole with foundations
      (for tower/monopole sites only).
-------------------------------------------------------------------------------------------------------------
   25.Provide security during construction.                            X        O1 & O2
-------------------------------------------------------------------------------------------------------------
   26.Provide Seller's (or Purchaser's) access to site during          X        O1 & O2
      construction.
-------------------------------------------------------------------------------------------------------------
   27.Supervise site construction.                                     X        O1 & O2
-------------------------------------------------------------------------------------------------------------
   28.For antenna systems:
 .  -  Perform Voltage Standing Wave Radio (VSWR ) and Time             X        O1 & O2
        Domain Reflectometer (TDR) test for all lines and
        antennas. Check feeders are connected to right
        antennas.
-------------------------------------------------------------------------------------------------------------
   29.Clean up site.                                                   X           B      WHO EVER MADE THE
                                                                                          MESS CLEANS IT UP
-------------------------------------------------------------------------------------------------------------
   30.Joint site inspection of  civil construction                     X           B
-------------------------------------------------------------------------------------------------------------
   31.Issue "Civil Site Acceptance Certificate".                      (X)          B
-------------------------------------------------------------------------------------------------------------
   32.Turn site over to Seller's installation team.                    X
-------------------------------------------------------------------------------------------------------------
   33.Provide "As Built" drawings.                                     X           B
-------------------------------------------------------------------------------------------------------------
   34.Issue "Site Civil Exceptions List".                              X        O1 & O2
-------------------------------------------------------------------------------------------------------------
   35.Resolve items on "Site Civil Exceptions List".                   X        O1 & O2


                                       95

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   36.Issue "Site Civil Exceptions List Certificate of               (X)           B
      Completion".
-------------------------------------------------------------------------------------------------------------

340.  INSTALLATION OF OUTDOOR RBS EQUIPMENT
-------------------------------------------------------------------------------------------------------------
   1. Provide telephone line or equivalent as back-up                              B
      (Cell Phones) communication link for technicians.
-------------------------------------------------------------------------------------------------------------
   2. Provide security during the installation phase (if              X
      necessary)
-------------------------------------------------------------------------------------------------------------
   3. Provide transportation from Seller's storage                                 B
      location/port/airport to site (coordinated by Seller).
-------------------------------------------------------------------------------------------------------------
   4. Provide crane or other necessary lifting equipment at                        B
      site (coordinated by Seller).
-------------------------------------------------------------------------------------------------------------
 4.1  PROVIDING CRANE FOR ROOFTOP INSTALLATIONS  PRICE TO BE          X            B
      NEGOTIATED WITH PURCHASER, COORDINATION BY SELLER AND
      PURCHASER
-------------------------------------------------------------------------------------------------------------
   5. Provide police escort and permits required to use crane B and possible block traffic.
-------------------------------------------------------------------------------------------------------------
   6. Install and connect the RBS equipment with POWER & T1 & B WAVE GUIDE (2
      PEOPLE AT SITE AND 1 PERSON AT MSC GENERALLY, DURATION 4 HOURS)
-------------------------------------------------------------------------------------------------------------
   7. During the implementation phase, provide and pay for            X            B      RESPONSIBLE PARTY
      repair to roads, lawns, roofs, etc., caused by possible                              PAYS FOR REPAIRS
      damage or wear by crane and/or other lifting equipment
      and trucks.
-------------------------------------------------------------------------------------------------------------
8.     Provide DETAIL report showing for which sites                               B
       "installation" is complete. PROVIDE COMPLETED PUNCH LIST,
-------------------------------------------------------------------------------------------------------------

350.  INSTALLATION OF INDOOR RBS EQUIPMENT
-------------------------------------------------------------------------------------------------------------
   1. Provide telephone line or equivalent as back-up                              B
      communication link for technicians.
-------------------------------------------------------------------------------------------------------------
   2. Provide security during the installation phase (if              X
      necessary)
-------------------------------------------------------------------------------------------------------------
   3. Provide transportation from Seller's storage                                 B
      location/port/airport to site (coordinated by Seller).
-------------------------------------------------------------------------------------------------------------
   4. Provide crane or other necessary lifting equipment at                        B       BUYER WILL BE
      site (coordinated by Seller).                                                         NOTIFIED OF
                                                                                          ADDITIONAL CHARGES
-------------------------------------------------------------------------------------------------------------
   5. Provide police escort and permits required to use crane                     B
      and possible block traffic.

                                       96


-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   6. Install and connect RBS cabinet.                                             B
-------------------------------------------------------------------------------------------------------------
   7. Connect AC power system, antenna system, and ground                          B
      system to the cabinet. Antenna jumpers to be labeled.
      AC power and ground system to be connected with pigtails.
 .  AC power and grounding pigtails to be provided by Purchaser.       X
-------------------------------------------------------------------------------------------------------------
   8. Install the transmission equipment (Demark to RBS)              X            B
-------------------------------------------------------------------------------------------------------------
   9. Connect the transmission facility to the transmission.                       B
-------------------------------------------------------------------------------------------------------------
   10.Connect alarms to External Alarm Control Unit (EACU).                        B
-------------------------------------------------------------------------------------------------------------
   11.During the implementation phase, provide and pay for            X            B      RESPONSIBLE PARTY
      repair to roads, lawns, roofs, etc., caused by possible                              PAYS FOR REPAIRS
      damage or wear by crane and/or other lifting equipment
      and trucks.
-------------------------------------------------------------------------------------------------------------
   12.Provide report showing for which sites "installation" is B complete.
-------------------------------------------------------------------------------------------------------------

360.  RBS NETWORK ELEMENT TEST
-------------------------------------------------------------------------------------------------------------
   1. Perform test setup.                                                          B
-------------------------------------------------------------------------------------------------------------
   2. Perform main power test.                                                     B
-------------------------------------------------------------------------------------------------------------
   3. Perform internal alarm test                                                  B
-------------------------------------------------------------------------------------------------------------
   4. Perform external alarm test.                                                 B
-------------------------------------------------------------------------------------------------------------
   5. Perform battery backup test (if provided by Seller)                          B
-------------------------------------------------------------------------------------------------------------
   6. Load RBS software (unless already loaded from factory).                      B
-------------------------------------------------------------------------------------------------------------
   7. Provide test results from factory/warehouse                                  B
-------------------------------------------------------------------------------------------------------------
   8. Perform test calls, 1 call per TRM, DTRM,and/or TRX.                         B
-------------------------------------------------------------------------------------------------------------
   9. Perform site specific inventory and status report of                         B
      inventory result.
-------------------------------------------------------------------------------------------------------------
   10.After above tests are satisfactorily completed, inform                       B
      Purchaser the network element is ready for acceptance
-------------------------------------------------------------------------------------------------------------
   11.Issue "Network Element Acceptance Certificate".                 X
-------------------------------------------------------------------------------------------------------------
   12.Provide report showing which sites are ready for RBS                         B
      integration testing.
-------------------------------------------------------------------------------------------------------------
   13.Issue "Exceptions List Report" (ELR).                                        B
-------------------------------------------------------------------------------------------------------------
   14.Resolve items on ELR.                                                        B
-------------------------------------------------------------------------------------------------------------
   15.Issue "Exceptions List Resolution Certificate".                 X
-------------------------------------------------------------------------------------------------------------

370.  ENGINEERING ANTENNA SYSTEM
-------------------------------------------------------------------------------------------------------------
   1.   Specify number of voice channels required at site over        X            O
        a specified planning period
-------------------------------------------------------------------------------------------------------------

                                       97

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   2. Specify omni/sector and angle, effective radiated               X            O
      power, and required height above ground.  Specify
      maximum transmission line loss that is acceptable.
      Specify down-tilt angle (if used).  Specify minimum
      vertical angle.  Supply building drawing to Vendor.
-------------------------------------------------------------------------------------------------------------
   3. Specify location of equipment or RBS location in                X            O
      relation to antenna location.
-------------------------------------------------------------------------------------------------------------
   4. Calculate number of TRM, DTRM,and/or TRX units                  X            O
      required over planning period.  Consider signaling and
      control requirements.
-------------------------------------------------------------------------------------------------------------
   5.   Based upon items 370.1 - 370.4 specify number  and            X            O
      type of antennas required and general transmission line
      requirements.
-------------------------------------------------------------------------------------------------------------
   6. Review job for special requirements, e.g. fireproof             X            O
      cables in elevator shafts, etc.
-------------------------------------------------------------------------------------------------------------
   7. Visit site and prepare final specifications for                 X            O
      antennas and transmission lines. Select vendor(s).
-------------------------------------------------------------------------------------------------------------
  8.  Prepare drawings and instructions to riggers or                 X
      installers (as per section 330, civil contractor will
      install antenna system).
-------------------------------------------------------------------------------------------------------------


 .  IMPLEMENTATION & TESTING OF SWITCH (E.G. MSC, HLR)

-------------------------------------------------------------------------------------------------------------

400   SWITCH ENGINEERING
-------------------------------------------------------------------------------------------------------------
   1. Dimension switching system. PROVIDE GROUNDING                                B
        REQUIREMENTS
-------------------------------------------------------------------------------------------------------------
   2. Project Manager creates a project file in ordering  system.                  B
-------------------------------------------------------------------------------------------------------------


                                       98

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   3. Floor plan engineering:                                                               ERICSSON WILL
 .  -  Site visit by Plant Engineer.                                                B          DETERMINE
 .  -  Assist Purchaser in selecting best building available.          X            B       SPECIFIC ISSUES
   .  -      When building is selected, provide input for             X            B             AND
   determining floorplan layout.                                                          INCLUDE TRANSPORT
                                                                                   B         & EQUIPMENT
 .  -  Provide floorplan layout.                                       X            B        LAYOUT DETAILS
 .  -  Determine site specific issues that will impact Plant                                  (FOR DETAILS
        Engineering effort, according to a site survey check          X            B       WHICH HAVE BEEN
        list.                                                                                PROVIDED BY
 .  -  Approve floorplan.                                                                       TRITEL)
-------------------------------------------------------------------------------------------------------------
   4.   Specify engineering package for mechanics (such as floor                   B
        dependent items (FDI)).
-------------------------------------------------------------------------------------------------------------
   5. Production of C modules C01 and C02 documents, which                         B
      contain allocation documentation, cabling tables, and
      address and strapping information.
-------------------------------------------------------------------------------------------------------------
   6. The C modules are delivered to the installation crews.                       B
-------------------------------------------------------------------------------------------------------------
   7. "AS built" drawings are returned to Plant Engineering                        B
      for updating customer documentation.
-------------------------------------------------------------------------------------------------------------
   8. Provides finalized C modules to Purchaser as part of B exchange library.
-------------------------------------------------------------------------------------------------------------

410.  DATA TRANSCRIPT
-------------------------------------------------------------------------------------------------------------
   1. Exchange requirement document:
 .  -  Purchaser completes the exchange requirement forms and          X
        returns them to Seller for review and recommended
        changes.                                                                   B
 .  -  Review exchange requirement forms.  At the discretion of
        Seller, a site visit may be required to work out
        details in clarifying the Exchange Requirements
        Document.
-------------------------------------------------------------------------------------------------------------
   2. Purchaser to provide cassette tape with professionally          X
      recorded messages (if not using Ericsson standard messages)
-------------------------------------------------------------------------------------------------------------
   3. Hardware allocation of switch network elements.                              B
      Detailed dimensioning provided by switch engineering (see section 400).
-------------------------------------------------------------------------------------------------------------
   4. Output of Data Transcript (DT) files:
 .  -  Call routing, end of selection, call treatments, size                        B
        alterations, etc.


                                       99

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   5. DT is delivered to network element testing department                        B for incorporation
      into the switch load.
-------------------------------------------------------------------------------------------------------------

420.  CIVIL CONSTRUCTION & SITE ACQUISITION FOR SWITCH SITE
-------------------------------------------------------------------------------------------------------------
   1. Hire Architecture & Engineering (A/E) firm.                     X         O1 & O2
-------------------------------------------------------------------------------------------------------------
   2. Provide Purchaser with MSC building fundamental                                     OVERHEAD CABLING
      information:                                                                 B       WILL WORK WITH
 .  -  Switch floor plan layout and dimensions including power                      B        NEW EQUIPMENT.
        and battery                                                                B            UNDER
 .  -  Switch power consumption                                                     B       FLOOR PREFERED.
 .  -  Data to determine overhead or under floor cabling                            B       TRITEL WILL NEED
        preference                                                    X            B      BTU REQUIREMETNS.
 .  -  Equipment weight to determine floor loading of potential buildings
 .  -  Air Conditioning requirements
 .  -  Demarcation points to be located close to Purchaser's equipment
-------------------------------------------------------------------------------------------------------------
   3.   Select building that meets requirements in item 420.2.        X
-------------------------------------------------------------------------------------------------------------
   4. Negotiate with building owners and sign finalized X lease agreement.
-------------------------------------------------------------------------------------------------------------
   5. A/E firm will prepare complete site drawings.  Drawings
      to include, but not limited to showing:                         X         O1 & O2
 .  -  Equipment  locations and details                                X         O1 & O2
 .  -  Electrical panel location and details                           X         O1 & O2
 .  -  Telco demarcation point and details                             X         O1 & O2
 .  -  Coax locations and details                                      X         O1 & O2
 .  -  Concrete support pads/steel platform structures and                          B
        details. If necessary: any mounting devices e.g.;
        threaded studs required for the Seller's equipment            X         O1 & O2
 .  -  Reinforcement of existing structures                            X         O1 & O2
 .  -  External alarms and details                                     X            B
 .  -  Grounding system and details (ERICSSON WILL PROVIDE             X
        GROUNDING REQUIREMENTS, SPECIFICATIONS AND GUIDELINES)        X            B
 .  -  Lightning protection system and details                         X         O1 & O2
 .  -  Core drilling                                                   X         O1 & O2
 .  -  Fire protection system                                          X         O1 & O2
 .  -  Heating, ventilating, air conditioning systems                            O1 & O2
 .  -  Lighting systems
-------------------------------------------------------------------------------------------------------------
   6. Approve site drawings. X O1 & O2
-------------------------------------------------------------------------------------------------------------


                                      100

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   7. Provide copy of A&E drawings to Seller (or to Purchaser).       X         O1 & O2
-------------------------------------------------------------------------------------------------------------
   8. Acknowledge receipt of approved A&E drawings.                                B
-------------------------------------------------------------------------------------------------------------
   9. Issue A&E drawings to contractors for quotes. X O1 & O2
-------------------------------------------------------------------------------------------------------------
   10.Select contractor(s)                                            X         O1 & O2
-------------------------------------------------------------------------------------------------------------
   11.Provide warehouse for civil construction items                  X         O1 & O2
-------------------------------------------------------------------------------------------------------------
   12.Obtain building permit.                                         X         O1 & O2
-------------------------------------------------------------------------------------------------------------
   13.Obtain zoning approval.                                         X
-------------------------------------------------------------------------------------------------------------
   14.Order commercial power.                                         X
-------------------------------------------------------------------------------------------------------------
   15.Order Telco.                                                    X
-------------------------------------------------------------------------------------------------------------
   16.Prepare construction schedule and list milestones such          X         O1 & O2
      as "joint site inspection" date and "site ready for
      installation" date to Seller
-------------------------------------------------------------------------------------------------------------
   17.Prepare and distribute implementation schedule for B Seller's
      "installation and testing".
-------------------------------------------------------------------------------------------------------------
   18.Construct site in accordance with approved A&E drawings         X         O1 & O2
      in item 420.5.
-------------------------------------------------------------------------------------------------------------
   19.Provide security during construction.                           X         O1 & O2
-------------------------------------------------------------------------------------------------------------
   20.Provide Seller's (or Purchaser's) access to site during X O1 & O2 construction.
-------------------------------------------------------------------------------------------------------------
   21.Supervise site construction.                                    X         O1 & O2
-------------------------------------------------------------------------------------------------------------
   22.Test systems.                                                   X         O1 & O2
-------------------------------------------------------------------------------------------------------------
   23.Clean up site. It is essential that site is dustfree.           X         O1 & O2
-------------------------------------------------------------------------------------------------------------
   24.Joint site inspection of Purchaser's civil construction.        X            B
-------------------------------------------------------------------------------------------------------------
   25.Issue Civil Site Acceptance Certificate.                       (X)           B
-------------------------------------------------------------------------------------------------------------
   26.Turn site over to Seller's installation team.                   X
-------------------------------------------------------------------------------------------------------------
   27.Issue "Site Civil Exceptions List".                             X         O1 & O2
-------------------------------------------------------------------------------------------------------------
   28.Resolve items on "Site Civil Exceptions List".                  X         O1 & O2
-------------------------------------------------------------------------------------------------------------
   29.Issue Certificate for completion of "Site Civil (X) B Exceptions List".
-------------------------------------------------------------------------------------------------------------

430.  SWITCH INSTALLATION
-------------------------------------------------------------------------------------------------------------
0.  Provide Switch Schedule                                           X
-------------------------------------------------------------------------------------------------------------
   1. Provide telephone line or equivalent as back-up                              B
      communication link for technicians.
-------------------------------------------------------------------------------------------------------------
   2. Provide security during the installation phase (if              X            B
      necessary)
-------------------------------------------------------------------------------------------------------------
   3. Provide transportation from Seller's storage                                 B
      location/airport to site (coordinated by Seller).


                                      101

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   4. Provide crane or other necessary lifting equipment at                        B
      site (coordinated by Seller).
-------------------------------------------------------------------------------------------------------------
   5. Provide police escort and permits required to use crane                      B
      and possible block traffic.
-------------------------------------------------------------------------------------------------------------
   6.   Install switch according to C-module.                                      B
-------------------------------------------------------------------------------------------------------------
   7. Install DC power plant including batteries per K-module.                     B
-------------------------------------------------------------------------------------------------------------
   8. Connect AC power system, transmission system and ground B system.
-------------------------------------------------------------------------------------------------------------
   9. During the implementation phase, provide and pay for            X            B      Party responsible
      repair to roads, lawns, roofs, etc., caused by possible                              for damage pays
      damage or wear by crane and/or other lifting equipment
      and trucks.
-------------------------------------------------------------------------------------------------------------

440.  SWITCH NETWORK ELEMENT TESTING
-------------------------------------------------------------------------------------------------------------
   1. Provide access to building and worksites for Seller's           X
      designated testing staff.
-------------------------------------------------------------------------------------------------------------
   2. Prepare a checklist of what has been installed and                           B
      what is left to be installed.  ("C module" Check List,
      and Material Discrepancy Report).
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
   3. Software:
 .  -  Deliver software.                                                            B
 .  -  Load software.                                                               B
 .  -  Perform tests according to H-module.                                         B
-------------------------------------------------------------------------------------------------------------
   4. Hand over access to accepted transmission system(s).            X
-------------------------------------------------------------------------------------------------------------
   5. Inform Purchaser "Network Element Ready for Acceptance"                      B
      after above tests are satisfactorily completed.
-------------------------------------------------------------------------------------------------------------
   6. Issue "Network Element Acceptance Certificate".                 X
-------------------------------------------------------------------------------------------------------------
   7. Issue "Exceptions List Report" (ELR).                                        B
-------------------------------------------------------------------------------------------------------------
   8. Resolve items on ELR.                                                        B
-------------------------------------------------------------------------------------------------------------
   9. Issue "Exceptions List Resolution Certificate".                 X
-------------------------------------------------------------------------------------------------------------

 .  IMPLEMENTATION & TESTING OF NETWORK MANAGEMENT SYSTEMS
      (NMS) (E.G. OSS, SMAS) & OTHER NETWORK ELEMENTS (E.G.
      MXE)
-------------------------------------------------------------------------------------------------------------

500.  ENGINEERING OF SELLER'S NMS NETWORK ELEMENTS (E.G. OSS,
      SMAS)
-------------------------------------------------------------------------------------------------------------


                                      102

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   1. If NMS purchased, design and order Network Elements.                         B
-------------------------------------------------------------------------------------------------------------

510.  ENGINEERING OF SELLER'S OTHER NETWORK ELEMENTS (E.G. MXE)
-------------------------------------------------------------------------------------------------------------
   1. If other network element is purchased, design and order                      B
      network element.
-------------------------------------------------------------------------------------------------------------

520.  PRE-TESTING OF SELLER'S NMS NETWORK ELEMENTS (E.G. OSS,
      SMAS)
-------------------------------------------------------------------------------------------------------------
   1. If NMS purchased, supply hardware (NMS server).                              B
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
   2. Supply workstations to the respective sites.                    X            O
-------------------------------------------------------------------------------------------------------------
   3. If NMS purchased, configure NMS server hardware.                             B
-------------------------------------------------------------------------------------------------------------
   4. If NMS purchased, install NMS platform on server driver.                     B
-------------------------------------------------------------------------------------------------------------
   5. If NMS purchased, install NMS application on server                          B
      hardware.
-------------------------------------------------------------------------------------------------------------
   6. If NMS purchased, pretest NMS system at Seller's                             B
      location.
-------------------------------------------------------------------------------------------------------------
   7. Configure workstations.                                         X            B
-------------------------------------------------------------------------------------------------------------
   8. If NMS purchased, inform Purchaser "Network Element                          B
      Ready for Acceptance" after above tests are satisfactory
      completed.
-------------------------------------------------------------------------------------------------------------
   9. If NMS purchased, issue "Network Element Acceptance             X
      Certificate".
-------------------------------------------------------------------------------------------------------------
   10. If NMS purchased, issue "Exceptions List Report" (ELR).                     B
-------------------------------------------------------------------------------------------------------------
   11. If NMS purchased, resolve items on ELR.                                     B
-------------------------------------------------------------------------------------------------------------
   12.Issue "Exceptions List Resolution Certificate".                 X
-------------------------------------------------------------------------------------------------------------

530.  INSTALLATION OF SELLER'S OTHER NETWORK ELEMENTS (E.G. MXE)
-------------------------------------------------------------------------------------------------------------
   1. If other network element purchased, provide                                  B
      transportation from Seller's storage location/airport to
      site (coordinated by Seller).
-------------------------------------------------------------------------------------------------------------
   2. If other network element purchased, install system on B sites.
-------------------------------------------------------------------------------------------------------------

540.  INSTALLATION OF SELLER'S NMS NETWORK ELEMENTS (E.G. OSS,
      SMAS)
-------------------------------------------------------------------------------------------------------------


                                      103

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   1. If NMS purchased, provide transportation from Seller's                       B
      storage location in Dallas to site.
-------------------------------------------------------------------------------------------------------------
   2. If NMS purchased, provide access to building and                X
      worksite for Seller's designated installation staff.
-------------------------------------------------------------------------------------------------------------
   3. If NMS purchased, install systems on sites.                                  B
-------------------------------------------------------------------------------------------------------------

550.  TESTING OF SELLER'S OTHER NETWORK ELEMENTS (E.G. MXE)
-------------------------------------------------------------------------------------------------------------
   1. If other network element purchased, install software.                        B
-------------------------------------------------------------------------------------------------------------
   2. If other network element purchased, configure system.                        B
-------------------------------------------------------------------------------------------------------------
   3. If other network element purchased, test system.                             B
-------------------------------------------------------------------------------------------------------------

 .  IMPLEMENTATION & TESTING OF TRANSMISSION

-------------------------------------------------------------------------------------------------------------

600.  LEASE OF TRANSMISSION & DATA COMMUNICATIONS NETWORK
-------------------------------------------------------------------------------------------------------------
   1. Supply appropriate transmission leased lines facilities.        X
-------------------------------------------------------------------------------------------------------------
   2. Provide data communication network between applicable           X
      Network Elements e.g.; AXE, NMS, and other "Switching"
      elements.
-------------------------------------------------------------------------------------------------------------
   3. Provide local/wide area network for communication               X
      between workstations and applicable Network Elements.
-------------------------------------------------------------------------------------------------------------

610.  TRANSMISSION ENGINEERING
-------------------------------------------------------------------------------------------------------------
   1. Perform transmission system analysis.                           X            O
-------------------------------------------------------------------------------------------------------------
   2. Specification of transmission module for RBS grooming.          X            O
-------------------------------------------------------------------------------------------------------------
   3. Supply transmission interface requirements for network                       B
      elements supplied by Seller (i.e. DS3, DS1, fiber and
      others).
-------------------------------------------------------------------------------------------------------------
   4. Specify requirements for all transmission equipment           X            O
      indicating suggested vendors (i.e. Tellab MUX, ATT
      channel banks, ADC, CSU).
-------------------------------------------------------------------------------------------------------------
   5. Order appropriate transmission circuits and equipment.        X            O
-------------------------------------------------------------------------------------------------------------


                                      104

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   6. Engineer installation specifications for the following: . DXU:
 .  - From DXU to DSX-1 panel, or point of interface - Seller          X            O
        will supply cable.
 .  T1:
 .  -  From DSX to the NIU (Network Interface Unit) - Purchaser        X            B
        will provide cable.
 .  -  All                                                                          B
 .  SS7:
   ---
 .  -  From AXE S7ST position to NIU - Seller will provide                          B
        cable.(NEED TO KNOW 56K OR 64K
 .  Timing:                                                                         B
   ------
 .  -  From AXE position to clock distribution panel - Seller will provide cable, GPS or Clock and distribution
        panel.                                                                     B
 .  MBLT, BT-4, S7BTC:
 .  -  From switch to DSX-1 is done by Seller.  Seller will                         B
        provide termination assignments to Purchaser.                 X
 .  -  All transmission equipment and guidelines on how to
        install the equipment.
-------------------------------------------------------------------------------------------------------------
   7. Supply report to Seller with connectivity details of any        X
      equipment to be connected to Seller's equipment..
-------------------------------------------------------------------------------------------------------------
   8. Supply report to Seller with trunk and slot assignments.        X
-------------------------------------------------------------------------------------------------------------
   9. Obtain telecom requirements for circuit termination.            X
      Copy same to Seller including need for hardware mounting
      space and/or circuit wiring requirements.
-------------------------------------------------------------------------------------------------------------
   10.Define all demarcation points between transmission              X            O
      sub-systems including those by carrier provider(s).
-------------------------------------------------------------------------------------------------------------
   11.Furnish transmission rack(s) at demarcation points in           X            O
      item 610.10.
-------------------------------------------------------------------------------------------------------------
   12.Furnish equipment room/space for transmission including         X
      carrier-provider line connections.  Copy layout to
      Seller.
-------------------------------------------------------------------------------------------------------------
   13.Design floor and equipment layout for carrier-provider          X            O
      line connections.
-------------------------------------------------------------------------------------------------------------
   14.Perform network studies including:
 .  -  Border analysis.                                                             O
-------------------------------------------------------------------------------------------------------------
   15.Perform transport access engineering.                           X            O
-------------------------------------------------------------------------------------------------------------

620.  TRANSMISSION INSTALLATION
-------------------------------------------------------------------------------------------------------------
   1. Install transmission equipment specified in section 610.        X            O
-------------------------------------------------------------------------------------------------------------

                                      105

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   2. Furnish power to incorporate battery and A/C and D/C            X            O
      power connection to equipment requirements for leased line.
      Purchaser will provide a main integrated ground bar for all transmission equipment. In addition, Purchaser (or Seller if contracted for transmission) will provide cables and hardware to connect power and ground from demarcation points (see
      article 610.10).
-------------------------------------------------------------------------------------------------------------
   3. As a part of transmission design, furnish and install           X            O
      cables, connectors, blocks and protectors (if required)
      from network equipment to carrier-provider demarcation
      points.
-------------------------------------------------------------------------------------------------------------

630.  TRANSMISSION TESTING
-------------------------------------------------------------------------------------------------------------

   1. Perform transmission testing of each subsystems installed in section 620. Testing shall include:
 .  -  Error bit rate                                                  X            O
 .  -  Jitter & wander                                                 X            O
 .  -  Synchronization                                                 X            O
 .  -  Compliance to manufacturers specifications                      X            O
-------------------------------------------------------------------------------------------------------------
   2. Perform transmission testing of the total combination of transmission subsystems / leased lines per each connection between network elements and / or PSTN. Testing shall
      include:
 .  -  Error bit rate                                                  X            O
 .  -  Jitter & wander                                                 X            O
 .  -  Synchronization                                                 X            O
-------------------------------------------------------------------------------------------------------------
   3. Perform testing of:
 .  -  Echo cancellers                                                              B
 .  -  SS7 equipment                                                   X            B
-------------------------------------------------------------------------------------------------------------

640.  TESTING DATA COMMUNICATIONS NETWORK
-------------------------------------------------------------------------------------------------------------
   1. Perform transmission testing of each leased subsystem.
      Testing shall include:
 .  -  Error bit rate                                                  X
 .  -  Jitter & wander                                                 X
 .  -  Synchronization                                                 X
-------------------------------------------------------------------------------------------------------------

                                      106

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   2. Perform transmission testing of the total combination of all leased subsystems per each connection between Network
      Elements. Testing shall include:
 .  -  Error bit rate                                                  X            B
 .  -  Jitter & wander                                                 X            B
 .  -  Synchronization                                                 X            B
-------------------------------------------------------------------------------------------------------------

   INTEGRATION & ACCEPTANCE

-------------------------------------------------------------------------------------------------------------

700. INTEGRATION OF SELLER'S MSC, HLR, NETWORK ELEMENTS & PSTN
-------------------------------------------------------------------------------------------------------------
   1. Integration/testing to be performed according to the                         B
      "H" module for switch. Other Network Elements provided
      by Seller (e.g.; MXE) to be integrated/tested and
      functionality demonstrated according to manuals for
      these products.
-------------------------------------------------------------------------------------------------------------
   2. Inform Purchaser: "Network Element Integration Ready                         B
      for Acceptance" after above tests are satisfactory
      completed.
-------------------------------------------------------------------------------------------------------------
   3. Issue Certificate for Network Element Integration               X
      Acceptance
-------------------------------------------------------------------------------------------------------------
   4. Issue: "Exceptions List Report" (ELR).                                       B
-------------------------------------------------------------------------------------------------------------
   5. Resolve items on ELR.                                                        B
-------------------------------------------------------------------------------------------------------------
   6. Issue "Exceptions List Resolution Certificate".                 X
-------------------------------------------------------------------------------------------------------------

710.  INTEGRATION OF SELLER'S NMS (E.G. OSS, SMAS) NETWORK
      ELEMENTS
-------------------------------------------------------------------------------------------------------------
   1. If NMS purchased, establish communication between NMS                        B
      and applicable Network Elements after successful
      completion of tests in section 640.
-------------------------------------------------------------------------------------------------------------
   2. If NMS purchased, configure Network Elements for file                        B
      transfer to NMS Network Elements.
-------------------------------------------------------------------------------------------------------------
   3. If NMS purchased, configure Network Elements for alarm                       B
      routing.
-------------------------------------------------------------------------------------------------------------
   4. If NMS purchased, provide maps for NMS applications.            X            O
-------------------------------------------------------------------------------------------------------------
   5. If NMS purchased, establish communications between NMS          X
      server and workstations.
-------------------------------------------------------------------------------------------------------------
   6. If NMS purchased, inform Purchaser: "Network Element                         B
      Integration Ready for Acceptance" after above tests are
      satisfactory completed.
-------------------------------------------------------------------------------------------------------------

                                      107

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   7. If NMS purchased, issue Certificate for Network Element         X
      Integration Acceptance
-------------------------------------------------------------------------------------------------------------
   8. If NMS purchased, issue: "Exceptions List Report" (ELR).                     B
-------------------------------------------------------------------------------------------------------------
   9. If purchased, resolve items on ELR.                                          B
-------------------------------------------------------------------------------------------------------------
   10.If purchased, issue "Exceptions List Resolution                 X
      Certificate".
-------------------------------------------------------------------------------------------------------------

720.  INTEGRATION OF SELLER'S OTHER (E.G. MXE) NETWORK ELEMENTS
-------------------------------------------------------------------------------------------------------------
   1. If other network element purchased, establish                                B
      communication between other network element and
      applicable network elements after successful completion
      of tests in section 640.
-------------------------------------------------------------------------------------------------------------
   2. If other network element purchased, configure network                        B
      elements for file transfer to other network elements.
-------------------------------------------------------------------------------------------------------------
   3. If other network element purchased, configure network                        B
      elements for alarm routing.
-------------------------------------------------------------------------------------------------------------
   4. If other network element purchased, inform Purchaser:                        B
      "Network Element Integration Ready for Acceptance" after
      above tests are satisfactory completed.
-------------------------------------------------------------------------------------------------------------
   5. If other network element purchased, issue Certificate           X
      for Network Element Integration Acceptance
-------------------------------------------------------------------------------------------------------------
   6. If other network element purchased, issue: "Exceptions
      B List Report" (ELR).
-------------------------------------------------------------------------------------------------------------
   7. If other network element purchased, resolve items on ELR.                    B
-------------------------------------------------------------------------------------------------------------
   8. If other network element purchased, issue "Exceptions X List Resolution
      Certificate".
-------------------------------------------------------------------------------------------------------------

730.  INTEGRATION OF SELLER'S RBS NETWORK ELEMENTS
-------------------------------------------------------------------------------------------------------------
   1. Connect the RBS to the MSC.                                                  B
-------------------------------------------------------------------------------------------------------------
   2. Load frequency and other parameters into MSC prior to                        B
      Network Element acceptance.
-------------------------------------------------------------------------------------------------------------
   3. Load frequency and other parameters into MSC after                           B
      Network Element acceptance.
-------------------------------------------------------------------------------------------------------------

                                      108

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   4. Perform and document that the following steps are completed
      (see section 360):
 .  -  Visual installation check of cabinet, AC mains, and                          B
        antennas                                                                   B
 .  -  Power test including: AC mains, each PSU, battery
        backup, power com loop                                                     B
 .  -  Cabinet fans are operational (see section 360)                               B
 .  -  External alarms are programmed and functional                                B
 .  -  Cell configuration matches channel allocation document                       B
 .  -  Channel number of TRM, DTRM,and/or TRX matches channel
        allocation document                                                        B
 .  -  MS call can be made on each time slot of each TRM,
        DTRM,and/or TRX, and note call voice quality                               B
 .  -  MS call on each sector and with each neighbor with the following pertinent combinations: A-B, B-C, C-A
-------------------------------------------------------------------------------------------------------------
   5. Perform full integration test of Non-Seller provided            X            B
      equipment.
   (ERICSSON WILL BE INVOLVED IN SYSTEM WIDE TESTING)
-------------------------------------------------------------------------------------------------------------
   6. Identify any RF or other cell site problems that will                        B
      affect subscriber quality, or ability for site to
      achieve acceptance.
-------------------------------------------------------------------------------------------------------------
   7. Provide report identifying all sites that have been                          B
      integrated and have passed all MS call test.
-------------------------------------------------------------------------------------------------------------
   8. Review test plans, agree to changes, and approve (see           X            B
      section 730).
-------------------------------------------------------------------------------------------------------------
   9. Perform all test.                                                            B
-------------------------------------------------------------------------------------------------------------
   10.Inform Purchaser per base station: "Integration Ready                        B
      for Acceptance" after above tests are satisfactory
      completed.
-------------------------------------------------------------------------------------------------------------
   11.Issue Certificate for Integration Acceptance per                X
      basestation.
-------------------------------------------------------------------------------------------------------------
   12.Issue: "Exceptions List Report" (ELR).                                       B
-------------------------------------------------------------------------------------------------------------
   13.Resolve items on ELR.                                                        B
-------------------------------------------------------------------------------------------------------------
   14.Issue "Exceptions List Resolution Certificate".                 X
-------------------------------------------------------------------------------------------------------------

740.  SYSTEM DEMONSTRATION (FOR NETWORK ELEMENTS DELIVERED
      BY SELLER)
-------------------------------------------------------------------------------------------------------------
   1. The rules for system demonstration are described in the B contractual agreement.
-------------------------------------------------------------------------------------------------------------
   2. Review test object list.                                        X
-------------------------------------------------------------------------------------------------------------
   3. Issue test instructions.                                                     B
-------------------------------------------------------------------------------------------------------------

                                      109

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   4. Review test instructions.                                       X
-------------------------------------------------------------------------------------------------------------
   5. Perform system acceptance test in "H" module for AXE                         B
      Network Elements.
-------------------------------------------------------------------------------------------------------------
   6. Inform Purchaser: "System Ready for Acceptance" after                        B
      above tests are satisfactory completed.
-------------------------------------------------------------------------------------------------------------
   7.  Issue System Acceptance Certificate.                           X
-------------------------------------------------------------------------------------------------------------
   8. Issue: "Exceptions List Report" (ELR).                                       B
-------------------------------------------------------------------------------------------------------------
   9. Resolve items on ELR.                                                        B
-------------------------------------------------------------------------------------------------------------
   10.Issue "Exceptions List Resolution Certificate".                 X
-------------------------------------------------------------------------------------------------------------

750.  NMS DEMONSTRATION (FOR NETWORK ELEMENTS DELIVERED BY
      SELLER)
-------------------------------------------------------------------------------------------------------------
   1. The rules for Demonstration are described in the                             B
      contractual agreement.
-------------------------------------------------------------------------------------------------------------
   2.   Review test object list.                                      X
-------------------------------------------------------------------------------------------------------------
   3.   Issue test instructions.                                                   B
-------------------------------------------------------------------------------------------------------------
   4.   Review test instructions.                                     X
-------------------------------------------------------------------------------------------------------------
   5. Perform functionality testing of NMS Network Elements B according to test manuals.
-------------------------------------------------------------------------------------------------------------
   6. Inform Purchaser: "System Ready for Acceptance" after                        B
      above tests are satisfactory completed.
-------------------------------------------------------------------------------------------------------------
   7.  Issue System Acceptance Certificate.                           X
-------------------------------------------------------------------------------------------------------------
   8. Issue: "Exceptions List Report" (ELR).                                       B
-------------------------------------------------------------------------------------------------------------
   9. Resolve items on ELR.                                                        B
-------------------------------------------------------------------------------------------------------------
  10. Issue "Exceptions List Resolution Certificate".                 X
-------------------------------------------------------------------------------------------------------------

760   INITIAL TUNING
-------------------------------------------------------------------------------------------------------------
   1. Initial Tuning will be performed on a Minimum Portion of                     B
      Initial Configuration and comprises:
 .  -  Verify CDD parameters.
 .  -  Verify site software and hardware.
 .  -  Set up MS call on each TRM, DTRM,and/or TRX and document voice quality.
 .  -  Handover to each sector and primary neighbor of each
      sector.
-------------------------------------------------------------------------------------------------------------

770.  COMMERCIAL ACCEPTANCE
-------------------------------------------------------------------------------------------------------------

                                      110

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   1. Network Elements will be added to the system until a                         B
      Minimum Portion of the Initial Configuration has been
      reached as agreed upon in the contractual agreement. Each new
      Network Element added after Commercial Acceptance will follow
      Network Element Acceptance procedure.
-------------------------------------------------------------------------------------------------------------
   2. Inform Purchaser: Commercial Acceptance stage is                             B
      reached
-------------------------------------------------------------------------------------------------------------
   3. Issue Commercial Acceptance Certificate.                        X
-------------------------------------------------------------------------------------------------------------
   4. Issue Exceptions List Report (ELR)                                           B
-------------------------------------------------------------------------------------------------------------
   5. Resolve items on ELR.                                                        B
-------------------------------------------------------------------------------------------------------------
   6. Issue Exceptions List Resolution Certificate                    X
-------------------------------------------------------------------------------------------------------------

780.  RF OPTIMIZATION
-------------------------------------------------------------------------------------------------------------
   1. Review Channel Allocation Diagram (CAD) and compare             X            O
      the data against the site acceptance test results.
-------------------------------------------------------------------------------------------------------------
   2. Analyze traffic data produced by the network.                   X            O
-------------------------------------------------------------------------------------------------------------
   3. Determine sites or areas where optimization is                  X            O
      required.
-------------------------------------------------------------------------------------------------------------
   4. Determine what test are to be performed in field based          X            O
      on integration test data and traffic data.
-------------------------------------------------------------------------------------------------------------
   5. Joint agreement on drive routes for optimization test           X            O
      and number of hand off combinations required to
      perform test (only if Seller is responsible for
      optimization)
-------------------------------------------------------------------------------------------------------------
   6. RF team will be supplied with drivers and will                  X            O
      continuously drive the designated routes until required
      data has been collected.
-------------------------------------------------------------------------------------------------------------
   7. Analyze raw data supplied by drive teams.                       X            O
-------------------------------------------------------------------------------------------------------------
   8. Determine corrections to site parameters, or to site            X            O
      hardware (such as antenna's to be down or up tilted, or
      radiated power increased or decreased).
-------------------------------------------------------------------------------------------------------------
   9. Input DT changes, or make hardware alterations at a             X            O
      negotiated number of site(s).
-------------------------------------------------------------------------------------------------------------
   10.Report results to RF engineering.                               X            O
-------------------------------------------------------------------------------------------------------------
   11.If there are still problems repeat items 780.1 - 780.9          X            O
      during a negotiated time period.
-------------------------------------------------------------------------------------------------------------
   12.RF team will supply status reports as optimization              X            O
      progresses.
-------------------------------------------------------------------------------------------------------------
   13.Inform Purchaser: "Optimization Ready for Acceptance"           X            O
      after above tests are satisfactory completed.
-------------------------------------------------------------------------------------------------------------
   14.Issue Certificate for Optimization Accepted                     X
-------------------------------------------------------------------------------------------------------------

                                      111

-------------------------------------------------------------------------------------------------------------

TASK                                                              PURCHASER     SELLER         REMARKS
                                                                      R
-------------------------------------------------------------------------------------------------------------
   15.Issue: "Exceptions List Report" (ELR).                          X            O
-------------------------------------------------------------------------------------------------------------
   16.Resolve items on ELR.                                           X            O
-------------------------------------------------------------------------------------------------------------
   17.Issue "Exceptions List Resolution Certificate".                 X
-------------------------------------------------------------------------------------------------------------

790.   INITIAL CONFIGURATION ACCEPTANCE
-------------------------------------------------------------------------------------------------------------
   1. Inform Purchaser, initial configuration acceptance stage                     B
      is reached. This stage implies that all Acceptance
      Certificates are issued including Exceptions List
      Resolution Certificates.
-------------------------------------------------------------------------------------------------------------
2.      Issue Initial Configuration Acceptance Certificate.           X
-------------------------------------------------------------------------------------------------------------
3.     RF initial Tuning load testing and calls on quality achieved,               B
-------------------------------------------------------------------------------------------------------------

Rev. A
12/11/96

                                                                    ATTACHMENT G
                                                     ACQUISITION AGREEMENT #9152

                                   Tritel Inc.


                     PART I - AXE ENVIRONMENTAL CONDITIONS


CONTENTS
--------
1.      General
2.      Climatic State
3.      Dust Filtering
4.      Relative Humidity of Air
5.      Corrosion
6.      Air-Cooling
7.      Floor Covering
8.      Earthing
9.      Sound Level
10.     Vibrations
11.     Radio Electric Disturbance
12.     Over-Voltage Resistibility
13.     Floor Load and Ceiling Height

1.      GENERAL

        For all kinds of telephone exchange equipment, the environment of the equipment is important for its reliability and performance. This environment specification covers some of the most important requirements for rooms used for operation of Ericsson telephone exchange equipment. The aim of this specification is to ensure a good operating result and long service life for the equipment.

2.      CLIMATIC STATE

        The climatic requirements for operation of telephone exchange equipment are specified in Figure 1. The temperature and humidity are to be measured 5.0 ft. (1.5 m) above the floor, and 1.3 ft. (0.4 m) from any heat-radiating surface and when the equipment dissipates normal operating power.

                               [GRAPHIC OMITTED]



                                    Figure 1
                            TEMPERATURE AND HUMIDITY

        CURVE 1 Covers the requirements during normal service conditions. CURVE 2 Covers the limit for safe function.
        CURVE 3 Covers the limit for non-destruction.


        Environmental endurance requirements outside curve 1 are valid for 5% of the working life of the exchange and for 0.5% outside curve 2.

                     CLIMATE RANGES FOR I/O AVAILABLE IN AXE


                     RECOMMENDED RANGE(1)            PERMITTED RANGE(2)
                     --------------------            ------------------
     I/O UNIT         T(F)        RH(%)          T( F)      RH(%)     T(F/H)
----------------------------------------------------------------------------
Siemens/PT80         68-86         20-80         32-113     10-90        -

Olivetti/            68-86         20-80         41-104     20-95        -
TC 485

Display HP/          68-86         20-80         32-122      5-95        -
2640 B

Magnetic Tape        68-86         40-65         Drive:     20-80       50
HP/7970 E-151                                    32-131
                                                  Tape:
                                                 normal
                                                 41-113

Cartridge Tape       68-86         40-65         Drive:     20-80       50
Drive DRI/5000                                   50-104
                                                  Crtg:
                                                 41-113

Magnetic Tape        68-86         40-65         Drive:     20-80       50
Teac/MT 1000                                     50-104
                                                  Crtg:
                                                 41-114

-----
1 Range recommended by Ericsson.
2 Range according to I/O unit or tape equipment supplier.
--------------------------------------------------------------------------------

3.      DUST FILTERING

                3.1 Rooms for Telephone Exchange Equipment (Except Magnetic Tape Units)

                        The dust and powder content should normally not exceed
                50 ug/m3. If the ventilation air contains dust or powder, it should be filtered so that this value will not be exceeded. The maximum permitted particle size in ventilated air is 10 microns.

                3.2     Rooms for Magnetic Tape Units

                        The dust and powder content should not exceed 50 ug/m3.
                The air must be filtered so that the particle size in the ventilated air does not exceed 4 microns for 90% of the dust and powder content.

4.      RELATIVE HUMIDITY OF AIR

        Advantages of high humidity:

        o reduction of static charge of dust particles, resulting in reduced adhesion to contact surfaces.

        o reduced electrical resistance in contacts yielding better conductivity in the oxidized outer layers of contacts.

        Disadvantages of high humidity:

        o       corrosion of metal surfaces.

        o       impairment of insulation resistance of cables.

        Taking these various factors into account, the air humidity should be as high as possible, but not so high as to cause corrosion or impaired insulation.

        Experience and tests have shown that the best results are obtained at a relative humidity of 50-60% but may vary between 10-90%.

5.      CORROSION

        Humidity and temperature within the specified requirements will not cause corrosion. Sulphur dioxide (SO2) with concentration as high as 5 ppm at 68oF 1013 mBar may cause corrosion on metal parts only in combination with a relative humidity exceeding 60%.

6.      AIR-COOLING

        The components integrated in AXE exchanges are placed very close to each other. This results in fairly concentrated heat. An air-conditioning plant is normally required for removal of this heat.

        Provided that the relative humidity requirement is met, exchange equipments work without being specially affected by temperatures between 32-79oF.

        Since regard must be paid to personnel requirements in general, the air temperature should be kept between 64o - 79oF.

        For calculation of the necessary capacity of an air-cooling plant, attention should be paid not only to the outside temperature conditions, but also to the sun through windows and walls and to the heat generated by the equipment.

        Rooms containing exchange equipment should be pressurized to prevent the entry of dust.

        The air-conditioning plant should provide all secure, continuous service to the telephone exchange, (e.g., by means of adequate redundancy).

7.      FLOOR COVERING

        When selecting the floor covering, consideration shall be given to factors such as the frequency with which the units are moved across the floor, loading, appearance, cost, etc.

        Years of experience have shown that floor coverings such as vinyl are most suitable because of their elasticity and resistance to wear under high pressure. There are, however, many other materials that can be used to cover the floor or the top surfaces of the raised floor panels such as linoleum, or other laminated plastics.

        Polyvinylchloride (PVC) is not suitable since it is not anti-static and will emit corrosive gases in the event of fire.

        Carpet-covered panels should also be avoided because they are normally not anti-static.

        Modern types of semiconducting floor are, however, recommended but it is not a requirement for AXE.

8.      EARTHING

        The building shall be provided with an earth (earth electrode); the resistance to earth should be 10 ohms or lower. The earthing shall be connected to an earth collector bar, located in close proximity to Mains Termination.

        The earthing can consist of:

               a. Earth plates buried close to Mains Termination to minimize the path to the earth collector bar.

               b. A wire buried around the building; the wire ends shall be terminated in the earth collector bar.

               c. Earthing in the foundation, in which case the contact between the concrete and the earth provides the earthing. Connection to the earth collector bar is effected over reinforcement bars of special irons in the concrete. This earthing is comparatively stable, and since the concrete is somewhat moist in the contact with the earth, it will give satisfactory conductance. Foundation earthings would be preferable in the AXE building concerned.

9.      SOUND LEVEL

        The sound level in the switch room depends on the background noise caused by the air-conditioning system (optional) and the fans in the CP shelf sections, approximately 55 dB (A).

        The noise in the control room is mainly emanating from the typewriters, approximately 55-65 dB (A).

10.     VIBRATIONS

        The AXE system is designed to operate safely at accelerations of 1 m/s2 within the frequency range 10 - 100 Hz.

        During transport the equipment will withstand vibrations of 5 m/s2 in the range of 5 - 70 Hz during 500 h. Further within 1 - 5 Hz vibrations with an amplitude of + 10 mm and 10 shocks of 300 m/s2 each with a duration of 18 ms.

        An unpacked unit (e.g., during repair) will withstand three shocks at right angle towards a table surface in each of the most probable directions of fall during normal handling.

        Height of fall is 100 mm for units weighing less than 2 kg and 50 mm for units exceeding 2 kg.

11.     RADIO ELECTRIC DISTURBANCE

        Disturbances produced by the exchange follow the recommendation of CISPR, i.e.,

        o       Within 150 - 500 kHz Max 10 mV

        o       Within 0.5 - 30 MHz Max 5 mV

        Sensitivity of the exchange for received electromagnetic and magnetic fields:

        o The electric field must not exceed 1 V/m for the frequencies 0 - 1 GHz and 10 V/m for frequencies above 1 GHz.

        o The magnetic field must not exceed 10,000 A/m for frequencies below 1 kHz.

12.     OVER-VOLTAGE RESISTIBILITY

        Equipment exposed to an over-voltage may be damaged due to the presence of too high voltage, current or power. The destruction limits are generally strongly dependent on the duration of the over-voltage. When specifying the over-voltage resistibility of an exchange, the different types of lines that may be connected must be considered. In some cases, these lines are equipped with over-voltage protectors (e.g., in the MDF). The over-voltage resistibility against lightning surges must be high enough to cover all surges below the upper static striking level for the protector used. For surges having a short rise time, this static limit may very well be exceeded before the protector strikes. In this case, the surge passing to the exchange equipment will be cut off after a few milliseconds, when the protector strikes. The peak voltage may, however, reach considerably higher values than in the first case. The exchange equipment is adequately provisioned for this situation.

        If no protectors are provided, the lines concerned are assumed to be of such a nature that the probability of encountering high over-voltages is sufficiently small. The exact probability level depends to a large extent on economic factors (e.g., maintenance costs, etc.) and must be considered by the operator concerned in order to determine whether over-voltage protectors should be provided or not.

        The exchange equipment must have the capability to withstand longitudinal as well as transverse over-voltages. Some components are exposed to both types while others are only exposed to transverse over-voltages. Transverse voltages arise if an over-voltage protector at one of the wires in a speech path strikes and the protector at the other wire does not strike.

        As the destruction limits for different devices with regard to over-voltages and currents may vary considerably, the actual limits for the complete exchange can be expected to be dependent on the actaul traffic case. The specification given must be interpreted as valid for the worst case.

               12.1   Lightning Discharges

                      The switching equipment is designed to withstand both the
               over-voltages, A and B, given below:

                      A.     Peak voltage                        1,000 V
                             Front time                          10 us
                             Time to half value                  1,000 us

                      The voltage may be of longitudinal or transverse type,
               positive or negative with respect to earth. The voltage is defined as an e.m.f. of double exponential shape and having a source impedance of 100 ohms, resistive, or higher.

                      B.     Peak voltage                        1,500 V
                             Duration                                   2 us

                      The voltage may have any shape, longitudinal or
               transverse, positive or negative with respect to earth. The voltage is defined as an e.m.f. having an impedance of at least 100 ohms resistive during the course of the pulse and may be zero ohms at the rear edge of the pulse.

13.     FLOOR LOAD AND CEILING HEIGHT

                13.1    Exchange Room

                o The exchange is built with a section height of 2,250 mm (~7 ft.). Required free ceiling height = 2,750 mm (~9 ft.).

                o       Floor load 4.25 kPa (0.6 lb/sq.in.) (low structure)

                13.2    Control Room

                o       Required free ceiling height 2,400 mm (~8 ft.).

                o       Floor load 3 kPa (0.5 lb/sq.in.).

                o       Raised floor installation is not necessary.

                        NOTE: In case of centralized operation, the control room
                may be excluded and the remaining I/O devices placed in the exchange hall.

                13.3    DC-Power Supply Room

                o The power rack dimensions are width 2.952 ft. (900 mm), depth 1.968 ft. (600 mm) and height 7.216 ft. (2,200
                        mm).

                o The free height over the racks should be at least 3.28 ft. (1,000 mm) to provide space for the cable chute.

                o       Floor load .9 lbs./sq. in. (7.5 kPa.)

                13.4    Battery Room

                o       Free ceiling height 8.856 ft. (2,700 mm.)

                o       Floor load 1.45 lbs./sq. in. (10 kPa.)

                     PART II - RBS ENVIRONMENTAL CONDITIONS

CONTENTS
--------
1.      General
2.      Climatic State
3.      Relative Humidity of Air
4.      Corrosion
5.      Air-Cooling
6.      Floor Covering
7.      Earthing
 .................................

1.      GENERAL

        This specification covers some of the most important requirements for rooms used for operation of Ericsson radio base station equipment.

2.      CLIMATIC STATE

        The climatic requirements for operation of radio base station equipment are specified in Figure 1. The temperature and humidity are to be measured 5.0 ft. above the floor, and 1.0 ft. from any heat-radiating surface and when the equipment dissipates normal operating power.

3.      RELATIVE HUMIDITY OF AIR

        Advantages of high humidity:

        o reduction of static charge of dust particles, resulting in reduced adhesion to contact surfaces.

        o reduced electrical resistance in contacts yielding better conductivity in the oxidized outer layers of contacts.

        Disadvantages of high humidity:

        o       corrosion of metal surfaces.

        o       impairment of insulation resistance of cables.

        Taking these various factors into account, the air humidity should be as high as possible, but not so high as to cause corrosion or impaired insulation.

        Experience and tests have shown that the best results are obtained at a relative humidity of 50-60% but may vary between 10-90%.

4.      CORROSION

        Humidity and temperature within the specified requirements will not cause corrosion. Sulphur dioxide (SO2) with concentration as high as 5 ppm at 68oF 1013 mBar may cause corrosion on metal parts only in combination with a relative humidity exceeding 60%.

5.      AIR-COOLING

        Under special climate conditions, air conditioning is recommended. The power supply must be then dimensioned accordingly.

6.      FLOOR COVERING

        When selecting the floor covering, consideration shall be given to factors such as the frequency with which the units are moved across the floor, loading, appearance, cost, etc.

        Years of experience have shown that floor coverings such as vinyl are most suitable because of their elasticity and resistance to wear under high pressure. There are, however, many other materials that can be used to cover the floor or the top surfaces of the raised floor panels such as linoleum, or other laminated plastics.

        Polyvinylchloride (PVC) is not suitable since it is not anti-static and will emit corrosive gases in the event of fire.

        Carpet-covered panels should also be avoided because they are normally not anti-static.

        Modern types of semiconducting floor are, however, recommended but it is not a requirement for AXE.

7.      EARTHING

        The building shall be provided with an earth (earth electrode); the resistance to earth should be 10 ohms or lower. The earthing shall be connected to an earth collector bar, located in close proximity to Mains Termination.

        The earthing can consist of:

               a. Earth plates buried close to Mains Termination to minimize the path to the earth collector bar.

               b. A wire buried around the building; the wire ends shall be terminated in the earth collector bar.

               c. Earthing in the foundation, in which case the contact between the concrete and the earth provides the earthing. Connection to the earth collector bar is effected over reinforcement bars of special irons in the concrete. This earthing is comparatively stable, and since the concrete is somewhat moist in the contact with the earth, it will give satisfactory conductance.

Rev. 1995

                                    FIGURE 1

               ENVIRONMENTAL SPECIFICATION FOR CELL SITE EQUIPMENT




                               [GRAPHIC OMITTED]

                      Curve 1 Normal operation. 95% of operating time.

                      Curve 2 Requirements for safe operation.

                      Curve 3 Requirements for non-destruction. (No operation)

                                                                    ATTACHMENT H
                                                    ACQUISITION AGREEMENT # 9152



                                   Tritel Inc.


                        Time Schedule (To Be Determined)

                                                                    ATTACHMENT I
                                                    ACQUISITION AGREEMENT # 9152


                                  Tritel Inc.

                             OSS SUPPORT AGREEMENT


1.      Hardware Support

        1.1 During the Warranty Period, any third-party hardware equipment purchased through SELLER for use in PURCHASER's OSS application shall be warranted free of charge.

        1.2 At the completion of the Warranty Period, PURCHASER shall either purchase (i) an Extended Hardware Maintenance Agreement from SELLER, or (ii) post-warranty support from the third party providing the OSS hardware, and provide SELLER with proof of such post-warranty support.

        1.3 The prices SELLER charges for Extended Hardware Maintenance support are set forth in Attachment A of the Acquisition Agreement. These prices are subject to change on an annual basis.

        1.4 Should additional third-party hardware purchased through SELLER be added to the OSS system subsequent to the initial installation, the Extended Hardware Maintenance Agreement will be amended to include the new equipment.

2.      Software Support

        2.1 PURCHASER shall receive and be licensed to use all OSS Software Enhancements during the Warranty Period. "Software Enhancements" means modifications or improvements made to the System software, not including new software features, which improve performance or capacity of the software but which are not necessary to ensure that the software operates according to the original specification.

        2.2 During the Warranty Period, SELLER will provide 24 hour telephone assistance, fault tracking reporting and resolution, and emergency software patches when required.

        2.3 After expiration of the Warranty Period, PURCHASER may purchase the support services set forth in 2.1 and 2.2 at the prices set forth in Attachment A of the Acquisition Agreement. These prices are subject to change on an annual basis.

        2.4 Upon request by PURCHASER, SELLER shall make available on-site technical assistance at SELLER's standard rate then in effect.

3.      Limits on Support Services

        The parties agree that the limitations set forth in Article 13.4 of the Acquisition Agreement shall apply to the warranty and post-warranty support obligations of SELLER. In addition, SELLER may, without liability to PURCHASER, terminate, or suspend performance of provisions of the support services affected if in SELLER's reasonable judgment: (i) the System is not maintained to two revisions prior to the latest OSS Software Release level; or (ii) SELLER is not provided access to the System and to such information and facilities as SELLER may reasonably require in order to provide the Support Services.


4.      Support Responsibilities of SELLER

        4.1 SELLER may access OSS equipment and software for the purposes of providing support services under the following conditions:

        (i) SELLER shall notify PURCHASER in advance with a Work Order stating the purpose of the work.

        (ii) SELLER shall notify PURCHASER at least 48 hours in advance and in writing of changes to distributed network naming services configuration files (e.g.
               tables) and X.25 addresses.

        (iii) SELLER shall notify PURCHASER in writing with a Work Report within 48 hours after completing any modifications made to PURCHASER's files that involve the following:

                o changes to .cshrc,.login, network configuration tables and any file in the /etc directory
                o       changes to root directory structure
                o       changes to disk mounts
                o       changes to the OSS Authority database
                o       changes to the OSS X.25 control tables
                o       changes to installed software provided by SELLER
                o       addition and removal of OSS userids
                o       changes to IOG11 or adjunct processor parameters
                o       changes to Unix partitions
                o       changes to Unix kernel

        (iv) SELLER shall notify the PURCHASER at least 24 hours in advance of any network operations PURCHASER needs to perform to fulfill the Work Order.

               Network operations include but are not limited to: scheduling of network measurements and recordings, modifications to network configurations, and collection of network configuration printouts.

        4.2 SELLER shall always use the same maintenance user identification with root privileges provided by the PURCHASER to perform the operations listed in 4.1(iii) above.

5.      Support Responsibilities of PURCHASER

        5.1 PURCHASER shall perform system management operations on systems provided by SELLER according to practices outlined in the documentation provided by SELLER or communicated in writing by SELLER from time-to-time.

        5.2 PURCHASER shall notify SELLER of any of the following changes performed on systems provided by SELLER:

                o changes made to NIS tables (includes host names and TCP/IP addresses falling under files provided by SELLER)
                o       changes made to files in /etc directory
                o changes to .cshrc, login of default userids provided by SELLER
                o       changes to root directory structure
                o       changes to disk mounts
                o changes to the OSS Authority Database for default userids
                o changes to the OSS Authority Database structure of authority
                o       changes to the OSS X.25 control tables
                o       changes to installed software provided by SELLER
                o       removal of default userids provided by SELLER
                o       changes to IOG11 or adjunct processor parameters
                o changes to Unix partitions on machines running systems provided by SELLER
                o changes to Unix kernel on machines running systems provided by SELLER
                o installation of additional software on Assets provided by SELLER
                o       changes to passwords

        5.3 PURCHASER shall provide to SELLER 24 hour access to the maintenance user identification.

        5.4 PURCHASER shall enable remote modem access to SELLER on a 7 day/24 hour availability basis.

               5.5 PURCHASER shall perform routine hardware preventative maintenance and cleaning; and, prior to requesting support from SELLER, PURCHASER shall comply with all published operating and troubleshooting procedures. If such efforts are unsuccessful in eliminating the malfunction, PURCHASER shall promptly notify SELLER of the malfunction.

               5.6 PURCHASER shall regularly back up data to the extent the OSS hardware and software permits.

               5.7 PURCHASER shall provide SELLER with (i) reasonable and safe access to OSS systems; (ii) adequate working space and facilities at the Installation Address; (iii) access to and use of all facilities of PURCHASER necessary for SELLER or its representatives to provide support services; and (iv) cooperation in maintaining a site activity log.

               5.8 PURCHASER will provide SELLER with updated system configuration documentation as requested by SELLER showing the location of all IOG-11, OSS server, OSS workstations, OSS printers, X.25 Data Communications Network (DCN) hardware, and other related equipment (both existing and future, where appropriate). This documentation should also include configuration and capacity of the LAN system as well as any appropriate non-OSS software operating on the LAN.

        5.9 PURCHASER will ensure the continued availability of an operational LAN/WAN system that provides sufficient connections and capacity to support the proposed OSS configuration. PURCHASER will provide sufficient number of LIU-2 (or LIU-4) card connections for each X.25 link which is to be connected to the OSS network.

               5.10 The examination, replacement, and handling of hardware components can be hazardous. All related support tasks are to be performed by qualified service personnel with the appropriate technical training and experience to recognize these hazards (e.g., electrostatic discharge) and observe all protection procedures and precautions. PURCHASER agrees to use qualified service personnel and to employ adequate safety precautions in the performance of its obligations hereunder.

               5.11 PURCHASER is responsible for providing a sufficient number of professional system support staff for the purpose of furnishing system and user support. All related software support and system administration tasks are to be performed by qualified service personnel with the appropriate technical training and experience.


Rev. 7/19/96

                                                                    ATTACHMENT J
                                                    ACQUISITION AGREEMENT # 9152


                                   Tritel Inc.

                                ACCEPTANCE TESTS

SCOPE

SELLER will perform Acceptance Tests to demonstrate that Equipment and Software installed by SELLER is ready for commercial service.

Acceptance Tests are performed in the three areas below when Installation and other related services for Equipment and Software are purchased from SELLER:

o       RBS Tests
o       Switch Tests
o       RF Tests

1.      RBS TESTS

        Cell Site Configurations will be installed and tested in accordance with applicable provisions of the most current version of SELLER's C-05 RBS Installation Manual, and the RBS Commissioning Guide. Acceptance will be performed in accordance with Section 3.2 of SELLER's Operations Policies & Procedures Manual. The following documentation will be provided for each Cell Site:

o       Inventory Statement
o       Test Data Forms
o       Cell Site Acceptance Certificate
o       Punch List Report (if needed)
o       Punch List Resolution Certificate (if needed)

        All sites are to be accepted prior to being placed into service. Punch list items are to be cleared within sixty (60) days after commercial service if possible.

2.      SWITCH TESTS

        All Switch Test Procedures are performed in accordance with the instructions in the latest revision of AXE H-Modules.

        o       H-INST1 - General Pre-Test Documents & Procedures
        o       H-INST2 - Test of APZ Hardware
        o       H-INST3 - Test of APT Hardware

        o       H-INST4 - Test of Exchange
        o       H-DEMO1 - Final Demonstration Procedures

        The INST2, INST3 and INST4 Modules will be used to test and verify that the hardware and data translations are installed and working properly. Each Module contains a Test Result Report (check list) that will be reviewed by PURCHASER during the Demonstration phase.

        The DEMO1 Module contains all specific procedures that will be utilized to demonstrate and certify that the switch will work under operative conditions and is ready for commercial service. This Switch Acceptance Process will examine the following areas for all new switch installations, while some of these areas will be excluded for expansions. This will depend upon the scope of each expansion project.

        o       APZ Demonstration Tests
        o       Call Demonstration Tests
        o       AXE Feature Profile Verification
        o       Material Inventory Verification
        o       Installation and Test Report Verification

        This process will then be followed by the signing of the following documents before the equipment is placed in commercial service. Non-revenue affecting items will be placed on the Punch List Report and scheduled for resolution after acceptance.

        o       Switch Acceptance Certificate
        o       Punch List Report (if applicable)
        o       Punch List Resolution Certificate (if applicable)

3.      RF TESTS AND POST-CUTOVER VERIFICATION

               3.1 RF tests are conducted to verify that the system RF coverage is consistent with the established design of the system; that calls can be executed from a cellular telephone within areas where coverage has been predicted to be reliable; and that handoff occurs in accordance with system parameters in the areas of handoff boundaries.

                      RF tests will be conducted in accordance with the latest
               revision of the RF Engineering Procedures:

               o       ERU/E910861 for RF Call Tests
               o       ERU/E910862 for Handoff Tests
               o       ERU/E921196 for Border Tests (if applicable)

                      Results consisting of data forms and handoff locations are forwarded to the customer as the tests are conducted, during the RF testing phase. The RF Acceptance Certificate will be presented to PURCHASER for signature prior to cutover to certify that

               RF testing has been completed and the System (or System segment which is the subject of the testing) is ready to be placed in commercial service.

               3.2 The combined coverage, call and handoff verification is conducted in a post-cutover environment to verify the conclusions of the pre-cutover RF Tests (i.e. that the system RF coverage is consistent with the established design of the system; that calls can still be executed from a cellular telephone within areas where coverage has been predicted to be reliable; and that handoff occurs in accordance with system parameters in the areas of handoff boundaries).

                      SELLER will propose to PURCHASER, and the parties shall
               mutually agree on, the test routes to be driven prior to the test.

                      The Combined Coverage, Call and Handoff verification is
               performed in accordance with the then current revision of Ericsson Engineering Practice, document ERU/E921179.

                      Results will be forwarded to PURCHASER in the form of a
               standard report. This report will contain pertinent switch data, test procedure summary information and a map overlay showing specific problem areas along the agreed to test route.

               3.3 As part of the acceptance testing immediately following Installation of a new MTSO Configuration in an existing System, SELLER will perform a drive test to verify that the newly defined border cells are operating properly and that the intersystem handoff function is working. SELLER and PURCHASER will mutually agree to a test route and mutually agree upon handoff combinations across the border The Interswitch Handoff Test will verify system performance by initiating calls on each border cell and tracing calls across interswitch handoff boundaries.

Rev. 1995

                                                                           #9152

                                                                      12/29/1998

                                  ATTACHMENT K
                               TRITEL PCS MARKETS

Bowling Green-Glasgow, Kentucky,

Corbin, Kentucky,

Lexington, Kentucky,

Louisville, Kentucky,

Madisonville, Kentucky,

Owensboro, Kentucky,

Somerset, Kentucky,

Atlanta, Georgia,

Chattanooga, Tennessee,

Cleveland, Tennessee,

Dalton, Georgia,

La Grange, Georgia,

Opelika-Auburn, Alabama,

Rome, Georgia,

Clarksville, Tennessee-Hopkinsville, Kentucky,

Cookeville, Tennessee,

Nashville, Tennessee,

Columbus-Starkville, Mississippi,

Greenville-Greenwood, Mississippi,

Jackson, Mississippi,

Meridian, Mississippi,

Natchez, Mississippi,

Tupelo-Corinth, Mississippi,

Vicksburg, Mississippi,

Memphis, Tennessee (Montgomery County, MS Only),

Knoxville, Tennessee,

Anniston, Alabama,

Birmingham, Alabama,

Decatur, Alabama,

Dothan-Enterprise, Alabama,

Florence, Alabama,

Gadsden, Alabama,

Huntsville, Alabama,

Montgomery, Alabama,

Selma, Alabama,

Tuscaloosa, Alabama,

Biloxi-Gulfport-Pascagoula, Mississippi,

Hattiesburg, Mississippi,

Laurel, Mississippi,

McComb-Brookhaven, Mississippi,

Mobile, Alabama,

                        APPLICATION SYSTEM 123/124 CN-A1


                                APT FUNCTION LIST

                                                                            PAGE
                                                                            ----
1............................................................SUBSCRIBER SERVICES
 .............................................................................15
2...........................................................ACOUSTIC INFORMATION
 .............................................................................15
3......................................................TRAFFIC CONTROL FUNCTIONS
 .............................................................................15
4.......................................................................CHARGING
 .............................................................................15
5...................................................................TRANSMISSION
 .............................................................................16
6............................................SUBSCRIBER LINE SIGNALING FUNCTIONS
 .............................................................................16
7...........................................................TRUNK LINE SIGNALING
 .............................................................................16
8..............................................................NETWORK FUNCTIONS
 .............................................................................16
9........................................................NETWORK SYNCHRONIZATION
 .............................................................................17
10....................................................MOBILE TELEPHONE FUNCTIONS
 .............................................................................17
11...................................................................SUPERVISION
 .............................................................................19
12...................................................TEST AND FAULT LOCALIZATION
 .............................................................................20
13................................................................ADMINISTRATION
 .............................................................................21
14..........................................................TRAFFIC MEASUREMENTS
 .............................................................................22
15....................................................................STATISTICS
 .............................................................................22
16............................................................NETWORK MANAGEMENT
 .............................................................................23
17.......................................HOME LOCATION REGISTER/SERVICE CONTROL
 .................................................................POINT (HLR/SCP)
 .............................................................................23
18.................................................................FRAUD CONTROL
 .............................................................................24

THE CONTENTS OF THIS DOCUMENT ARE SUBJECT TO REVISION WITHOUT NOTICE DUE TO CONTINUED PROGRESS IN METHODOLOGY, DESIGN, AND MANUFACTURING. ERICSSON SHALL HAVE NO LIABILITY FOR ANY ERROR OR DAMAGES OF ANY KIND RESULTING FROM THE USE OF THIS DOCUMENT.

INTEGRITY is a trademark of Tandem Computers Incorporated.

14.     SUBSCRIBER SERVICES

Call Waiting Call to a Mobile Subscriber
Equal Access for Mobile Subscriber
Fixed Call Barring
Interception Service
Message Waiting Indication
Mobile Telephone Calling Number Identification
Origination Call Access to IN Services
Priority
Subscriber Code Control Service Calls

15.     ACOUSTIC INFORMATION

Acoustic Signals
Acoustic Signals USA-L(BT4)
Digital Announcement Services with Extended Features (AST-DR)
Digital Announcements Services, with Extended Features (ASTV2)
Digital Loss Pads
Recorded Announcement Digital Speech Storage (AST-DP)
Recorded Announcements Digital Speech Storage (AST-D4/D8)

16.     TRAFFIC CONTROL FUNCTIONS

Analysis of A-Subscriber Number \
Analysis of B-Subscriber Number
Basic Call Setup
Call Supervision and Release
Connection of Echo Cancellers in
PLMN End of Selection Analysis
Handling of A-subscriber Number
Multipurpose Destination Codes
Own Area Code
Routing Analysis
Subscriber Categories
Supervision of the Register Holding Time

17.     CHARGING

Call Record Formatter
Call Record Fields for Cellular Mobile System
Charging Analysis
Charging Data Output to Adjunct Processor
Charging Data Output to IOG
Charging for Abnormal Call Release
Event Charging
Immediate Call Itemization
Invocation of Immediate Call Itemization to CMS 8800
Mobile Charging in CMS 8800

Source Filtering
Toll Ticketing

18.     TRANSMISSION

Basic Functions in a Digital Group Switch with a Maximum of 64K
     Multiple Positions
Basic Functions in the Digital Group Switch with a Maximum of 64K Multiple
     Positions, Figures
Group Switch Manager
Looping of a 64-Kbps Channel
Maintenance Functions for the 1544-Kbps Digital Path Termination
Semi-permanent Connections, Administration
Transmission Characteristics for a 1544 Kbps Digital Path Termination Transmission Characteristics for a 2048 Kbps Digital Path
Transmission Fault Control Function for 24-Channel PCM

19. SUBSCRIBER LINE SIGNALING FUNCTIONS

Functions at Interwork with PABX
Keyset Code Reception
Line Lockout Supervision of Analog Subscriber Lines
Subscriber Dialing Supervision

20. TRUNK LINE SIGNALING

Basic Register Signaling - USA
Function Block FAUS Signaling Fault Supervision on Trunk Circuits and CS/CR Signaling System Dependent Conversion (SSC)
Supplementary Service Interworking - Different Signaling Systems
Supplementary Service Interworking - Restriction on Destination Basis Terminating Traffic from Interexchange Carriers
Traditional Signaling (3/1914-ANS 331 20) (1914-ANS 535 06)
Trunk Line Signaling, 1Bit, 24 Channel PCM - USA
Trunk Side PBX Access (DID)

21. NETWORK FUNCTIONS

Access to Voice Mail Services in VMSC/PEG
Automatic Administration of HTR Destination List
Automatic Congestion Control
Automatic Number Identification Transfer Between Exchanges
Automatic Number Identification Transfer to Automatic Call Distributor/PABX Automatic Roaming Using Global Title Addressing
CCD Hardware
Circuit Reservation
Circuit Selection Methods
Emergency Call Service
Equal Access Carrier Analysis

Feature Group B and Feature Group D Access
Handling of Abnormal Conditions
IS-41 Intersystem Call Delivery Data Signaling
IS-41 Private Information Handling
Local Access to Automatic Visitors
Location Areas
MFJ Suppression of Busy Information
MFJ-NACN: Inhibition of Redirection Request
MTP Route Verification Test
Multi-Exchange Paging
Multi-Junctor User Functions
SCCP Route Verification Test
Signaling Protocols for 911 Services for PLMN Application
Subscription Areas
Unique Cell Location Information for Emergency Call, MRS
Virtual System Area Configuration
Voice Mail Retrieval for Mobile Subscribers

22.     NETWORK SYNCHRONIZATION

Network Synchronization
Synchronization and Carrier Frequency Stabilization
Timing of a Digital Exchange

23.     MOBILE TELEPHONE FUNCTIONS

Analog Control Channel Functions
Analog Voice Channel Functions
Autotuned Combiner, AMPS
Avoid Disturbed Digital Traffic Channels
Backup Channel Devices
Base Station Related Blocking Control
Best Server Selection
Call from a Mobile Subscriber
Call from, Call Access
Call Record Fields for Cellular Mobile System
Call to a Mobile Subscriber
Call Tracing at Small Restart in MRS
Call Tracing at Small Restarts
Channel Supervision, Digital
Clearing House Roamer Validation
Digital Control Channel Functions
Digital MS Power Regulation
Digital Traffic Channel Control
Directed Retry
DTMF Handling
Dynamic Allocation of Roamer Routing Number

Exchange-Base Station Interface (Describing MSC-BS Interface Options, Controlled by ERI)
Frequency Stabilization for Analog Equipment
Handoff
Handoff Data Signaling
Handoff Queues
Hierarchical Cell Structure
Idle Channel Supervision, Analog VC
Incoming Two-Stage Selection to Visitor
Interexchange Handoff
Locating
Locating of Digital Calls
Mobile
Management Information Coordination
Mobile Station Presence Verification
Mobile Telephone Activity Supervision
Mobile Telephone Multiparty Services
Mobile Telephone Overload Control
Mobile Telephone Reverse Control Channel Separation
Mobile Telephone Subscriber Activity Report
Mobile Telephone Subscriber Class Translation
Mobile Telephone Subscriber Service Handling
Mobile Telephone Supervision of the Connection to the MS
Mobile Telephone Time Supervision
Mobile Telephone Charging Areas
Mobile Telephony Co-Locatable HLR/MSC
Mobile Telephony Parallel Announcement During Routing
Mobile Telephony Per Call Activation/Deactivation of Calling Number
     Identification Restriction
Mobile Telephony Serial Announcement Before Routing
Mobile Terminated Point-to-Point SMS
Mobile Terminated Short Message Services Delivery
MS Presence Verification - Digital
MSS Call Path Tracing for Mobile Subscribers
Multiple Access Handling: Store and Compare
Multiple Access Handling: Wait and Compare
Operator-Controlled Paging
Overlaid Cells
Paging
Paging Area Paging
Peripheral Equipment Gateway and Voice Mail Signaling
Program Loading of Base Station Device Processors
Radio Performance RBS 884-1900
Radio Performance RBS 884 High Power Base Station
Receiver Functions and Performance, AMPS
Receiver Performance, Digital

Receiver Performance, RBS 882M
Receiver Performance, RBS 884
Receiver Performance, RBS 884C
Receiver Performance, RBS 884M
Redirection of Call to Mobile Subscriber
Registration
Registration Updating
Restricted Subscriber Handling
Roamer Port Misuse Protection
Routing of Call to Mobile Subscribers
Second Phone Same Number
Sequential Paging for Manual Roamers
SW and HW Information
System Access Handling
System Access Threshold
System Identification Data for Registration
System Ordered Rescan
Time Alignment
Transmitter Performance, Digital
Transmitter Performance, RBS 882M
Transmitter Performance, RBS 884
Transmitter Performance, RBS 884C
Transmitter Performance, RBS 884M
Transmission Radio Interface, TRI. A BS Functional Specification
Transmitter Functions and Performance, AMPS
Visited Mobile Switching Center Routing Data Provision Automatic Roaming Visitor Register Handling
Vocoder Selection
Voice Channel Handling

24.     SUPERVISION

All Circuits Busy on Routes
Blocking Supervision on Devices
Destination %OFL Supervision and Observation
Destination ASR Supervision and Observation
Destination Blocking
Digital Random Access Load Supervision
Disturbance Supervision of Trunk Circuits Analog Code Senders and Analog Code
  Receivers
Disturbance Supervision on Routes
Logging Breaks in Semipermanent Connections
Measurement of Network Performance Data on Destinations
Measurement of Network Performance Data on Routes
Mobile Telephone Control Channel Disturbance Supervision
NM Counter Data Output

Preference Service
Processor Load Control
Reading of Network Performance Data
Restriction of Accessible Outgoing Circuits
Restriction on Direct and Alternative Routing
Route %OFL Supervision and Observation
Route ASR Supervision and Observation
Seizure Quality Supervision
Seizure Supervision of Trunk Circuits and IWU
Devices Software File Congestion Supervision
Supervision
Temporary Alternate Routing
Time Supervision and Disconnection of Long Held Calls

25.   TEST AND FAULT LOCALIZATION

Analysis Data Fault Handling
Audit Function, Registration of Software Irregularities (ROSI)
Call Path Tracing
Code Answer According to Code 102
Code Answer According to Code 103
Command Controlled Operation of Echo Suppresser and Attenuation Pads Command-Controlled Access to Devices
Command-Controlled Test Calls
Connection Performance Test of Group Switch
Connection to Test Telephone
Continuous Monitoring
Disconnection of Time Supervision
Forlopp Handling in CMS 8800
Long Term Monitoring
Maintenance of Digital Group Switch a Maximum of 64K Multiple Positions Maintenance of MJ Hardware
Maintenance of Switching Network Terminal
Manual Blocking and Deblocking of Devices and Subscriber Lines
Manual Continuity Check for Common Channel Signaling
Mobile Telephone Radio Disturbance Recording
Monitoring of Subscriber Lines and Trunk Lines
Operation of Relays in Devices
Predetermining of Switching Path
Progression Testing
Reading of Device State Information
Recording of Telephony Signals
Remote Measurements, ATME Measurements
Remote Measurements, ATME Recording Result Administration
Remote Measurements, ATME Restest Administration
Remote Measurements, ATME Responding

Remote Measurements, Bit Error Ratio and Transmission of Bit Patterns Remote Measurements, B-Number Translation
Remote Measurements, Delayed Measurement
Remote Measurements, Echo Return Loss Measurement
Remote Measurements, Immediate Measurement
Remote Measurements, Instrument Administration
Remote Measurements, Level Measurement
Remote Measurements, Noise Measurement
Remote Measurements, Programmed Interwork with Test Lines
Remote Measurements on Telephone Circuits
Remote Measurements, Singing Return Loss Measurement
Remote Measurements, Standard Adjustments of Instrument Data
Remote Measurements, Timeable Controlled Measurement
Remote Measurements, Transmission of Tones
Signaling Course Recorder
Supervision and Fault Handling
Terminating Test Calls
Test Functions for Base Station Related Equipment
Test of Channel Devices
Test Tone

26.       ADMINISTRATION

Administration of B-Number Analysis Data
Administration of Call Path Tracing
Administration of Digital Group Switch with up to 64K Multiple Positions Administration of End of Selection Analysis Data
Administration of Exchange Data
Administration of Exchange Data for Internal Number
Series Administration of Meter Pulse Data
Administration of Mobile Telephone Cells
Administration of Mobile Telephone Channel Devices
Administration of Mobile Telephone Cooperating Exchanges
Administration of Mobile Telephone Service Area
Administration of Response Programs
Administration of Roamer Routing Interrogation Code Translations
Administration of Routing Analysis Data
Administration of Routing Switch
Administration of Switching Network Terminal Data
Administration of Time Supervision Analysis Data
Administration of Visitor Register
Channel Equipment Coordination and Administration
Code Answer
Equal Access Carrier Analysis Administration
Equipment Position
Manual Administration of HTR Destination List

Mobile Telephone Digit Analysis
Route Data Administration
Route Status Survey
Subscriber Data, Administration
Test Blocking Administration
Test Position Administration
Voice Path and Transmission Line Coordination and Administration

27.     TRAFFIC MEASUREMENTS

Counters in the Measurement Data Base for Charging
Counters in the Measurement Data Base for GSS Set of Parts GS64K
Counters in the Measurement Data Base for GSS Set of Parts NS
Counters in the Measurement Data Base for GSS Set of Part SNT
Counters in the Measurement Data Base for Mobile Subscribers
Counters in the Measurement Data Base for the Announcement Service Terminal Counters in the Measurement Data Base for the Traffic and Event Measurement Counters in the Measurement Data Base for Traffic and Event Measurements
 in the CCS Subsystem
Counters in the Measurement Data Base for Traffic Control
Counters in the Measurement Data Base for APT General Operation and
 Maintenance
Counters in the Measurement Data Base in Multi-Junctor
Counters in the Measurement Data Base, General Concepts
Data Recording per Call
Measurement Data Base
Measurement Object Group Handler
Measurement Report File Output, Standard Format
Measurement Report Generator
Measurement Report Time Table
Mobile Telephone Cell Traffic Recording
Modified Measurement Report Generator
Recording of Voice Channel Handling
Statistics and Traffic Measurement
STS
Time Congestion Measurements on Routes
Traffic Character Measurement on Routes
Traffic Dispersion Measurements
Traffic Measurements on Routes
Traffic Measurements on Traffic Types

28.     STATISTICS

ADC Authentication Statistics
Disturbance Statistics
IS-41 Signaling Protocol Statistics
Mobile Telephone Cell Traffic Statistics

MT Signaling Protocol Statistics
Page Response Statistics
Paging Parameter Statistics
Radio-Related Call Release Information
Radio Environment Statistics
Service Quality Statistics
Traffic Observation

29.     NETWORK MANAGEMENT

ANSI CCS Suppport for HLR Redundancy for CMS88
Control of Echo Canceller Loop for Mobile Subscribers
Exchange Input Load Observation
Exchange Input Load Supervision
NM Actions Sequence Control
Processor and Exchange Input Load Measurements
Processor Load Observation
Reading of Processor and Exchange Input Load
Remote Subsystem Inaccessible Alarm
Route Load Supervision and Observation
SCCP Overhead Converter
SS7 ISDN User Part Inter LATA
SS7 ISDN User Part Intra LATA
SS7 Message Transfer Part
SS7 Signaling Connection Control Part (SCCP)
SS7 Signaling Network Monitor
SS7 Signaling Network Trouble Notification
Traffic Restrictions on Route

30.     HOME LOCATION REGISTER/SERVICE CONTROL POINT (HLR/SCP)

HLR/SCP SS7 Functionality

ANSI SS7 TCAP Platform
SS7 TCAP Interface to HLR
SS7 TCAP Load Management

HLR/SCP HLR Subscriber Functionality

HLR Administration of Peripheral Equipment
HLR Alternative Location Coordination
HLR Area Code Change Support
HLR Authentication
HLR Automatic Call Barring HLR C-Number Analysis
HLR C-Number Provision
HLR Call Barring Upon Fraudulent Activity Detection

HLR Equal Access Pre-subscription
HLR Fraud Activity Detection
HLR Location Analysis and Call Delivery
HLR Location Updating
HLR Message Waiting Indicator
HLR Restoration Procedures
HLR Routing Determination
HLR Screening of Serial Number
HLR Short Message Service
HLR Subscriber Activity Handling
HLR Subscriber Activity Report
HLR Subscriber Class Characteristics
HLR Subscriber Class Groups
HLR Subscriber Data Administration
HLR Subscriber Default Profile Administration
HLR Subscriber Number Administration
HLR Subscriber Services Calls
HLR Support for Manual Roamers
HLR Support for Mobile Autonomous Registration Subscribers

HLR/SCP SCP Functionality

HLR Intelligent Network (IN) Services for PCS
 Subscribers
HLR triggers in HLR
Service Script Interpreter (SSI)
Service Script Virtual Directory Number
SSI Basic Control Types
SSI Basic Control Types 1
SSI Basic Control Types 2
SSI Extended Number Analysis
SSI IS-41
SSI List Handling
SSI Number Analysis
SSI Reports
SSI Statistics Counters
SSI Traffic Simulation
SSI Voice Prompting

31.     FRAUD CONTROL

ADC Authentication Procedure for Visiting Subscriber
All Teardown Administration
Fraudulent Activity Detection
Fraudulent Call Prevention
Screening of Serial Number

Serial Number Barring
Tumbling ESN Barring

                        APPLICATION SYSTEM 123/124 CN-A1


                                APZ FUNCTION LIST


                                                                PAGE
19.    CONTROL SYSTEM FUNCTIONS..................................27
20.    DATA COMMUNICATIONS FUNCTIONS.............................29
21.    FILE FUNCTIONS............................................29
22.    ALPHANUMERIC FUNCTIONS....................................30
23.    ALARM FUNCTIONS...........................................30

32.     CONTROL SYSTEM FUNCTIONS

Adjunct Computer Subsystem APZ 212 20/2-42
Adjunct Processor Large Building Block - Tandem Integrity(TM) FT
 APZ 212 20/2-42
Administration of Central Processor Stores
Administration of Function Codes
Administration of Interference Protection
Administration of Symbols for Central Software Units
Administration of System Information
Audit Functions Controller
Cache Memory Handling
Central Processor Test Functions, CPT
Command Interface for the Database APZ 212 20/2-20
Control Signaling Link
Counters in the Measurement Database for the Control System
Counters in the Measurement Database for the Support Processor
CP Repair Functions
Database General
Data Dictionary for Database APZ 212 20/2-20
Database Transaction Handling
Debugger for RPD/EMRPD
EMG Administration Functions
EMG Diagnostics
EMG EM Restart Dump Function
EMG Fault Detection Functions
EMG Recovery Functions
EMG Repair Functions
EMG Start Functions
EMRPD Hardware Functions
Executive System EMRP
Executive System STC
Executive System STR
Forlopp Management
Function Change and Software Handling in SP
Function Change in Central Processor
Function Change, Change of EM in EMG and Loadable RP
Handling of Hardware Faults
Handling of Software Faults
Initial Loading
Job Transfer Protocol
Load Protection in RP2
Loadable Microprogram
Loading Administration, Dynamic Store Allocation

Loading and Removal of Central Software Units
Loading of EMRP, RP, and DP
Logging of Exchange Build Level Changes
MAS Support to Other Subsystems
Metering Maintenance Statistic, APZ
Operating System Functions for EMRPD
Operation and Maintenance in SPS
Output of Central Software Units
Output of Regional Programs
Output of Regional Programs, Backup Copy Function
Overload Protection (OLP), EMRPD
Processor Measurement
Product Administration, System Check at Insertion of Program
Program Change for Central Software Unit
Program Correction in EMRP
Program Correction in CP
Program Store Consistency Check
Program Test in EMRP
Program Test in EMRP with Simulated Link Interrupt
Protocol Signaling Link
Protocol Signaling Link, Flowchart
RP Administration Function
RP Alarm Function
RP Diagnostic Function
RP Error Detecting Function
RP Program Correction
RP Recovery Function
RP Repair Function
RP Restart Dump Function
RP Start Function
RPD Hardware Function
Size Alteration of Data Files
Size Alteration of Store
SP Exchange Data Administration
SP Gateway Communication
SP Restart Logging
SP System Parameter Handling
SP Trace System
Stand Alone Function APZ 212
Supervision of Utilization in Files and Memories
Support for Production and Installation
System Backup Copy and Restart Log
System Backup Copy in Main Store
System Calendar
System Limits

System States and System Events
Test
Variable Output Support
Variable Output Service Function

33.     DATA COMMUNICATIONS FUNCTIONS

AXE I/O Address and Routing Analysis
AXE I/O Closed User Group
AXE I/O Data Communication Priority
AXE I/O Data Communication Statistics
AXE I/O Direct Call Facility
AXE I/O HDLC (LAPB) Single Link Procedures
AXE I/O Interface for Modems
AXE I/O Interface for Packet Mode Terminal Access
 Through a Switched Telephone Network
AXE I/O Interface for Terminals
AXE I/O Network User Services and Facilities
AXE I/O Permanent Virtual Circuit Facility
AXE I/O Selection by Name Facility
AXE I/O Subaddressing
AXE I/O Transport Protocol
AXE I/O V.25 BIS. Automatic Calling Facility
AXE I/O X.25 Interface
AXE I/O X.3 Pad
Direct File Output
Internet Transport Service APZ 211 11-318
Message Transfer Protocol, MTP
Modem for 2400 BPS. Synchronous on Leased Lines
Modem for 9600 BPS. Synchronous on Leased Lines
V-Series Synchronous Data Transmission through a General
 Telephone Network Physical Layer
X-Series Synchronous Data Transmission through a Public
   Data Network Physical Layer

34.     FILE FUNCTIONS

3 1/2 inch Disk Storage Unit, Winchester, Micropolis, 2112s 1.05 GB SCSI-2 5 1/4 inch Disk Store Winchester, Micropolis 1558-15
5 1/4 inch Disk Storage Unit Winchester, Hitachi DK 511-8
5 1/4 inch Disk Storage Unit Winchester NEC D5652
5 1/4 inch Flexible Disk Unit TEAC FD-55GFV
5 1/4 inch Rewritable Optical Disk Drive RICOH R0-5060E
Command Log in AXE
Data Interchange Format on Flexible Disks
File Control APZ 211 11-285

File Copying in FMS
File Names in AXE File Process Utility in FMS APZ 211 11-234
File Recovery Function in FMS
File Service Functions APZ 211 11-286
Hard Disk Function APZ 211 11-284
IBM Formatted Tape Labels in FMS
Infinite Sequential Files
Magnetic Tape Functions in FMS
Magnetic Tape Unit Start/Stop TEAC MT-1000
MT Labels for FMS
Search Function in FMS

35.     ALPHANUMERIC FUNCTIONS

Asynchronous Terminal Interface for IOG11 APZ 211 11-282
Authority Check of Operators at Logon and Execution
AXE User Environment
Command Input
Hourly Status Report
Load Regulation of Man Machine Communication
Man-Machine Language AX
Modem for 2400 BPS Synchronous and Asynchronous, Switched or Leased Lines Output of Alphanumerical Information on File
PC in AXE
Printer in AXE, Facit B3100 Special Version
Printer in AXE Facit 4511
Printer in AXE Siemens PT88S
Remote Operator Alarm
Repeat Notifications for Single Troubles
Routing of Printouts
Search in Transaction Log
Secure Dialback for Connection of Terminals
Standby Utilities for Alphanumerical Output
Transaction Log
TW in AXE, Texas Silent 703
TW in AXE, Facit 4511
TW in AXE, Facit 4440
VDU in AXE, Facit
4440 VDU in AXE, Tandberg 2230S

36.     ALARM FUNCTIONS

Alarm and Attendance Signaling Towards OMC
External Alarms

Operator Alarm


Revised 8/14/97

                                                                    ATTACHMENT M
                                                    ACQUISITION AGREEMENT # 9152



                                   Tritel Inc.


                               Finance Term Sheet





NYLIB1/611897/3/99320/00000/flynnb/September 3, 1999 - 7:38             09/07/99
Tritel Inc. Acquisition Agreement 9152

                                                                    ATTACHMENT N
                                                    ACQUISITION AGREEMENT # 9152


                                   TRITEL INC.



TABLE OF CONTENTS


SECTION                                                                    PAGE

1.  NETWORK PLANNING AND EXPANSION  2
2.  NETWORK PERFORMANCE EVALUATION  2
3.  NETWORK OPERATION CONSULTING    2
4.  NETWORK MANAGEMENT SYSTEM CONSULTING    3
5.  BUSINESS OPERATION CONSULTING   3
6.  CIVIL CONSTRUCTION       3
7.  SITE ENGINEERING  4
8.  EQUIPMENT INSTALLATION AND COMMISSIONING       4
9.  NETWORK OPTIMIZATION     4
10. OPERATION AND MAINTENANCE MANAGEMENT    6
11. NETWORK MANAGEMENT SYSTEM ADMINISTRATION       6
12. REMOTE NETWORK MONITORING       6
        13. SYSTEM SUPPORT ..................................................5
        14. OPERATION AND MAINTENANCE ASSISTANCE ............................6
        15. COMPETENCE DEVELOPMENT PROGRAM ..................................6


NYLIB1/611897/3/99320/00000/flynnb/September 3, 1999 - 7:38             09/07/99
Tritel Inc. Acquisition Agreement 9152

1.  NETWORK PLANNING AND EXPANSION

Ericsson's Network Planning and Expansion Service provides initial radio frequency (RF) design, network dimensioning, and expansion planning for wireless systems. This service can be provided with customer defined levels of Ericsson support.

Ericsson provides personnel with an in-depth knowledge of cell, frequency, transmission, and network planning principles. Ericsson team members also have the expertise for performing border, trunk, and signaling network analysis as well as system capacity analysis.

In an effort to better meet current and future customer demands, Ericsson engineers provide a plan which shows how, when, and where to configure the wireless network for optimal performance.

2.  NETWORK performance evaluation

Ericsson's Network Performance Evaluation (NPE) service provides an in-depth analysis of coverage, capacity, efficiency, reliability, and quality of the wireless network. In addition, NPE makes recommendations for improving the performance of the system.

Ericsson's Network Performance Evaluation service evaluates the wireless system at various levels of network configurations and traffic patterns. This service is divided into several sections: An overall system performance analysis is performed regularly on the entire network and is intended to focus on subscriber issues related to service quality. The overall performance evaluation highlights any problems found and provides a list of the most problematic cells in each performance area. If required, a more detailed investigation can be performed for the most problematic cells using the detailed problem analysis.

A performance evaluation can also be applied to specific nodes within the system to ensure that areas such as power, grounding, or data transcripts are in appropriate conditions. This evaluation becomes essential when planning extensive expansions, updates, and/or enhancements to the wireless system.

3.  NETWORK OPERATION CONSULTING

Ericsson's Network Operation Consulting service provides improvement recommendations for Operations and Maintenance processes and procedures

The consulting service addresses the following areas:
o Documentation of current AXE operations and maintenance processes, practices, and procedures
o  Alarm management, shift hand-over and escalation procedures
o  Power and synchronization areas
o  OMC establishment, staffing and security issues
o  Necessary methods and tools provisioning
o  O&M Organization Planning and emergency support handling
o  Subscriber feature related O&M training
o
4.  NETWORK MANAGEMENT System CONSULTING

Ericsson's Network Management System Consulting service provides recommendations for the effective design and implementation of Network Management Systems (NMS).

o Analyzes requirements for the Network Management System, based on expected network usage.

o Ericsson Network Management System Consultants focus on attaining high system performance standards and efficient cost control.


5.  BUSINESS OPERATION CONSULTING

Ericsson provides a consulting service which reviews business processes and procedures and provides ideas for improvement. Business Operation Consulting addresses areas such as subscriber administration, customer care, and billing administration. Additionally, this service identifies new business possibilities and opportunities.

Ericsson's Business Operations Consulting service provides information on areas of business operation that are critical for revenue enhancing opportunities. Some of these areas include:

o  Customer care and subscriber administration procedures
o  Fraud prevention activities in the network
o  Issues related to churn --subscriber or employee

6.  CIVIL CONSTRUCTION

Ericsson's Civil Construction Service provides general contracting and management services for the construction and preparation of base station, switching center, Network Management Center and other construction needs.

Ericsson coordinates all activities related to the civil construction of cell sites, switch rooms, and network management centers serving as the general contractor. The range of commitment encompasses areas such as:

o  Customer approved site plans
o  Site preparation and construction
o  Construction/project management
o  Provisioning and/or installation of equipment shelters
o  Tower and monopole erection
o  Electrical and telco installation
o  Antenna and feeder installation
o  Generator, environmental, and security installation

7.  SITE ENGINEERING

Erisccon's Site Engineering service provides site surveys, preparation, and specifications for the physical layout and dimensioning of switch, radio, OSS, and transmission equipment. This service is performed for new installations, expansion of existing equipment, as well as for multi-vendor equipment.

Ericsson provides the customer with the requirements for site preparation, space, building structures, environmental controls, and efficient equipment layout. Ericsson also recommends optimal ways to implement an extension to an existing installation -- taking into account factors such as spare positions in existing cabinets, main distribution frames, digital distribution frames, and power frames.

8.  EQUIPMENT INSTALLATION AND COMMISSIONING

Erisccon provides a full range of installation services for Ericsson, as well as third party equipment. This service ensures fast, professional installation and commissioning work of switch, network, radio, OSS, transmission and other Ericsson modules.

Ericsson manages the installation and commissioning of new equipment, re-allocation and re-installation of existing equipment, and the dismantling of obsolete equipment. There are three levels of service:

o  INSTALLATION AND COMMISSIONING
o  QUALITY ASSURANCE SUPERVISION
o  INSTALLATION AUDITS

9.  NETWORK OPTIMIZATION

Erisccon's Network Optimization Service implements improvements recommended by Ericsson's Network Performance Evaluation, RF engineering, and other performance improvement services. This service is designed to improve the performance and quality of the operators wireless network.

Ericsson engineers translate optimization recommendations into system data inputs for implementation into the wireless network. The activities that are covered include:

o Baseline drive testing, data acquisition, and modification prior to implementation of data changes
o Translation of planning and evaluation information to system data MML formats and commands
o Preparation, distribution and implementation of customized cell design data information and switch files

10.  OPERATION AND MAINTENANCE MANAGEMENT

Erisccon's Operation and Maintenance Management Service provides experienced Ericsson personnel for the day-to-day handling of O&M activities. This service provides a total turn-key solution to Ericsson wireless systems network O&M.

Ericsson's Operation and Maintenance Management Service is a long-term commitment to the operator to manage their system operations. Ericsson places personnel on-site and worldwide to access the various tools and expertise available to ensure efficient O&M management.

The Operation and Maintenance Management responsibilities range from the handling of field hardware to O&M of system processes.

11.  NETWORK MANAGEMENT SYSTEM ADMINISTRATION

Erisccon's Network Management System Administration Service provides the operator with an efficient solution for the operation and administration of their Network Management System. The Network Management System Administration service provides Ericsson system administration based on proven UNIX, database, and NMS application operations and maintenance procedures. System administration support is offered either locally or remotely. Remote administration is available either by way of a dedicated high-speed link to the Ericsson Network Management Center or through a modem connection. System administration duties requiring physical activities such as connecting printers and workstations or removing tapes from backup devices are provided via on-site support.

12.  REMOTE NETWORK MONITORING

Erisccon's Remote Network Monitoring Service provides Ericsson's expertise in site monitoring and alarm handling for base stations, switching centers, and other network modes.

Utilizing Ericsson's Network Management System applications, engineers provide proven NMS solutions for network monitoring. Remote Network Monitoring is available via a dedicated high-speed link to the Ericsson Network Management Center.

13. SYSTEM SUPPORT

Erisccon's System Support service includes consultation and 24 - hour emergency service, software maintenance and hardware maintenance. This service provides:

o Provides assistance in resolution of operations and maintenance issues and trouble report handling.

o   24-hour access to Emergency Support Team for rapid recovery of Network
    Elements.

o Software Maintenance ensures Network Elements are kept current with all software updates.

o   Hardware Maintenance provides Return and Repair of Ericsson equipment.

14. OPERATION AND MAINTENANCE ASSISTANCE

Erisccon's Operation and Maintenance Assistance service provides experienced Ericsson personnel to assist with the operations & maintenance of the network. Operation & Maintenance Assistance provides hands-on assistance or supervision by experienced O&M personnel. These personnel are placed at the switches, radio sites or Network Management Center's on a short or long term basis. Ericsson resources are available to assist with support and O&M issues as well as:

o  OSS administration

o  Preventive maintenance

o  Back-up procedures

o  Alarm handling

o  Trouble reporting


15. COMPETENCE DEVELOPMENT PROGRAM

Erisccon's Competence Development program provides courses to develop in-house competence in operation and maintenance of wireless networks including:

o  Career related training paths and courses for  O&M professionals.

o Courses at Ericsson's international training centers, or on-site training available.

o  Provides an introduction to new features and network technologies.

o  Hands-on review and job task competency verification.




Revised 10/22/96

                                                                    ATTACHMENT O
                                                    ACQUISITION AGREEMENT # 9152


                                   Tritel Inc.


                   Price Adjustment for Equipment and Software
                        Other than Initial Configuration


NYLIB1/611897/3/99320/00000/flynnb/September 3, 1999 - 7:38
Tritel Inc. Acquisition Agreement         9152
09/07/99

Prices shall be adjusted at the beginning of each calendar year, and the prices will be valid for orders received during the ensuing calendar year, pursuant to the following formulas:



        Equipment and Software ordered other than that covered by the Initial Configuration is subject to this price adjustment according to the following formula:

                          P = PO x (0.15 + 0.85 x M/MO)


Where

        P  = The adjusted price.

        PO = Base price as stated.

        M = The Producer Price Index for all commodities published monthly by the Federal Bureau of Labor Statistics ("Index") valid for the month of September in the current year.

        MO = Same as M, but valid in September of the previous year.


8/1/95

                                                                    ATTACHMENT P
                                                    ACQUISITION AGREEMENT # 9152



                                   Tritel Inc.


                        Recipients of Purchaser's Notices

                                                                    ATTACHMENT Q
                                                    ACQUISITION AGREEMENT # 9152

                                         Tritel Inc.


                                  ORDER CANCELLATION POLICY


Listed below are specific charges to PURCHASER which represent reasonable non-recoverable costs actually incurred by Ericsson prior to or in connection with the cancellation of such an order, including if applicable, labor charges of Ericsson personnel, reasonable restocking charges, and shipping charges.


RBS EQUIPMENT (SUPPLIER - ERICSSON)

              SITUATION                                 CANCELLATION POLICY
-------------------------------------------------------------------------------

o   Order is cancelled before shipment
to requested customer site.                          5 percent of order value

o   Order is cancelled after shipment
to requested customer site but
before shipment is installed.                        15 percent of order value

o   Custom Orders (i.e., cable
construction) cancelled before
manufacturing has commenced on
that portion of the order.*                          5 percent of order value

o   Custom Order (i.e., cable
    construction) cancelled after
    manufacturing has commenced on
    that portion of the order.                       100 percent of order value


NOTE: On custom orders, for example, if 10 custom cables were ordered but manufacturing has commenced on only 3 cables, a 100% charge will be levied against 3 cables and a 5% charge will be levied against the remainder (7) of the order.

SWITCH EQUIPMENT (SUPPLIER - ERICSSON)

Switch equipment refers to any AXE switching equipment order with the exception of the ordering of an entire switch (i.e., Mini, 211, 212).

           SITUATION                                     CANCELLATION POLICY
--------------------------------------------------------------------------------

o  Order is cancelled before ship-
   ment to requested customer site.                   5 percent of order value

o  Order is cancelled after shipment
   to requested customer site but
    before shipment is installed.                     15 percent of order value

SOFTWARE FEATURES

          SITUATION                                      CANCELLATION POLICY
--------------------------------------------------------------------------------

o   Order is cancelled before
application engineering
(i.e., station parameters or
data transcripting) has commenced.             5 percent of software order value

o   Order is cancelled after application
    engineering (i.e., station parameters
    or data transcripting) has commenced.     10 percent of software order value


NOTE:   All  switch  hardware  associated  with  the  software  features  is subject  to  the cancellation charge listed for Switch Equipment.

DOMESTIC SUPPLIERS OTHER THAN ERICSSON

          SITUATION                                      CANCELLATION POLICY
--------------------------------------------------------------------------------

o   Ericsson orders materials from a
domestic supplier and the material
CAN be resold by the domestic sup-
plier to Ericsson or another vendor.                  25 percent of order value

o   Ericsson orders materials from a
    domestic supplier and the material
    CANNOT be resold by the domestic
    supplier to Ericsson or another
    vendor (i.e., specifically measured
    coax cable for an antenna run).                  100 percent of order value

Rev. 07/92